As filed with the Securities and Exchange Commission on November 26, 2008

                                                        File Nos. 333-114788
                                                                   811-21569


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             / X /
                                                                     ---
                           Pre-Effective Amendment No.              /   /
                                                                     ---

                           Post-Effective Amendment No. 9           / X /
                                                                     ---
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /
                                                                     ---
                           Amendment No.  11                         / X /
                                                                     ---
                        (Check appropriate box or boxes)

                    PIONEER IBBOTSON ASSET ALLOCATION SERIES
               (Exact Name of Registrant as Specified in Charter)

                  60 State Street, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 742-7825

     Dorothy E. Bourassa, Secretary, Pioneer Ibbotson Asset Allocation Series
                  60 State Street, Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     ___ immediately upon filing pursuant to paragraph (b)
     _X_ on December 1, 2008 pursuant to paragraph (b)
     ___ 60 days after filing pursuant to paragraph (a)(1)
     ___ on [date] pursuant to paragraph (a)(1)
     ___ 75 days after filing pursuant to paragraph (a)(2)
     ___ on [date] pursuant to paragraph (a)(2)of Rule 485.

If appropriate, check the following box:

     ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PIONEER
--------------------------------------------------------------------------------
IBBOTSON ASSET ALLOCATION SERIES
     Pioneer Ibbotson Conservative Allocation Fund
     Pioneer Ibbotson Moderate Allocation Fund
     Pioneer Ibbotson Growth Allocation Fund
     Pioneer Ibbotson Aggressive Allocation Fund

Prospectus


December 1, 2008


Class A, Class B and Class C Shares

Contents
--------------------------------------------------

Overview ......................................  1
Basic information about the funds   ...........  3
        Conservative Allocation Fund ..........  3
        Moderate Allocation Fund .............. 14
        Growth Allocation Fund ................ 25
        Aggressive Allocation Fund ............ 36
Asset allocation process ...................... 47
Management .................................... 49
Buying, exchanging and selling shares ......... 52
Dividends, capital gains and taxes ............ 86
Financial highlights .......................... 88


[LOGO]PIONEER
Investments(R)


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

--------------------------------------------------------------------------------
An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contact your investment professional to discuss how a fund fits into your portfolio.
--------------------------------------------------------------------------------

Overview

Pioneer Ibbotson Asset Allocation Series includes four funds, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities. Each fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a fund entails more direct and indirect expenses than a direct investment in the underlying funds. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.


The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders.

The following is a general guide regarding the anticipated allocation of assets of each of the funds between broad asset classes. Pioneer Investment Management, Inc., the funds' investment adviser, may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes each fund's investments in cash, cash equivalents and money market funds.


                                     Investment Strategies/Asset Class Targets
                                   ---------------------------------------------
                                                      Equity       Fixed Income
                         Investment                    Fund            Fund
Fund                     Objective                  Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term capital
Conservative        growth and current
Allocation Fund     income.                            20-40%         60-80%
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term                          50-70%         30-50%
Moderate            capital growth and
Allocation Fund     current income.
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term                         70-100%          0-30%
Growth Allocation   capital growth and
Fund                current income.
--------------------------------------------------------------------------------
Pioneer Ibbotson    Long-term                         85-100%          0-15%
Aggressive          capital growth.
Allocation Fund
--------------------------------------------------------------------------------

Overview


Overview of asset allocation process
Pioneer allocates each fund's assets between the broad asset classes of equity and fixed income by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.


Pioneer has engaged Ibbotson Associates Advisors, LLC to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. For a further discussion of the allocation process employed by Ibbotson see "Asset allocation process."


As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future, although there is no current intent to do so. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is a conservative allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents and in money market funds.


                                                     Equity       Fixed Income
                                                      Fund            Fund
                                                   Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund        20-40%          60-80%
--------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-30%
Pioneer Independence Fund                                                  0-30%
Pioneer Research Fund                                                      0-30%
Pioneer Growth Leaders Fund                                                0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                    0-30%
Pioneer AmPac Growth Fund                                                  0-30%
Pioneer Value Fund                                                         0-30%
Pioneer Cullen Value Fund                                                  0-30%
Pioneer Mid Cap Growth Fund                                                0-30%
Pioneer Mid Cap Value Fund                                                 0-30%
Pioneer Small and Mid Cap Growth Fund                                      0-30%
Pioneer Oak Ridge Small Cap Growth Fund                                    0-30%
Pioneer Small Cap Value Fund                                               0-30%
Pioneer International Equity Fund                                          0-30%
Pioneer International Value Fund                                           0-30%
Pioneer Europe Select Equity Fund                                          0-30%
Pioneer Emerging Markets Fund                                              0-30%
Pioneer Real Estate Shares                                                 0-30%
Pioneer Growth Opportunities Fund                                          0-30%
Pioneer Equity Income Fund                                                 0-30%
Pioneer Government Income Fund                                             0-30%
Pioneer High Yield Fund                                                    0-30%
Pioneer Global High Yield Fund                                             0-30%
Pioneer Bond Fund                                                          0-30%
Pioneer Strategic Income Fund                                              0-30%
Pioneer Floating Rate Fund                                                 0-30%
Pioneer Short Term Income Fund                                             0-30%
Pioneer Cash Reserves Fund                                                 0-30%

Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.


Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality.

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund


The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance because they have different expenses. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'06                7.24
'07                5.50


The highest calendar quarterly return was 2.97% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -0.47% (04/01/2006 to 06/30/2006)

At September 30, 2008, the year-to-date return was -9.80%.

Comparison with the Standard & Poor's 500 Stock Index and the
Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Stock Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                          Since  Inception
                                                             1 Year   Inception       Date
------------------------------------------------------------------------------------------
Class A                                                                            5/12/05
Return before taxes                                           -0.60        4.19
------------------------------------------------------------------------------------------
Return after taxes on distributions                           -1.77        3.42
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares        -0.05        3.21
------------------------------------------------------------------------------------------
Class B                                                                            5/12/05
Return before taxes                                            0.52        4.59
------------------------------------------------------------------------------------------
Class C                                                                            5/12/05
Return before taxes                                            4.62        5.64
------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index
(reflects no deduction for fees, expenses or taxes)            5.49       10.48
------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)            6.97        4.53
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                    Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                       5.75%      None     None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less          None(1)     4%       1%
--------------------------------------------------------------------------------

Annual fund operating expenses

paid from the assets of the fund
as a percentage of average daily net assets         Class A   Class B    Class C
--------------------------------------------------------------------------------
Management Fee(2)                                     0.17%     0.17%      0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                  0.25%     1.00%      1.00%
--------------------------------------------------------------------------------
Other Expenses                                        0.51%     0.60%      0.50%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(3)                    0.61%     0.61%      0.61%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)               1.54%     2.38%      2.28%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(5)           -0.15%    -0.09%      0.00%
--------------------------------------------------------------------------------
Net Expenses(5)                                       1.39%     2.29%      2.28%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                      If you sell your shares                   If you do not sell your shares
            -------------------------------------------   -------------------------------------------
                                       Number of years you own your shares
            -----------------------------------------------------------------------------------------
                  1           3           5          10         1           3           5          10
-----------------------------------------------------------------------------------------------------
Class A        $708      $1,020      $1,353      $2,292      $708      $1,020      $1,353      $2,292
-----------------------------------------------------------------------------------------------------
Class B         632       1,034       1,362       2,500       232         734       1,262       2,500
-----------------------------------------------------------------------------------------------------
Class C         331         712       1,220       2,615       231         712       1,220       2,615
-----------------------------------------------------------------------------------------------------

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.78%, 1.68% and 1.68% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2011 for Class A shares and through January 1, 2010 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


Investment objective

Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is a moderate allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


                                                        Equity      Fixed Income
                                                         Fund           Fund
                                                      Allocation     Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund               50-70%         30-50%
--------------------------------------------------------------------------------

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-30%
Pioneer Independence Fund                                                  0-30%
Pioneer Research Fund                                                      0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                    0-30%
Pioneer AmPac Growth Fund                                                  0-30%
Pioneer Value Fund                                                         0-30%
Pioneer Cullen Value Fund                                                  0-30%
Pioneer Mid Cap Growth Fund                                                0-30%
Pioneer Mid Cap Value Fund                                                 0-30%
Pioneer Small and Mid Cap Growth Fund                                      0-30%
Pioneer Small Cap Value Fund                                               0-30%
Pioneer International Equity Fund                                          0-30%
Pioneer Europe Select Equity Fund                                          0-30%
Pioneer Emerging Markets Fund                                              0-30%
Pioneer Real Estate Shares                                                 0-30%
Pioneer Growth Opportunities Fund                                          0-30%
Pioneer Equity Income Fund                                                 0-30%
Pioneer Government Income Fund                                             0-30%
Pioneer High Yield Fund                                                    0-30%
Pioneer Global High Yield Fund                                             0-30%
Pioneer Bond Fund                                                          0-30%
Pioneer Strategic Income Fund                                              0-30%
Pioneer Floating Rate Fund                                                 0-30%
Pioneer Short Term Income Fund                                             0-30%
Pioneer Cash Reserves Fund                                                 0-30%

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.


Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality.

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o Offer greater potential for loss than other U.S. equity securities

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance because they have different expenses. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'05          6.48
'06         10.49
'07          5.24


The highest calendar quarterly return was 4.76% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -2.31% (10/01/2007 to 12/31/2007)

At September 30, 2008, the year-to-date return was -15.69%.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


Comparison with the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                          Since  Inception
                                                             1 Year   Inception       Date
------------------------------------------------------------------------------------------
Class A                                                                             8/9/04
Return before taxes                                           -0.78        7.80
------------------------------------------------------------------------------------------
Return after taxes on distributions                           -1.99        6.90
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares         0.32        6.42
------------------------------------------------------------------------------------------
Class B                                                                             8/9/04
Return before taxes                                            0.39        7.29
------------------------------------------------------------------------------------------
Class C                                                                             8/9/04
Return before taxes                                            4.42        7.63
------------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses or taxes)            5.49       10.97
------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)            6.97        4.48
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                    Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                       5.75%      None     None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less          None(1)     4%       1%
--------------------------------------------------------------------------------

Annual fund operating expenses

paid from the assets of the fund
as a percentage of average daily net assets           Class A   Class B  Class C
--------------------------------------------------------------------------------
Management Fee(2)                                       0.17%     0.17%    0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                    0.25%     1.00%    1.00%
--------------------------------------------------------------------------------
Other Expenses                                          0.27%     0.39%    0.26%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(3)                      0.73%     0.73%    0.73%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)                 1.42%     2.29%    2.16%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(5)              0.00%    -0.04%    0.00%
--------------------------------------------------------------------------------
Net Expenses(5)                                         1.42%     2.25%    2.16%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                     If you sell your shares                  If you do not sell your shares
            ------------------------------------------   -----------------------------------------
                                     Number of years you own your shares
            --------------------------------------------------------------------------------------
                  1          3           5          10         1         3           5          10
--------------------------------------------------------------------------------------------------
Class A        $711      $ 998      $1,307      $2,179      $711      $998      $1,307      $2,179
--------------------------------------------------------------------------------------------------
Class B         628      1,012       1,322       2,404       228       712       1,222       2,404
--------------------------------------------------------------------------------------------------
Class C         319        676       1,159       2,493       219       676       1,159       2,493
--------------------------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.74%, 1.52% and 1.52% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2011 for Class A shares and through January 1, 2010 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is a moderate growth allocation fund, the fund's assets will be invested in equity and fixed income funds, although a small portion will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


                                                       Equity       Fixed Income
                                                        Fund            Fund
                                                     Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                70-100%          0-30%
--------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-30%
Pioneer Independence Fund                                                  0-30%
Pioneer Research Fund                                                      0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                    0-30%
Pioneer AmPac Growth Fund                                                  0-30%
Pioneer Value Fund                                                         0-30%
Pioneer Cullen Value Fund                                                  0-30%
Pioneer Mid Cap Growth Fund                                                0-30%
Pioneer Mid Cap Value Fund                                                 0-30%
Pioneer Small and Mid Cap Growth Fund                                      0-30%
Pioneer Small Cap Value Fund                                               0-30%
Pioneer International Equity Fund                                          0-30%
Pioneer Europe Select Equity Fund                                          0-30%
Pioneer Emerging Markets Fund                                              0-30%
Pioneer Real Estate Shares                                                 0-30%
Pioneer Growth Opportunities Fund                                          0-30%
Pioneer Equity Income Fund                                                 0-30%
Pioneer Government Income Fund                                             0-30%
Pioneer High Yield Fund                                                    0-30%
Pioneer Global High Yield Fund                                             0-30%
Pioneer Bond Fund                                                          0-30%
Pioneer Strategic Income Fund                                              0-30%
Pioneer Floating Rate Fund                                                 0-30%
Pioneer Short Term Income Fund                                             0-30%
Pioneer Cash Reserves Fund                                                 0-30%

Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.


Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected

Basic information about
Pioneer Ibbotson Growth Allocation Fund

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality.

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

Basic information about
Pioneer Ibbotson Growth Allocation Fund


The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance because they have different expenses. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'05           8.24
'06          12.49
'07           5.47


The highest calendar quarterly return was 5.83% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -3.10% (10/01/2007 to 12/31/2007)

At September 30, 2008, the year-to-date return was -19.02%.

Comparison with the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                          Since  Inception
                                                             1 Year   Inception       Date
------------------------------------------------------------------------------------------
Class A                                                                             8/9/04
Return before taxes                                           -0.62        9.68
------------------------------------------------------------------------------------------
Return after taxes on distributions                           -1.59        8.97
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares         0.46        8.18
------------------------------------------------------------------------------------------
Class B                                                                             8/9/04
Return before taxes                                            0.57        7.50
------------------------------------------------------------------------------------------
Class C                                                                             8/9/04
Return before taxes                                            4.62        9.79
------------------------------------------------------------------------------------------
Standard & Poor's 500 Index (reflects no deduction
for fees, expenses or taxes)                                   5.49       10.97
------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes)                         6.97        4.48
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                    Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                       5.75%      None     None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less          None(1)     4%       1%
--------------------------------------------------------------------------------

Annual fund operating expenses

paid from the assets of the fund
as a percentage of average daily net assets           Class A   Class B  Class C
--------------------------------------------------------------------------------
Management Fee(2)                                       0.17%     0.17%    0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                    0.25%     1.00%    1.00%
--------------------------------------------------------------------------------
Other Expenses                                          0.40%     0.51%    0.35%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(3)                      0.80%     0.80%    0.80%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)                 1.62%     2.48%    2.32%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(5)             -0.03%    -0.11%    0.00%
--------------------------------------------------------------------------------
Net Expenses(5)                                         1.59%     2.37%    2.32%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                      If you sell your shares                   If you do not sell your shares
            -------------------------------------------   -------------------------------------------
                                       Number of years you own your shares
            -----------------------------------------------------------------------------------------
                  1           3           5          10         1           3           5          10
-----------------------------------------------------------------------------------------------------
Class A        $727      $1,054      $1,403      $2,384      $727      $1,054      $1,403      $2,384
-----------------------------------------------------------------------------------------------------
Class B         640       1,062       1,411       2,596       240         762       1,311       2,596
-----------------------------------------------------------------------------------------------------
Class C         335         724       1,240       2,656       235         724       1,240       2,656
-----------------------------------------------------------------------------------------------------

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.79%, 1.57% and 1.57% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2011 for Class A shares and through January 1, 2010 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Investment objective
Long-term capital growth.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is an aggressive allocation fund, the majority of the fund's assets will be invested in equity funds, although a portion of its assets will be invested in fixed income funds and cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


                                                       Equity       Fixed Income
                                                        Fund            Fund
                                                     Allocation      Allocation
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund            85-100%          0-15%
--------------------------------------------------------------------------------

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                                                      Percentage
                                                                        of Fund
Fund Name                                                               Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                               0-30%
Pioneer Independence Fund                                                  0-30%
Pioneer Research Fund                                                      0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                    0-30%
Pioneer AmPac Growth Fund                                                  0-30%
Pioneer Value Fund                                                         0-30%
Pioneer Cullen Value Fund                                                  0-30%
Pioneer Mid Cap Growth Fund                                                0-30%
Pioneer Mid Cap Value Fund                                                 0-30%
Pioneer Small and Mid Cap Growth Fund                                      0-30%
Pioneer Small Cap Value Fund                                               0-30%
Pioneer International Equity Fund                                          0-30%
Pioneer Europe Select Equity Fund                                          0-30%
Pioneer Emerging Markets Fund                                              0-30%
Pioneer Real Estate Shares                                                 0-30%
Pioneer Growth Opportunities Fund                                          0-30%
Pioneer Equity Income Fund                                                 0-30%
Pioneer Government Income Fund                                             0-15%
Pioneer High Yield Fund                                                    0-15%
Pioneer Global High Yield Fund                                             0-15%
Pioneer Bond Fund                                                          0-15%
Pioneer Strategic Income Fund                                              0-15%
Pioneer Floating Rate Fund                                                 0-15%
Pioneer Short Term Income Fund                                             0-15%
Pioneer Cash Reserves Fund                                                 0-15%

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.


Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected

o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality.

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o Offer greater potential for loss than other U.S. equity securities

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds". involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance because they have different expenses. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.


Annual return Class A shares (%)
(Year ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

'05           9.64
'06          14.20
'07           5.33


The highest calendar quarterly return was 6.76% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -3.88% (10/01/2007 to 12/31/2007)

At September 30, 2008, the year-to-date return was -21.70%.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


Comparison with the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                          Since  Inception
                                                             1 Year   Inception       Date
------------------------------------------------------------------------------------------
Class A                                                                             8/9/04
Return before taxes                                           -0.74       11.33
------------------------------------------------------------------------------------------
Return after taxes on distributions                           -1.51       10.72
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of shares         0.55        9.73
------------------------------------------------------------------------------------------
Class B                                                                             8/9/04
Return before taxes                                            0.51       10.91
------------------------------------------------------------------------------------------
Class C                                                                             8/9/04
Return before taxes                                            4.66       11.87
------------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses or taxes)            5.49       10.97
------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)            6.97        4.48
------------------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                    Class A   Class B  Class C
--------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                       5.75%      None     None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less          None(1)     4%       1%
--------------------------------------------------------------------------------

Annual fund operating expenses

paid from the assets of the fund
as a percentage of average daily net assets           Class A   Class B  Class C
--------------------------------------------------------------------------------
Management Fee(2)                                       0.17%     0.17%    0.17%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                    0.25%     1.00%    1.00%
--------------------------------------------------------------------------------
Other Expenses                                          0.46%     0.58%    0.40%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses(3)                      0.85%     0.85%    0.85%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)                 1.73%     2.60%    2.42%
--------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(5)             -0.03%    -0.11%    0.00%
--------------------------------------------------------------------------------
Net Expenses(5)                                         1.70%     2.49%    2.42%
--------------------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same, e) Pioneer's contractual expense limitation is in effect for year one and f) the expenses of the underlying funds.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                      If you sell your shares                   If you do not sell your shares
            -------------------------------------------   -------------------------------------------
                                       Number of years you own your shares
            -----------------------------------------------------------------------------------------
                  1           3           5          10         1           3           5          10
-----------------------------------------------------------------------------------------------------
Class A        $738      $1,086      $1,457      $2,496      $738      $1,086      $1,457      $2,496
-----------------------------------------------------------------------------------------------------
Class B         652       1,098       1,470       2,714       252         798       1,370       2,714
-----------------------------------------------------------------------------------------------------
Class C         345         755       1,291       2,756       245         755       1,291       2,756
-----------------------------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

1 Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%. See "Buying, exchanging and selling shares."


2 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

3 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

4 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

5 The expenses in the table, other than "Acquired Fund Fees and Expenses," reflect the expense limitation currently in effect under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses, other than "Acquired Fund Fees and Expenses," to 0.85%, 1.64% and 1.64% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This expense limitation is in effect through December 1, 2011 for Class A shares and through January 1, 2010 for Class B and Class C shares. There can be no assurance that Pioneer will extend these expense limitations beyond such time. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. See the statement of additional information for details regarding the expense limitation agreement.

Asset allocation process

Pioneer allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.

Pioneer has engaged Ibbotson to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different market sectors. The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the fund's assets among the asset classes, Ibbotson then invests the assets allocated to a particular sector among underlying funds that invest in that sector. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each fund's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a fund will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of each fund's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate each fund's target asset allocation and may recommend the rebalancing of a fund's assets among asset classes and

Asset allocation process

underlying funds to reflect changes in the target allocations or to reallocate the fund's holdings to match the target allocation. Each fund may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.


Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the fund's characteristics and other allocation criteria.

As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission ("SEC") and recently adopted SEC rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future, although there is no current intent to do so. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Management


Pioneer, each fund's investment adviser, oversees each fund's operations and supervises each fund's subadviser, which is responsible for the day-to-day management of each fund's portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2008, assets under management were approximately $260 billion worldwide, including over $63 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and a fund intend to rely on such rule to permit Pioneer, subject to the approval of the funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.


Investment subadviser

Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to each fund and allocates, subject to Pioneer's supervision, each fund's assets among asset classes and among the underlying funds. As of September 30, 2008, Ibbotson had approximately $18 billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly owned subsidiary of Morningstar, Inc.


Portfolio management
Day-to-day management of each fund's portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement,

Management

nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Alexander E. Kaye, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence. Prior to joining Ibbotson in 2004, Mr. Kaye was an account manager at UBS Global Asset Management, where he managed client relationships for subadvisory and institutional clients.


The funds' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the funds.

Management fee

Each fund pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund.

Pioneer's annual fee with respect to each fund is equal to


Annual Fee                                      Net Assets
--------------------------------------------------------------------------------
0.13% on investments in underlying funds        Up to $2.5 billion
managed by Pioneer (and cash); and
0.17% on other investments
--------------------------------------------------------------------------------
0.11% on investments in underlying funds        Over $2.5 billion and
managed by Pioneer (and cash); and              up to $4 billion
0.14% on other investments
--------------------------------------------------------------------------------
0.10% on investments in underlying funds        Over $4 billion and
managed by Pioneer (and cash); and              up to $5.5 billion
0.12% on other investments
--------------------------------------------------------------------------------
0.08% on investments in underlying funds        Over $5.5 billion and
managed by Pioneer (and cash); and              up to $7 billion
0.10% on other investments
--------------------------------------------------------------------------------
0.08% on investments in underlying funds        Over $7 billion
managed by Pioneer (and cash); and
0.09% on other investments
--------------------------------------------------------------------------------


For the period ended December 31, 2008, each fund paid management fees equal to 0.13% of the fund's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the funds, pays a portion of the fee it receives from the funds to Ibbotson as compensation for Ibbotson's services to a fund.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the funds' annual report to shareholders, for the period ended July 31, 2008. A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreement with Ibbotson will be available in the funds' semi-annual report to shareholders, for the period ended January 31, 2009.


Distributor and transfer agent

Pioneer Funds Distributor, Inc. is each fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is each fund's transfer agent. Each fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value


Each fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


Each fund values the shares of the underlying funds at their published net asset value.


Each fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, a fund relies upon securities prices provided by pricing services.

Each fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. Each fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class B or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.

--------------------------------------------------------------------------------
Share price
The net asset value per share calculated on the day of your transaction, adjusted for any applicable sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Choosing a class of shares
The fund offers three classes of shares through this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o How long you expect to own the shares
o The expenses paid by each class
o Whether you qualify for any reduction or waiver of sales charges

Your investment professional can help you determine which class meets your goals. Your investment firm may receive different compensation depending upon which class you choose. If you are not a U.S. citizen and are purchasing shares outside the U.S., you may pay different sales charges under local laws and business practices.


Distribution plan
Each fund has adopted a distribution plan for each class of shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, a fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


Additional payments to financial intermediaries
There are two principal ways you compensate the financial intermediary through which you buy shares of a fund - directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees. The fund also may pay intermediaries for administrative services and transaction processing.

Buying, exchanging and selling shares

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.


Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.


Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.


Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments to the intermediary if the amount of the payment exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Buying, exchanging and selling shares

Comparing classes of shares


                    Class A                     Class B                     Class C
----------------------------------------------------------------------------------------------------
Why you might       Class A shares may be       You may prefer Class B      You may prefer Class C
prefer each class   your best alternative if    shares if you do not        shares if you do not
                    you prefer to pay an        want to pay an initial      wish to pay an initial
                    initial sales charge and    sales charge, or if you     sales charge and you
                    have lower annual           plan to hold your invest-   would rather pay higher
                    expenses, or if you         ment for at least           annual expenses
                    qualify for any reduction   five years.                 over time.
                    or waiver of the initial
                    sales charge.
----------------------------------------------------------------------------------------------------
Initial sales       Up to 5.75% of the          None                        None
charge              offering price, which is
                    reduced or waived for
                    large purchases and
                    certain types of inves-
                    tors. At the time of your
                    purchase, your invest-
                    ment firm may receive a
                    commission from the
                    distributor of up to 5%,
                    declining as the size of
                    your investment increases.
----------------------------------------------------------------------------------------------------
Contingent          None, except in certain     Up to 4% is charged if      A 1% charge if you sell
deferred sales      circumstances when          you sell your shares.       your shares within one
charges             the initial sales charge    The charge is reduced       year of purchase. Your
                    is waived.                  over time and not           investment firm may
                                                charged after five years.   receive a commission
                                                Your investment firm        from the distributor at
                                                may receive a commis-       the time of your pur-
                                                sion from the distributor   chase of up to 1%.
                                                at the time of your pur-
                                                chase of up to 4%.
----------------------------------------------------------------------------------------------------
Distribution and    0.25% of average            1% of average daily         1% of average daily
service fees        daily net assets.           net assets.                 net assets.
----------------------------------------------------------------------------------------------------
Annual expenses     Lower than Class B or       Higher than Class A         Higher than Class A
(including          Class C.                    shares; Class B shares      shares; Class C shares
distribution and                                convert to Class A          do not convert to any
service fees)                                   shares after eight          other class of shares.
                                                years.                      You continue to pay
                                                                            higher annual expenses.
----------------------------------------------------------------------------------------------------
Exchange            Class A shares of other     Class B shares of other     Class C shares of other
privilege           Pioneer mutual funds.       Pioneer mutual funds.       Pioneer mutual funds.
----------------------------------------------------------------------------------------------------
Maximum             None                        $49,999                     $999,999
purchase amount
(per transaction)
----------------------------------------------------------------------------------------------------

Sales charges: Class A shares

You pay the offering price when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a fund. You do not pay a contingent deferred sales charge when you sell shares purchased through reinvestment of dividends or capital gain distributions.

--------------------------------------------------------------------------------
Offering price
The net asset value per share plus any initial sales charge.
--------------------------------------------------------------------------------

Sales charges for Class A shares

                                                            Sales charge as % of
                                                        ------------------------
                                                          Offering    Net amount
Amount of purchase                                           price      invested
--------------------------------------------------------------------------------
Less than $50,000                                             5.75          6.10
--------------------------------------------------------------------------------
$50,000 but less than $100,000                                4.50          4.71
--------------------------------------------------------------------------------
$100,000 but less than $250,000                               3.50          3.63
--------------------------------------------------------------------------------
$250,000 but less than $500,000                               2.50          2.56
--------------------------------------------------------------------------------
$500,000 but less than $1 million                             2.00          2.04
--------------------------------------------------------------------------------
$1 million or more                                             -0-           -0-
--------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.

Reduced sales charges
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:

o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)

o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Buying, exchanging and selling shares

Rights of accumulation
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A, Class B or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have net sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:

Group plans if the sponsoring organization:
o recommends purchases of Pioneer mutual funds to,
o permits solicitation of, or
o facilitates purchases by its employees, members or participants.

Class A purchases at net asset value
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of a fund.

Buying, exchanging and selling shares

Investments of $1 million or more and certain retirement plans
You do not pay a sales charge when you purchase Class A shares if you are investing $1 million or more, are a participant in an employer-sponsored retirement plan with at least $1 million in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a deferred sales charge if you sell your Class A shares within 18 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

Class A purchases at net asset value are available to:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of AmSouth Bank (at the time of initial share purchase) investing through an account held with AmSouth Investment Services, Inc.;
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Pioneer or any of its affiliates serve as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;

o Participants in employer-sponsored retirement plans with at least $1 million in total plan assets;

o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program,
  (ii) all
  participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;
o Shareholders of record (i.e., not held in the name of your broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Reinstatement privilege for Class A and Class B shares
If you recently sold all or part of your Class A or Class B shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the transfer agent no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Buying, exchanging and selling shares

Your purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement.

You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Class A shares that are subject to a contingent deferred sales charge
Purchases of Class A shares of $1 million or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 18 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan described under Section 401(a), 403(b) or 457 of the Internal Revenue Code that has at least $1 million in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class B shares

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge
--------------------------------------------------------------------------------
On shares sold                                                         As a % of
before the                                                 dollar amount subject
end of year                                                  to the sales charge
--------------------------------------------------------------------------------
1                                                                              4
--------------------------------------------------------------------------------
2                                                                              4
--------------------------------------------------------------------------------
3                                                                              3
--------------------------------------------------------------------------------
4                                                                              2
--------------------------------------------------------------------------------
5                                                                              1
--------------------------------------------------------------------------------
6+                                                                             0
--------------------------------------------------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into a fund remain subject to any contingent deferred sales charge that applied to the shares you originally purchased.

Conversion to Class A shares
Class B shares automatically convert into Class A shares. This helps you because Class A shares pay lower expenses.

Your Class B shares will convert to Class A shares eight years after the date of purchase except that:
o Shares purchased by reinvesting dividends and capital gain distributions will convert to Class A shares over time in the same proportion as other shares held in the account
o Shares purchased by exchanging shares from another fund will convert on the date that the shares originally acquired would have converted into Class A shares

Currently, the Internal Revenue Service permits the conversion of shares to take place without imposing a federal income tax. Conversion may not occur if the Internal Revenue Service deems it a taxable event for federal tax purposes.

Buying, exchanging and selling shares

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class B shares so that you pay the lowest possible
CDSC.
 o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
 o You do not pay a CDSC on reinvested dividends or distributions
 o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
 o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Sales charges: Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

--------------------------------------------------------------------------------
Paying the contingent deferred sales charge (CDSC)
Several rules apply for Class C shares so that you pay the lowest possible
CDSC.
 o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
 o You do not pay a CDSC on reinvested dividends or distributions
 o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
 o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Contingent deferred sales charge
A sales charge that may be deducted from your sale proceeds.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Waiver or reduction of contingent deferred sales charges (CDSC)

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

Class A, Class B and Class C shares
The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class B or Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue
  Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 701/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue Code. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held by Pioneer for all participants, reduced by the total of any prior distributions made in that calendar year;
  - Due to retirement or termination of employment. For Class B shares, waiver is granted only on payments of up to 10% of total plan assets held in a Pioneer mutual fund for all participants, reduced by the total of any prior distributions made in the same calendar year; or
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers (not available to Class B shares);
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account; or
o The selling broker elects, with the distributor's approval, to waive receipt of the commission normally paid at the time of the sale.


Please see the funds' statement of additional information for more information regarding reduced sales charges and breakpoints.

Buying, exchanging and selling shares

Opening your account


If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional or financial intermediary for more information.

If you invest in a fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Telephone transaction privileges
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.


When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. A fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

--------------------------------------------------------------------------------
By phone
If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. Eastern time on any weekday that the New York Stock Exchange is open. You may use FactFone(SM) at any time.
--------------------------------------------------------------------------------

Online transaction privileges
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application

o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. A fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or an authorized agent after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by a fund. The authorized agent is responsible for transmitting your order to a fund in a timely manner.


--------------------------------------------------------------------------------
Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account

  - Want the check paid to someone other than the account's record owner(s)

  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
--------------------------------------------------------------------------------

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying
You may buy fund shares from any investment firm that has a sales agreement with the distributor.

You can buy fund shares at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. Each fund reserves the right to stop offering any class of shares.

You may use securities you own to purchase shares of a fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If a fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.



Minimum investment amounts
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B or Class C shares.


You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.



Maximum purchase amounts
Purchases of fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares are not subject to a maximum purchase amount.

--------------------------------------------------------------------------------
Retirement plan accounts
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


Exchanging
You may exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling

Your shares will be sold at net asset value per share next calculated after a fund or its authorized agent, such as a broker-dealer, receives your request in good order.


If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.


A fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, a fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.


If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Consult your investment professional to learn more about buying, exchanging or selling fund shares.
--------------------------------------------------------------------------------

Buying, exchanging and selling shares

Buying shares


Through your investment firm

Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.



By phone or online
You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail
You can purchase fund shares for an existing fund account by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

Exchanging shares


Through your investment firm

Normally, your investment firm will send your exchange request to the fund's transfer agent. Consult your investment professional for more information about exchanging your shares.


By phone or online
After you establish an eligible fund account, you can exchange fund shares by phone or online if:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information


In writing, by mail or by fax
You can exchange fund shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:
o The name, social security number and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Buying, exchanging and selling shares

Selling shares


Through your investment firm

Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Consult your investment professional for more information. Each fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each fund reserves the right to terminate this procedure at any time.


By phone or online
If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record


In writing, by mail or by fax
You can sell some or all of your fund shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, your social security number, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact us

By phone
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

Telecommunications Device for the Deaf (TDD)
1-800-225-1997


By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Buying, exchanging and selling shares

Excessive trading
Frequent trading into and out of a fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since certain funds may invest a significant portion of their assets in junk bonds, these funds may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. Each fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;


o You enter into a series of transactions that indicate a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


Each fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a fund may be adversely affected. Because certain funds invest a significant portion of their portfolios in securities that are valued using fair value pricing methods, this risk may be greater for those funds. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

The funds may reject a purchase or exchange order before its acceptance or the issuance of shares. The funds may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a fund believes are requested on behalf of market timers. Each fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, the Pioneer funds have adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.



We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.

Buying, exchanging and selling shares

Account options
See the account application form for more details on each of the following options.


Automatic investment plans
You can make regular periodic investments in a fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class B or Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.


Pioneer Investomatic Plan
If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options
Each fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then current net asset value.


Directed dividends
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You must request a periodic withdrawal of at least $50
o You may not request a periodic withdrawal of more than 10% of the value of any Class B or Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Buying, exchanging and selling shares

Voluntary tax withholding
You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareowner services

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

Household delivery of fund documents
With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information

Early each year, each fund in which you invest will mail you information about the tax status of the dividends and distributions paid to you by the fund.



TDD 1-800-225-1997
If you have a hearing disability and access to TDD keyboard equipment, you can contact our telephone representatives with questions about your account by calling our TDD number between 8:30 a.m. and 5:30 p.m. Eastern time any weekday that the New York Stock Exchange is open.


Privacy

Each fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.



Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Redeeming shares for which you hold a share certificate
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.


The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

Buying, exchanging and selling shares

Fiduciaries and corporations are required to submit additional documents to sell fund shares.

Exchange limitation

You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a fund. The funds' exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by a fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.


The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Internal Revenue Code. While financial intermediaries that maintain omnibus accounts that invest in a fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

Minimum account size
Each fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting a fund by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach a fund by telephone, you should communicate with the fund in writing.


Share certificates
Each fund does not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

Each fund and the distributor reserve the right to:

o reject any purchase or exchange order for any reason, without prior notice

o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each fund reserves the right to:

o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

o redeem in kind by delivering to you portfolio securities owned by a fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
Each fund generally pays any distributions of net short- and long-term capital gains in December.

Each fund generally pays dividends from any net investment income in December.

Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the funds, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source and other factors. Distributions from a fund's net short-term capital gains are taxable as ordinary income. Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

"Qualified dividend income" generally is income derived from dividends paid to underlying funds by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that an underlying fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. To the extent that a fund pays dividends attributable to income received by it from underlying fixed income funds, these dividends generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

A portion of dividends received from the funds (but none of the funds' capital gain distributions) may qualify for the dividends-received deduction for corporations.

If a fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and the tax basis for the shares that you sell or exchange.

You must provide your social security number or other taxpayer identification number to a fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the funds. You may also consult the funds' statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect a fund and its shareowners.


--------------------------------------------------------------------------------
Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand each fund's financial performance since inception.


Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class B and Class C shares of each fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, each fund's independent registered public accounting firm, whose report is included in the funds' annual report along with the funds' financial statements. The annual report is available upon request.

Conservative Allocation Fund

Class A

                                                 Year          Year          Year          5/12/05 (a)
                                                Ended         Ended         Ended               To
                                               7/31/08       7/31/07       7/31/06           7/31/05
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 11.28       $ 10.56       $ 10.29           $ 10.00
                                              ---------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                    $  0.33       $  0.32       $  0.25           $  0.05
  Net realized and unrealized gain (loss)
   on investments                                (0.63)         0.61          0.09              0.24
                                              ---------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $ (0.30)      $  0.93       $  0.34           $  0.29
Distributions to shareowners:
  Net investment income                          (0.35)        (0.19)        (0.06)                -
  Net realized gain                              (0.15)        (0.02)        (0.01)                -
                                              ---------------------------------------------------------
Total distributions to shareowners             $ (0.50)      $ (0.21)      $ (0.07)          $     -
                                              ---------------------------------------------------------
Net increase (decrease) in net asset value     $ (0.80)      $  0.72       $  0.27           $  0.29
                                              ---------------------------------------------------------
Net asset value, end of period                 $ 10.48       $ 11.28       $ 10.56           $ 10.29
                                              =========================================================
Total return*                                    (2.88)%        8.89%         3.33%             2.90%**
Ratio of net expenses to average
  net assets+ ++                                  0.78%         0.78%         0.78%             0.78%***
Ratio of net investment income to average
  net assets+ ++                                  2.96%         2.90%         2.38%             2.26%***
Portfolio turnover rate                             29%           15%           15%                9%**
Net assets, end of period (in thousands)       $26,782       $23,324       $ 8,837           $   877
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                    0.89%         0.98%         2.12%            40.41%***
  Net investment income (loss)                    2.86%         2.70%         1.04%           (37.37)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                    0.78%         0.78%         0.78%             0.78%***
  Net investment income                           2.97%         2.90%         2.38%             2.26%***
-------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Financial highlights

Conservative Allocation Fund

Class B

                                                 Year          Year          Year           5/12/05 (a)
                                                Ended         Ended         Ended               To
                                               7/31/08       7/31/07       7/31/06           7/31/05
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 11.10       $ 10.44       $ 10.28           $ 10.00
                                              ---------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                    $  0.22       $  0.21       $  0.15           $  0.03
  Net realized and unrealized gain (loss)
   on investments                                (0.61)         0.63          0.08              0.25
                                              ---------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $ (0.39)      $  0.84       $  0.23           $  0.28
Distributions to shareowners:
  Net investment income                          (0.25)        (0.16)        (0.06)                -
  Net realized gain                              (0.15)        (0.02)        (0.01)                -
                                              ---------------------------------------------------------
Total distributions to shareowners             $ (0.40)      $ (0.18)      $ (0.07)          $     -
                                              ---------------------------------------------------------
Net increase (decrease) in net asset value     $ (0.79)      $  0.66       $  0.16           $  0.28
                                              ---------------------------------------------------------
Net asset value, end of period                 $ 10.31       $ 11.10       $ 10.44           $ 10.28
                                              =========================================================
Total return*                                    (3.72)%        8.09%         2.26%             2.80%**
Ratio of net expenses to average
  net assets+ ++                                  1.69%         1.69%         1.68%             1.68%***
Ratio of net investment income to average
  net assets+ ++                                  2.05%         1.91%         1.49%             1.23%***
Portfolio turnover rate                             29%           15%           15%                9%**
Net assets, end of period (in thousands)       $ 6,370       $ 4,729       $ 2,830           $   221
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                    1.73%         1.91%         3.08%            38.96%***
  Net investment income (loss)                    2.01%         1.69%         0.09%           (36.05)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                    1.68%         1.68%         1.68%             1.68%***
  Net investment income                           2.05%         1.92%         1.49%             1.23%***
-------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Conservative Allocation Fund

Class C

                                                 Year          Year          Year          5/12/05 (a)
                                                Ended         Ended         Ended               To
                                               7/31/08       7/31/07       7/31/06           7/31/05
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 11.09       $ 10.44       $ 10.26           $ 10.00
                                              ---------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                    $  0.23       $  0.21       $  0.15           $  0.03
  Net realized and unrealized gain (loss)
   on investments                                (0.61)         0.62          0.10              0.23
                                              ---------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $ (0.38)      $  0.83       $  0.25           $  0.26
Distributions to shareowners:
  Net investment income                          (0.26)        (0.16)        (0.06)                -
  Net realized gain                              (0.15)        (0.02)        (0.01)                -
                                              ---------------------------------------------------------
Total distributions to shareowners             $ (0.41)      $ (0.18)      $ (0.07)          $     -
                                              ---------------------------------------------------------
Net increase (decrease) in net asset value     $ (0.79)      $  0.65       $  0.18           $  0.26
                                              ---------------------------------------------------------
Net asset value, end of period                 $ 10.30       $ 11.09       $ 10.44           $ 10.26
                                              =========================================================
Total return*                                    (3.63)%        8.00%         2.46%             2.60%**
Ratio of net expenses to average
  net assets+ ++                                  1.63%         1.68%         1.68%             1.68%***
Ratio of net investment income to average
  net assets+ ++                                  2.10%         1.92%         1.48%             1.17%***
Portfolio turnover rate                             29%           15%           15%                9%**
Net assets, end of period (in thousands)       $11,132       $ 9,814       $ 5,201           $   679
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                    1.63%         1.76%         2.80%            45.38%***
  Net investment income (loss)                    2.10%         1.84%         0.36%           (42.53)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                    1.63%         1.68%         1.68%             1.68%***
  Net investment income                           2.11%         1.92%         1.48%             1.17%***
-------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Financial highlights

Moderate Allocation Fund


Class A


                                                   Year            Year            Year          8/9/04 (a)
                                                  Ended           Ended           Ended              To
                                                 7/31/08         7/31/07         7/31/06           7/31/05
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   12.50       $  11.39         $   11.15         $   10.00
                                              ------------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                    $    0.24       $   0.21         $    0.16         $    0.15
  Net realized and unrealized gain (loss)
   on investments                                  (1.10)          1.21              0.38              1.27
                                              ------------------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $   (0.86)      $   1.42         $    0.54         $    1.42
Distributions to shareowners:
  Net investment income                            (0.31)         (0.28)            (0.06)            (0.04)
  Net realized gain                                (0.44)         (0.03)            (0.24)            (0.23)
                                              ------------------------------------------------------------------
Total distributions to shareowners             $   (0.75)      $  (0.31)        $   (0.30)        $   (0.27)
                                              ------------------------------------------------------------------
Net increase (decrease) in net asset value     $   (1.61)      $   1.11         $    0.24         $    1.15
                                              ------------------------------------------------------------------
Net asset value, end of period                 $   10.89       $  12.50         $   11.39         $   11.15
                                              ==================================================================
Total return*                                      (7.47)%        12.58%             4.98%            14.37%**
Ratio of net expenses to average
  net assets+ ++                                    0.65%          0.65%             0.63%             0.77%***
Ratio of net investment income to average
  net assets+ ++                                    2.03%          1.75%             1.40%             1.37%***
Portfolio turnover rate                               21%            19%               52%               19%**
Net assets, end of period (in thousands)       $ 147,004       $165,090         $ 148,495         $  32,893
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                      0.65%          0.65%             0.63%             1.26%***
  Net investment income                             2.03%          1.75%             1.40%             0.88%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      0.65%          0.65%             0.63%             0.77%***
  Net investment income                             2.03%          1.75%             1.40%             1.37%***
----------------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Moderate Allocation Fund

Class B

                                                  Year            Year          Year       8/9/04 (a)
                                                 Ended           Ended         Ended          To
                                                7/31/08         7/31/07       7/31/06       7/31/05
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $   11.97       $  10.92      $  10.77       $ 10.00
                                              -----------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                    $    0.13       $   0.11      $   0.06       $  0.02
  Net realized and unrealized gain (loss)
   on investments                                  (1.06)          1.16          0.36          0.98
                                              -----------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $   (0.93)      $   1.27      $   0.42       $  1.00
Distributions to shareowners:
  Net investment income                            (0.21)         (0.19)        (0.03)            -
  Net realized gain                                (0.44)         (0.03)        (0.24)        (0.23)
                                              -----------------------------------------------------------
Total distributions to shareowners             $   (0.65)      $  (0.22)     $  (0.27)      $ (0.23)
                                              -----------------------------------------------------------
Net increase (decrease) in net asset value     $   (1.58)      $   1.05      $   0.15       $  0.77
                                              -----------------------------------------------------------
Net asset value, end of period                 $   10.39       $  11.97      $  10.92       $ 10.77
                                              ===========================================================
Total return*                                      (8.32)%        11.70%         4.00%        10.11%**
Ratio of net expenses to average
  net assets+ ++                                    1.52%          1.50%         1.51%         1.67%***
Ratio of net investment income to average
  net assets+ ++                                    1.16%          0.91%         0.51%         0.16%***
Portfolio turnover rate                               21%            19%           52%           19%**
Net assets, end of period (in thousands)       $  50,515       $ 60,796      $ 55,053       $ 9,781
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                      1.52%          1.50%         1.51%         2.08%***
  Net investment income (loss)                      1.16%          0.91%         0.51%        (0.25)%***
Ratios with waivers of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      1.51%          1.49%         1.51%         1.67%***
  Net investment income                             1.17%          0.92%         0.51%         0.16%***
----------------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Financial highlights

Moderate Allocation Fund

Class C

                                                 Year            Year          Year       8/9/04 (a)
                                                Ended           Ended         Ended          To
                                               7/31/08         7/31/07       7/31/06       7/31/05
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 11.88         $ 10.85        $ 10.68       $ 10.00
                                              ---------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                    $  0.14         $  0.12        $  0.07       $  0.05
  Net realized and unrealized gain (loss)
   on investments                                (1.05)           1.15           0.35          0.87
                                              ---------------------------------------------------------
   Net increase (decrease) from
     investment operations                     $ (0.91)        $  1.27        $  0.42       $  0.92
Distributions to shareowners:
  Net investment income                          (0.23)          (0.21)         (0.01)        (0.01)
  Net realized gain                              (0.44)          (0.03)         (0.24)        (0.23)
                                              ---------------------------------------------------------
Total distributions to shareowners             $ (0.67)        $ (0.24)       $ (0.25)      $ (0.24)
                                              ---------------------------------------------------------
Net increase (decrease) in net asset value     $ (1.58)        $  1.03        $  0.17       $  0.68
                                              ---------------------------------------------------------
Net asset value, end of period                 $ 10.30         $ 11.88        $ 10.85       $ 10.68
                                              =========================================================
Total return*                                    (8.19)%         11.83%          4.06%         9.32%**
Ratio of net expenses to average
  net assets+ ++                                  1.39%           1.39%          1.42%         1.67%***
Ratio of net investment income to average
  net assets+ ++                                  1.28%           1.03%          0.60%         0.44%***
Portfolio turnover rate                             21%             19%            52%           19%**
Net assets, end of period (in thousands)       $45,594         $47,405        $32,416       $15,223
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                    1.39%           1.39%          1.42%         2.03%***
  Net investment income                           1.28%           1.03%          0.60%         0.08%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                    1.39%           1.38%          1.42%         1.67%***
  Net investment income                           1.28%           1.04%          0.60%         0.44%***
-------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Growth Allocation Fund

Class A

                                                   Year           Year           Year         8/9/04 (a)
                                                  Ended           Ended          Ended            To
                                                 7/31/08         7/31/07        7/31/06         7/31/05
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  13.47        $  12.04       $  11.50        $  10.00
                                               -----------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                     $   0.16        $   0.15       $   0.09        $   0.08
  Net realized and unrealized gain (loss)
   on investments                                  (1.41)           1.61           0.63            1.70
                                               -----------------------------------------------------------
   Net increase (decrease) from
     investment operations                      $  (1.25)       $   1.76       $   0.72        $   1.78
Distributions to shareowners:
  Net investment income                            (0.25)          (0.23)         (0.05)          (0.03)
  Net realized gain                                (0.47)          (0.10)         (0.13)          (0.25)
                                               -----------------------------------------------------------
Total distributions to shareowners              $  (0.72)       $  (0.33)      $  (0.18)       $  (0.28)
                                               -----------------------------------------------------------
Net increase (decrease) in net asset value      $  (1.97)       $   1.43       $   0.54        $   1.50
                                               -----------------------------------------------------------
Net asset value, end of period                  $  11.50        $  13.47       $  12.04        $  11.50
                                               ===========================================================
Total return*                                      (9.88)%         14.73%          6.29%          17.96%**
Ratio of net expenses to average
  net assets+ ++                                    0.78%           0.72%          0.74%           0.81%***
Ratio of net investment income to average
  net assets+ ++                                    1.24%           1.09%          0.74%           0.69%***
Portfolio turnover rate                               20%             11%            27%              2%**
Net assets, end of period (in thousands)        $139,670        $157,453       $116,161        $ 31,212
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                      0.78%           0.72%          0.74%           1.42%***
  Net investment income                             1.24%           1.09%          0.74%           0.08%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      0.77%           0.71%          0.74%           0.81%***
  Net investment income                             1.25%           1.10%          0.74%           0.69%***
-----------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Financial highlights

Growth Allocation Fund

Class B

                                                   Year            Year          Year          8/9/04 (a)
                                                  Ended           Ended          Ended            To
                                                 7/31/08         7/31/07        7/31/06         7/31/05
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  12.17        $  10.93       $  10.50        $  10.00
                                               -------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss) (b)              $   0.05        $   0.03       $  (0.01)       $   0.01
  Net realized and unrealized gain (loss)
   on investments                                  (1.28)           1.45           0.59            0.74
                                               -------------------------------------------------------------
   Net increase (decrease) from
     investment operations                      $  (1.23)       $   1.48       $   0.58        $   0.75
Distributions to shareowners:
  Net investment income                            (0.14)          (0.14)         (0.02)              -
  Net realized gain                                (0.47)          (0.10)         (0.13)          (0.25)
                                               -------------------------------------------------------------
Total distributions to shareowners              $  (0.61)       $  (0.24)      $  (0.15)       $  (0.25)
                                               -------------------------------------------------------------
Net increase (decrease) in net asset value      $  (1.84)       $   1.24       $   0.43        $   0.50
                                               -------------------------------------------------------------
Net asset value, end of period                  $  10.33        $  12.17       $  10.93        $  10.50
                                               =============================================================
Total return*                                     (10.66)%         13.67%          5.53%           7.59%**
Ratio of net expenses to average
  net assets+ ++                                    1.58%           1.58%          1.57%           1.71%***
Ratio of net investment income (loss) to
  average net assets+ ++                            0.44%           0.23%         (0.08)%          0.05%***
Portfolio turnover rate                               20%             11%            27%              2%**
Net assets, end of period (in thousands)        $ 61,704        $ 76,095       $ 61,373        $ 10,219
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                      1.64%           1.60%          1.62%           2.27%***
  Net investment income (loss)                      0.38%           0.21%         (0.13)%         (0.51)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      1.57%           1.57%          1.57%           1.71%***
  Net investment income (loss)                      0.45%           0.24%         (0.08)%          0.05%***
------------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Growth Allocation Fund

Class C

                                                  Year           Year          Year          8/9/04 (a)
                                                 Ended          Ended         Ended              To
                                                7/31/08        7/31/07       7/31/06           7/31/05
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 12.90        $ 11.58       $ 11.10           $ 10.00
                                               ------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (loss) (b)              $  0.07        $  0.05       $     -           $ (0.01)
  Net realized and unrealized gain (loss)
   on investments                                 (1.34)          1.53          0.61              1.37
                                               ------------------------------------------------------------
   Net increase (decrease) from
     investment operations                      $ (1.27)       $  1.58       $  0.61           $  1.36
Distributions to shareowners:
  Net investment income                           (0.17)         (0.16)            -             (0.01)
  Net realized gain                               (0.47)         (0.10)        (0.13)            (0.25)
                                               ------------------------------------------------------------
Total distributions to shareowners              $ (0.64)       $ (0.26)      $ (0.13)          $ (0.26)
                                               ------------------------------------------------------------
Net increase (decrease) in net asset value      $ (1.91)       $  1.32       $  0.48           $  1.10
                                               ------------------------------------------------------------
Net asset value, end of period                  $ 10.99        $ 12.90       $ 11.58           $ 11.10
                                               ============================================================
Total return*                                    (10.43)%        13.75%         5.51%            13.67%**
Ratio of net expenses to average
  net assets+ ++                                   1.48%          1.44%         1.46%             1.71%***
Ratio of net investment income (loss) to
  average net assets+ ++                           0.54%          0.37%         0.02%            (0.07)%***
Portfolio turnover rate                              20%            11%           27%                2%**
Net assets, end of period (in thousands)        $47,898        $52,861       $33,315           $14,874
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                     1.48%          1.44%         1.46%             2.13%***
  Net investment income (loss)                     0.54%          0.37%         0.02%            (0.49)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.47%          1.43%         1.46%             1.71%***
  Net investment income (loss)                     0.54%          0.38%         0.02%            (0.07)%***
-----------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Financial highlights

Aggressive Allocation Fund

Class A

                                                  Year           Year          Year           8/9/04 (a)
                                                 Ended          Ended         Ended              To
                                                7/31/08        7/31/07       7/31/06           7/31/05
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $  14.20       $  12.39      $ 11.82           $ 10.00
                                               ------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment income (b)                     $   0.07       $   0.06      $  0.01           $     -
  Net realized and unrealized gain (loss)
   on investments                                  (1.69)          1.97         0.85              2.14
                                               ------------------------------------------------------------
   Net increase (decrease) from
     investment operations                      $  (1.62)      $   2.03      $  0.86           $  2.14
Distributions to shareowners:
  Net investment income                            (0.23)         (0.16)       (0.02)                -
  Net realized gain                                (0.50)         (0.06)       (0.27)            (0.27)
  Return of capital                                    -              -            -             (0.05)
                                               ------------------------------------------------------------
Total distributions to shareowners              $  (0.73)      $  (0.22)     $ (0.29)          $ (0.32)
                                               ------------------------------------------------------------
Net increase (decrease) in net asset value      $  (2.35)      $   1.81      $  0.57           $  1.82
                                               ------------------------------------------------------------
Net asset value, end of period                  $  11.85       $  14.20      $ 12.39           $ 11.82
                                               ============================================================
Total return*                                     (12.03)%        16.41%        7.30%            21.57%**
Ratio of net expenses to average
  net assets+ ++                                    0.84%          0.82%        0.82%             0.86%***
Ratio of net investment income (loss) to
  average net assets+ ++                            0.54%          0.44%        0.10%            (0.04)%***
Portfolio turnover rate                               13%            18%          51%                3%**
Net assets, end of period (in thousands)        $102,941       $114,054      $84,775           $20,689
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                      0.84%          0.82%        0.82%             2.14%***
  Net investment income (loss)                      0.54%          0.44%        0.10%            (1.31)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      0.83%          0.81%        0.82%             0.86%***
  Net investment income (loss)                      0.55%          0.45%        0.10%            (0.04)%***
-----------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Aggressive Allocation Fund

Class B

                                                  Year           Year           Year          8/9/04 (a)
                                                 Ended           Ended          Ended             To
                                                7/31/08         7/31/07        7/31/06         7/31/05
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 13.55         $ 11.84        $ 11.39         $ 10.00
                                               ------------------------------------------------------------
Increase (decrease) from investment
  operations:
  Net investment loss (b)                       $ (0.03)        $ (0.05)       $ (0.08)        $ (0.03)
  Net realized and unrealized gain (loss)
   on investments                                 (1.61)           1.88           0.80            1.72
                                               ------------------------------------------------------------
   Net increase (decrease) from
     investment operations                      $ (1.64)        $  1.83        $  0.72         $  1.69
Distributions to shareowners:
  Net investment income                           (0.12)          (0.06)             -               -
  Net realized gain                               (0.50)          (0.06)         (0.27)          (0.27)
  Return of capital                                   -               -              -           (0.03)
                                               ------------------------------------------------------------
Total distributions to shareowners              $ (0.62)        $ (0.12)       $ (0.27)        $ (0.30)
                                               ------------------------------------------------------------
Net increase (decrease) in net asset value      $ (2.26)        $  1.71        $  0.45         $  1.39
                                               ------------------------------------------------------------
Net asset value, end of period                  $ 11.29         $ 13.55        $ 11.84         $ 11.39
                                               ============================================================
Total return*                                    (12.72)%         15.49%          6.36%          17.02%**
Ratio of net expenses to average
  net assets+ ++                                   1.65%           1.66%          1.64%           1.76%***
Ratio of net investment income (loss) to
  average net assets+ ++                          (0.28)%         (0.39)%        (0.70)%         (0.26)%***
Portfolio turnover rate                              13%             18%            51%              3%**
Net assets, end of period (in thousands)        $30,405         $37,749        $30,382         $ 5,845
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                     1.71%           1.69%          1.69%           2.81%***
  Net investment loss                             (0.34)%         (0.42)%        (0.75)%         (1.31)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.64%           1.64%          1.64%           1.76%***
  Net investment loss                             (0.27)%         (0.38)%        (0.70)%         (0.26)%***
-----------------------------------------------------------------------------------------------------------



(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Financial highlights

Aggressive Allocation Fund

Class C

                                                  Year           Year           Year          8/9/04 (a)
                                                 Ended           Ended          Ended            To
                                                7/31/08         7/31/07        7/31/06         7/31/05
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 13.73         $ 12.00        $ 11.54         $ 10.00
                                               --------        -------        -------         -------
Increase (decrease) from investment
  operations:
  Net investment loss (b)                       $ (0.02)        $ (0.03)       $ (0.08)        $ (0.04)
  Net realized and unrealized gain (loss)
   on investments                                 (1.62)           1.90           0.81            1.88
                                               --------        -------        -------         ---------
   Net increase (decrease) from
     investment operations                      $ (1.64)        $  1.87        $  0.73         $  1.84
Distributions to shareowners:
  Net investment income                           (0.16)          (0.08)             -               -
  Net realized gain                               (0.50)          (0.06)         (0.27)          (0.27)
  Return of capital                                   -               -              -           (0.03)
                                               --------        -------        -------         ---------
Total distributions to shareowners              $ (0.66)        $ (0.14)       $ (0.27)        $ (0.30)
                                               --------        -------        -------         ---------
Net increase (decrease) in net asset value      $ (2.30)        $  1.73        $  0.46         $  1.54
                                               --------        -------        -------         ---------
Net asset value, end of period                  $ 11.43         $ 13.73        $ 12.00         $ 11.54
                                               --------        -------        -------         ---------
Total return*                                    (12.61)%         15.63%          6.37%          18.52%**
Ratio of net expenses to average
  net assets+ ++                                   1.53%           1.52%          1.56%           1.76%***
Ratio of net investment loss to average
  net assets+ ++                                  (0.16)%         (0.26)%        (0.64)%         (0.39)%***
Portfolio turnover rate                              13%             18%            51%              3%**
Net assets, end of period (in thousands)        $22,930         $23,584        $15,524         $ 7,144
Ratios with no waivers of management fees
  and assumption of expenses by PIM and
  no reduction for fees paid indirectly:
  Net expenses                                     1.53%           1.52%          1.56%           2.74%***
  Net investment loss                             (0.16)%         (0.26)%        (0.64)%         (1.37)%***
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                     1.52%           1.52%          1.56%           1.76%***
  Net investment loss                             (0.15)%         (0.26)%        (0.64)%         (0.39)%***
-----------------------------------------------------------------------------------------------------------



(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++  Ratios with no reduction for fees paid indirectly.
*** Annualized.

Appendix A

Information about the underlying funds
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website as well as on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective
Reasonable income and capital growth.


Principal investment strategies
The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.


Investment Adviser

Pioneer



Pioneer Independence Fund


Investment objective
Capital growth.


Principal investment strategies
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.


Investment Adviser

Pioneer

Pioneer Research Fund


Investment objective
Long-term capital growth.


Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.



Investment Adviser

Pioneer



Pioneer Growth Leaders Fund


Investment objective
Long term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.


Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A

Pioneer Oak Ridge Large Cap Growth Fund


Investment objective
Capital appreciation.


Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.



Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)



Pioneer AmPac Growth Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.



Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund


Investment objective
Reasonable income and capital growth.


Principal investment strategies
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.


Investment Adviser
Pioneer

Appendix A

Pioneer Cullen Value Fund


Investment objective
Capital appreciation. Current income is a secondary objective.


Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the fund's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.



Investment Adviser
Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Pioneer Mid Cap Growth Fund


Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.



Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs), that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.



Investment Adviser
Pioneer

Appendix A

Pioneer Mid Cap Value Fund


Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.



Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market condition and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.


The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.


The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.



Investment Adviser
Pioneer

Pioneer Small and Mid Cap Growth Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.


Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A

Pioneer Oak Ridge Small Cap Growth Fund


Investment objective
Capital appreciation.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies.


Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index.


For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund


Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.


The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.



Investment Adviser

Pioneer

Appendix A


Pioneer Global Diversified Equity Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund may invest in both developed and emerging markets. The fund will not invest more than 15% of its total assets in securities of emerging markets issuers. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund may invest a significant portion of its assets in equity securities of large capitalization companies, but also may invest its assets in equity securities of small- and medium-capitalization companies.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.

The fund's portfolio consists of securities of issuers located in at least three countries, one of which may be the United States.


Investment Adviser
Pioneer

Pioneer International Equity Fund


Investment objective
Long-term capital growth.


Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 20% of its net assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.



Investment Adviser
Pioneer

Appendix A

Pioneer International Value Fund


Investment objective
Long-term capital growth.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.


Investment Adviser
Pioneer

Pioneer Europe Select Equity Fund


Investment objective
Long term growth of capital.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.


Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

A European issuer:
o Is organized and has a principal business office in a European country; or
o Derives at least 50% of its total revenue from business transacted in Europe

European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.



Investment Adviser

Pioneer

Appendix A

Pioneer Emerging Markets Fund


Investment objective
Long-term growth of capital.


Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.


The fund invests in at least six emerging markets. The fund considers any market that is not developed to be an emerging market. The fund does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging market countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Cost Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the fund may invest in other emerging countries.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.



Investment Adviser

Pioneer

Pioneer Real Estate Shares


Investment objective
Long-term growth of capital. Current income is a secondary objective.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and preferred stocks.


REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

The fund may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the fund acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the fund may invest up to 5% of its net assets in below investment grade debt securities and convertible debt. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.



Investment Adviser

Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

Appendix A

Pioneer Growth Opportunities Fund


Investment objective
Growth of capital.


Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.


The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.



Investment adviser
Pioneer


Pioneer Equity Income Fund


Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.


Investment Adviser
Pioneer

The underlying funds that invest primarily in debt securities are:

Pioneer Government Income Fund

Investment objective
Current income as is consistent with preservation of capital.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:

o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
o Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration (FHA) debentures, for which the U.S.
   Treasury unconditionally guarantees payment of principal and interest
o Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury

o Obligations of the Private Export Funding Corporation (PEFCO), which may be guaranteed by the Export-Import Bank of the U.S. (Exim-Bank), an agency of the U.S.
o Obligations of government sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage
   Association (Fannie Mae), Federal Home Loan Banks (FHLBs), Federal Farm Credit Banks (FFCB) and the Tennessee Valley Authority (TVA)

Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks, the Private Export Funding Corporation, the Federal Farm Credit Banks and the Tennessee Valley Authority, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The U.S. government has provided for support to the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, but

Appendix A


there can be no assurance that it will support these or other government sponsored entities in the future.


The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.


Investment adviser
Pioneer


Pioneer High Yield Fund


Investment objective
Maximize total return through a combination of income and capital appreciation.



Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities. Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Consistent with its objective, the fund may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the fund invests in equity securities when Pioneer believes they are consistent with the fund's investment objective of capital appreciation or to diversity the fund's portfolio.



Investment Adviser
Pioneer



Pioneer Global Aggregate Bond Fund


Investment objective
To provide current income with due regard to preservation of capital and prudent investment risk.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located throughout the world. The fund invests primarily in debt securities of U.S. and non-U.S. issuers that are rated investment grade or, if unrated, are of equivalent credit quality as determined by Pioneer Investment Management, Inc., the fund's investment adviser. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, are of equivalent credit quality as determined by Pioneer.

Appendix A


Investment Adviser
Pioneer



Pioneer Global High Yield Fund


Investment objective
Maximize total return through a combination of income and capital appreciation.



Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.


The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities. Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.



Investment Adviser
Pioneer


Pioneer Bond Fund


Investment objective
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.


Principal investment strategies
The fund invests primarily in:
o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.


The fund may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.


Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.


U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:
o the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
o the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association

Appendix A


   (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). The U.S. government has provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future;
o  the limited authority of the issuer to borrow from the U.S. treasury; or
o  only the credit of the issuer.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.



Investment Adviser
Pioneer


Pioneer Strategic Income Fund


Investment objective
A high level of current income.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:
o Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o Investment grade securities of U.S. issuers
o Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
o  Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.



Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.



Investment Adviser
Pioneer


Pioneer Short Term Income Fund


Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.


Principal investment strategies
The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

o Debt securities, including convertible debt, of U.S. and non-U.S. issuers and commercial paper
o  Mortgage-backed and asset-backed securities of U.S. and non-U.S. issuers
o  Short-term money market instruments of U.S. and non-U.S. issuers

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the

Appendix A


fund's portfolio investments. The fund will normally maintain a dollar-weighted average portfolio maturity of no more than three years.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.


Investments other than U.S. debt securities
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in debt securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.



Investment Adviser
Pioneer



Pioneer Floating Rate Fund


Investment objective
A high level of current income.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

Floating rate loans are made by banks and other financial institutions to large corporate customers. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

In most instances, the fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the fund is a direct investor in a loan, the fund may have the ability to influence the terms of the loan, although the fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the issuer of the loan will default on its obligations. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risk. Pioneer Investment Management, Inc., the fund's investment adviser, believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the fund's actual loss recovery experience will be consistent with Pioneer's prior experience or that the senior loans in which the fund invests will achieve any specific loss recovery rate.

The fund also may invest in other securities, including unsecured or subordinated loans, revolving credit facility loans, high yield corporate bonds, investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate,

Appendix A


contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

The fund's investments may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.



Pioneer Cash Reserves Fund


Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.


Principal investment strategies

The fund is a money market fund, the fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:
o  U.S. and non-U.S. banks
o  U.S. and non-U.S. corporate or private issuers

o  The U.S. government and its agencies and instrumentalities

o  Non-U.S. governments

o  Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.


These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument. The fund's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank.

The fund invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the fund.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund's investments may have fixed, floating or variable interest rates.



Investment Adviser
Pioneer

                                     Notes

                                     Notes

                                     Notes

Pioneer
Ibbotson Asset Allocation Series


You can obtain more free information about each fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.



Visit our website
www.pioneerinvestments.com


Each fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information.


Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.


Statement of additional information
The statement of additional information provides more detailed information about the fund. It is incorporated by reference into this prospectus.


You can also review and copy each fund's and each underlying fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21569)

[LOGO]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   20162-02-1208
                                        (C) 2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

PIONEER
--------------------------------------------------------------------------------
IBBOTSON ASSET ALLOCATION SERIES
     Pioneer Ibbotson Conservative Allocation Fund
     Pioneer Ibbotson Moderate Allocation Fund
     Pioneer Ibbotson Growth Allocation Fund
     Pioneer Ibbotson Aggressive Allocation Fund

Prospectus


December 1, 2008


Class Y Shares

Contents


Overview ......................................  1
Basic information about the funds   ...........  3
        Conservative Allocation Fund ..........  3
        Moderate Allocation Fund .............. 14
        Growth Allocation Fund ................ 25
        Aggressive Allocation Fund ............ 36
Asset allocation process ...................... 47
Management .................................... 49
Buying, exchanging and selling shares ......... 52
Dividends, capital gains and taxes ............ 70
Financial highlights .......................... 72



Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the funds' shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.


[Logo]PIONEER
      Investments(R)

--------------------------------------------------------------------------------
 An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Contact your investment professional to discuss how a fund fits into your portfolio.
--------------------------------------------------------------------------------

Overview


Pioneer Ibbotson Asset Allocation Series includes four funds, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and using asset allocation strategies to allocate its assets among the underlying funds rather than direct positions in securities. Each fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a fund entails more direct and indirect expenses than a direct investment in the underlying funds. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus.

The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described in this prospectus at the discretion of Pioneer without prior notice to or approval of shareholders.

The following is a general guide regarding the anticipated allocation of assets of each of the funds between broad asset classes. Pioneer Investment Management, Inc., the funds' investment adviser, may change these allocation ranges from time to time without the approval of or notice to shareholders.

The fixed income allocation includes each fund's investments in cash, cash equivalents and money market funds.


                                          Investment Strategies/Asset
                                                 Class Targets
                                          ----------------------------
                                             Equity       Fixed Income
                         Investment           Fund            Fund
Fund                     Objective         Allocation      Allocation
----------------------------------------------------------------------
Pioneer             Long-term capital       20-40%          60-80%
Ibbotson            growth and current
Conservative        income.
Allocation Fund
----------------------------------------------------------------------
Pioneer             Long-term               50-70%          30-50%
Ibbotson            capital growth and
Moderate            current income.
Allocation Fund
----------------------------------------------------------------------
Pioneer             Long-term               70-100%          0-30%
Ibbotson Growth     capital growth and
Allocation Fund     current income.
----------------------------------------------------------------------
Pioneer             Long-term               85-100%          0-15%
Ibbotson            capital growth.
Aggressive
Allocation Fund
----------------------------------------------------------------------

Overview


Overview of asset allocation process
Pioneer allocates each fund's assets between the broad asset classes of equity and fixed income by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.


Pioneer has engaged Ibbotson Associates Advisors, LLC to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. For a further discussion of the allocation process employed by Ibbotson see "Asset allocation process."

As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission and recently adopted rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future, although there is no current intent to do so. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is a conservative allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents and in money market funds.


                                                     Equity       Fixed Income
                                                      Fund            Fund
                                                   Allocation      Allocation
------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund        20-40%          60-80%
------------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                                                      Percentage
                                                                       of Fund
Fund Name                                                              Holdings
--------------------------------------------------------------------------------
Pioneer Fund                                                            0-30%
Pioneer Independence Fund                                               0-30%
Pioneer Research Fund                                                   0-30%
Pioneer Growth Leaders Fund                                             0-30%
Pioneer Oak Ridge Large Cap Growth Fund                                 0-30%
Pioneer AmPac Growth Fund                                               0-30%
Pioneer Value Fund                                                      0-30%
Pioneer Cullen Value Fund                                               0-30%
Pioneer Mid Cap Growth Fund                                             0-30%
Pioneer Mid Cap Value Fund                                              0-30%
Pioneer Small and Mid Cap Growth Fund                                   0-30%
Pioneer Oak Ridge Small Cap Growth Fund                                 0-30%
Pioneer Small Cap Value Fund                                            0-30%
Pioneer International Equity Fund                                       0-30%
Pioneer International Value Fund                                        0-30%
Pioneer Europe Select Equity Fund                                       0-30%
Pioneer Emerging Markets Fund                                           0-30%
Pioneer Real Estate Shares                                              0-30%
Pioneer Growth Opportunities Fund                                       0-30%
Pioneer Equity Income Fund                                              0-30%
Pioneer Government Income Fund                                          0-30%
Pioneer High Yield Fund                                                 0-30%
Pioneer Global High Yield Fund                                          0-30%
Pioneer Bond Fund                                                       0-30%
Pioneer Strategic Income Fund                                           0-30%
Pioneer Floating Rate Fund                                              0-30%
Pioneer Short Term Income Fund                                          0-30%
Pioneer Cash Reserves Fund                                              0-30%



Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o  Have more limited product lines and capital resources
o  Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o  Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed


Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o  Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund


The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o  Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o  As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.


The performance of Class Y shares for the period prior to the commencement of operations of Class Y on October 5, 2005 is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Annual return Class Y shares (%)
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

'06                     7.07
'07                     5.26


The highest calendar quarterly return was 2.91% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -0.56% (10/01/2007 to 12/31/2007)

At September 30, 2008, the year-to-date return was -10.21%.

Comparison with the Standard & Poor's 500 Stock Index and the
Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Stock Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                       Since  Inception
                                                          1 Year   Inception       Date#
---------------------------------------------------------------------------------------
Class Y                                                                         5/12/05
Return before taxes                                        5.26       6.48
---------------------------------------------------------------------------------------
Return after taxes on distributions                        4.21       5.77
---------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares      3.76       5.21
---------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index
(reflects no deduction for taxes)                          5.49      10.48
---------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)        6.97       4.53
---------------------------------------------------------------------------------------


# Inception date of the predecessor fund's Class A shares. Class Y shares commenced operations on 10/5/05.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Basic information about
Pioneer Ibbotson Conservative Allocation Fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                           Class Y
--------------------------------------------------------------------
Maximum sales charge (load) when you buy shares              None
--------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares    None
--------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets      Class Y
--------------------------------------------------------
Management Fee(1)                                 0.17%
--------------------------------------------------------
Distribution and Service (12b-1) Fee              0.00%
--------------------------------------------------------
Other Expenses                                    1.12%
--------------------------------------------------------
Acquired Fund Fees and Expenses(2)                0.61%
--------------------------------------------------------
Total Annual Fund Operating Expenses(3)           1.90%
--------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same and e) the expenses of the underlying funds.



Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            ------------------------------------
                 1        3          5        10
------------------------------------------------
Class Y       $193     $597     $1,026    $2,222
------------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.

3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Investment objective
Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is a moderate allocation fund, the fund's assets will be invested in equity and fixed income funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


                                                 Equity       Fixed Income
                                                  Fund            Fund
                                               Allocation      Allocation
--------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund        50-70%          30-50%
--------------------------------------------------------------------------

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                           Percentage
                                            of Fund
Fund Name                                   Holdings
-----------------------------------------------------
Pioneer Fund                                 0-30%
Pioneer Independence Fund                    0-30%
Pioneer Research Fund                        0-30%
Pioneer Oak Ridge Large Cap Growth Fund      0-30%
Pioneer AmPac Growth Fund                    0-30%
Pioneer Value Fund                           0-30%
Pioneer Cullen Value Fund                    0-30%
Pioneer Mid Cap Growth Fund                  0-30%
Pioneer Mid Cap Value Fund                   0-30%
Pioneer Small and Mid Cap Growth Fund        0-30%
Pioneer Small Cap Value Fund                 0-30%
Pioneer International Equity Fund            0-30%
Pioneer Europe Select Equity Fund            0-30%
Pioneer Emerging Markets Fund                0-30%
Pioneer Real Estate Shares                   0-30%
Pioneer Growth Opportunities Fund            0-30%
Pioneer Equity Income Fund                   0-30%
Pioneer Government Income Fund               0-30%
Pioneer High Yield Fund                      0-30%
Pioneer Global High Yield Fund               0-30%
Pioneer Bond Fund                            0-30%
Pioneer Strategic Income Fund                0-30%
Pioneer Floating Rate Fund                   0-30%
Pioneer Short Term Income Fund               0-30%
Pioneer Cash Reserves Fund                   0-30%



Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o Have more limited product lines and capital resources
o Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o Offer greater potential for loss than other U.S. equity securities

Basic information about
Pioneer Ibbotson Moderate Allocation Fund

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o  Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o  Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.


Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o  As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.


The performance of Class Y shares for the period prior to the commencement of operations of Class Y on September 23, 2005 is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Annual return Class Y shares (%)
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

'05                      6.51
'06                     11.20
'07                      5.51


The highest calendar quarterly return was 4.90% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -2.34% (10/01/2007 to 12/31/2007)

At September 30, 2008, the year-to-date return was -15.24%.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


Comparison with the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.


Average annual total return (%)

(for periods ended December 31, 2007)



                                                                       Since  Inception
                                                          1 Year   Inception       Date#
---------------------------------------------------------------------------------------
Class Y                                                                          8/9/04
Return before taxes                                        5.51        10
---------------------------------------------------------------------------------------
Return after taxes on distributions                        4.12       9.01
---------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares      4.48       8.29
---------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                          5.49      10.97
---------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)        6.97       4.48
---------------------------------------------------------------------------------------


# Inception date of the fund's Class A shares. Class Y shares commenced operations on September 23, 2005.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                           Class Y
--------------------------------------------------------------------
Maximum sales charge (load) when you buy shares              None
--------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares    None
--------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets      Class Y
--------------------------------------------------------
Management Fee(1)                                 0.17%
--------------------------------------------------------
Distribution and Service (12b-1) Fee              0.00%
--------------------------------------------------------
Other Expenses                                    0.14%
--------------------------------------------------------
Acquired Fund Fees and Expenses(2)                0.73%
--------------------------------------------------------
Total Annual Fund Operating Expenses(3)           1.04%
--------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same and e) the expenses of the underlying funds.



Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            -----------------------------------
                 1        3        5        10
----------------------------------------------
Class Y       $106     $331     $574    $1,271
----------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

Basic information about
Pioneer Ibbotson Moderate Allocation Fund


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about
Pioneer Ibbotson Growth Allocation Fund


Investment objective

Long-term capital growth and current income.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is a moderate growth allocation fund, the fund's assets will be invested in equity and fixed income funds, although a small portion will be invested in cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


                                               Equity       Fixed Income
                                                Fund            Fund
                                             Allocation      Allocation
------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund        70-100%         0-30%
------------------------------------------------------------------------

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                           Percentage
                                            of Fund
Fund Name                                   Holdings
-----------------------------------------------------
Pioneer Fund                                 0-30%
Pioneer Independence Fund                    0-30%
Pioneer Research Fund                        0-30%
Pioneer Oak Ridge Large Cap Growth Fund      0-30%
Pioneer AmPac Growth Fund                    0-30%
Pioneer Value Fund                           0-30%
Pioneer Cullen Value Fund                    0-30%
Pioneer Mid Cap Growth Fund                  0-30%
Pioneer Mid Cap Value Fund                   0-30%
Pioneer Small and Mid Cap Growth Fund        0-30%
Pioneer Small Cap Value Fund                 0-30%
Pioneer International Equity Fund            0-30%
Pioneer Europe Select Equity Fund            0-30%
Pioneer Emerging Markets Fund                0-30%
Pioneer Real Estate Shares                   0-30%
Pioneer Growth Opportunities Fund            0-30%
Pioneer Equity Income Fund                   0-30%
Pioneer Government Income Fund               0-30%
Pioneer High Yield Fund                      0-30%
Pioneer Global High Yield Fund               0-30%
Pioneer Bond Fund                            0-30%
Pioneer Strategic Income Fund                0-30%
Pioneer Floating Rate Fund                   0-30%
Pioneer Short Term Income Fund               0-30%
Pioneer Cash Reserves Fund                   0-30%



Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the debt securities in the fund's portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o  Have more limited product lines and capital resources
o  Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o  Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o  Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

Basic information about
Pioneer Ibbotson Growth Allocation Fund


The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o  Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o  As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.


The performance of Class Y shares for the period prior to the commencement of operations of Class Y on September 23, 2005 is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Annual return Class Y shares (%)
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

'05                      8.38
'06                     13.51
'07                      6.04


The highest calendar quarterly return was 5.94% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -2.87% (10/01/2007 to 12/31/2007)

At September 30, 2008, the year-to-date return was -18.78%.

Comparison with the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                       Since  Inception
                                                          1 Year   Inception       Date#
---------------------------------------------------------------------------------------
Class Y                                                                          8/9/04
Return before taxes                                        6.04      12.12
---------------------------------------------------------------------------------------
Return after taxes on distributions                        4.93      11.34
---------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares      4.88      10.29
---------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                          5.49      10.97
---------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)        6.97       4.48
---------------------------------------------------------------------------------------


# Inception date of the fund's Class A shares. Class Y shares commenced operations on September 23, 2005.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Basic information about
Pioneer Ibbotson Growth Allocation Fund

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                           Class Y
--------------------------------------------------------------------
Maximum sales charge (load) when you buy shares             None
--------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares   None
--------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets      Class Y
--------------------------------------------------------
Management Fee(1)                                 0.17%
--------------------------------------------------------
Distribution and Service (12b-1) Fee              0.00%
--------------------------------------------------------
Other Expenses                                    0.21%
--------------------------------------------------------
Acquired Fund Fees and Expenses(2)                0.80%
--------------------------------------------------------
Total Annual Fund Operating Expenses(3)           1.18%
--------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same and e) the expenses of the underlying funds.



Although your actual costs may be higher or lower, under these assumptions your costs would be:


            Number of years you own your shares
            -----------------------------------
                 1        3        5        10
----------------------------------------------
Class Y       $120     $375     $649    $1,432
----------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


Investment objective

Long-term capital growth.

Principal investment strategies

The fund is a "fund of funds." The fund seeks to achieve its objective by investing in a portfolio of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, debt and money market securities. The investment policies of the various underlying funds are described in the section called "Information about the underlying funds," which is an appendix at the end of, and is considered part of, this prospectus. The fund's investment objective and strategies may be changed without shareholder approval.

Because this is an aggressive allocation fund, the majority of the fund's assets will be invested in equity funds, although a portion of its assets will be invested in fixed income funds and cash, cash equivalents, or in money market funds.

Under normal circumstances, the fund expects to invest its assets between asset classes in the following ranges.

The fixed income fund allocation includes the fund's investments in cash, cash equivalents, and money market funds.


                                                   Equity       Fixed Income
                                                    Fund            Fund
                                                 Allocation      Allocation
----------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund        85-100%         0-15%
----------------------------------------------------------------------------

Based upon the analysis described under "Asset allocation process," the fund expects to invest its assets in underlying mutual funds within the following ranges.


                                           Percentage
                                            of Fund
Fund Name                                   Holdings
-----------------------------------------------------
Pioneer Fund                                 0-30%
Pioneer Independence Fund                    0-30%
Pioneer Research Fund                        0-30%
Pioneer Oak Ridge Large Cap Growth Fund      0-30%
Pioneer AmPac Growth Fund                    0-30%
Pioneer Value Fund                           0-30%
Pioneer Cullen Value Fund                    0-30%
Pioneer Mid Cap Growth Fund                  0-30%
Pioneer Mid Cap Value Fund                   0-30%
Pioneer Small and Mid Cap Growth Fund        0-30%
Pioneer Small Cap Value Fund                 0-30%
Pioneer International Equity Fund            0-30%
Pioneer Europe Select Equity Fund            0-30%
Pioneer Emerging Markets Fund                0-30%
Pioneer Real Estate Shares                   0-30%
Pioneer Growth Opportunities Fund            0-30%
Pioneer Equity Income Fund                   0-30%
Pioneer Government Income Fund               0-15%
Pioneer High Yield Fund                      0-15%
Pioneer Global High Yield Fund               0-15%
Pioneer Bond Fund                            0-15%
Pioneer Strategic Income Fund                0-15%
Pioneer Floating Rate Fund                   0-15%
Pioneer Short Term Income Fund               0-15%
Pioneer Cash Reserves Fund                   0-15%



Principal risks of investing in the fund

You could lose money on an investment in the fund or the fund may not perform as well as other investment options.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Fund of funds structure and layering of fees
The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds.

The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.


Currently, Pioneer manages all of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst teams or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.


Equity investments
Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

o The stock market goes down or performs poorly relative to other investments (this risk may be greater in the short term)

o The fund's equity investments do not have the growth potential or value characteristics originally expected
o Stocks selected for income do not achieve the same return as securities selected for capital growth
o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments
Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

o Interest rates go up causing the value of the fund's debt securities in the portfolio to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)
o The issuer of a debt security owned by the fund fails to pay principal or interest , otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of small- and mid-size companies
Compared to large companies, small and mid-size companies, and the market for their equity securities, are likely to:
o Be more sensitive to changes in the economy, earnings results and investor expectations
o  Have more limited product lines and capital resources
o  Experience sharper swings in market values
o Be harder to sell at the times and prices Pioneer or an underlying fund's subadviser thinks appropriate
o  Offer greater potential for loss than other U.S. equity securities

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund

Equity securities of real estate industry issuers
The fund also has risks associated with the real estate industry. Although the underlying funds do not invest directly in real estate, they do invest in real estate investment trusts (REITs) and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities
Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. The adviser may not be able to sell the underlying fund's portfolio securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the underlying fund's investments or its ability to convert non-U.S. currencies to U.S. dollars

o The possibility that a counterparty may not complete a currency or a securities transaction
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political and social developments may adversely affect securities markets
o  Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

Investment in high yield securities, also known as "junk bonds", involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

o Increased price sensitivity to changing interest rates and deteriorating economic environment
o  Greater risk of loss due to default or declining credit quality
o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time


The underlying funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security is entitled to payment after other holders. As a result, subordinated securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer, or, in the case of a pooled investment, issuers of underlying obligations.

Derivatives
Certain underlying funds may, but are not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:
o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
o  As a substitute for purchasing or selling securities
o To increase the underlying fund's return as a non-hedging strategy that may be considered speculative

Some of the underlying funds may enter into credit default swaps, which can be used to transfer the credit risk of a security without buying or selling the security.

Derivatives may be subject to market risk, interest rate risk and credit risk. The underlying fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on an underlying fund's exposure to the market prices of securities, interest rates or currency exchange rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the underlying fund's other investments or do not correlate well with the underlying asset, rate or index, the underlying fund may not fully benefit from or could lose money on the

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. Some derivatives may involve the risk of improper valuation. Each underlying fund will only invest in derivatives to the extent the underlying fund's adviser believes these investments are consistent with the underlying fund's investment objective.


Cash management and temporary investments

Normally, the fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the fund may invest a portion of its assets in cash, cash equivalents and money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The fund may adopt a defensive strategy when Pioneer or the subadviser believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.

The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance
The chart shows the year-by-year performance of the fund's Class Y shares.


The performance of Class Y shares for the period prior to the commencement of operations of Class Y on September 23, 2005 is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.


The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Annual return Class Y shares (%)
(Year ended December 31)

[THE FOLLOWING DATA WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

'05                      9.65
'06                     14.85
'07                      6.41


The highest calendar quarterly return was 7.03% (10/01/2006 to 12/31/2006)

The lowest calendar quarterly return was -3.66% (10/01/2007 to 12/31/2007)

At September 30, 2008, the year-to-date return was -21.45%.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


Comparison with the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index
The table shows the average annual total returns for Class Y shares of the fund over time and compares these returns to the returns of the Standard & Poor's 500 Index and the Barclays Capital Aggregate Bond Index. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market.

Unlike the fund, the indices are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions

The performance of Class Y shares for the period prior to the commencement of operations of Class Y shares is the net asset value performance of the fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares.

You do not pay a sales charge on purchases or redemptions of Class Y shares.

Average annual total return (%)

(for periods ended December 31, 2007)



                                                                       Since  Inception
                                                          1 Year   Inception       Date#
---------------------------------------------------------------------------------------
Class Y                                                                          8/9/04
Return before taxes                                        6.41      13.82
---------------------------------------------------------------------------------------
Return after taxes on distributions                        5.54      13.16
---------------------------------------------------------------------------------------
Return after taxes on distribution and sale of shares      5.34      11.91
---------------------------------------------------------------------------------------
Standard & Poor's 500 Index
(reflects no deduction for taxes)                          5.49      10.97
---------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)        6.97       4.48
---------------------------------------------------------------------------------------


# Inception date of the fund's Class A shares. Class Y shares commenced operations on September 23, 2005.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees
paid directly from your investment                        Class Y
-------------------------------------------------------------------
Maximum sales charge (load) when you buy shares              None
-------------------------------------------------------------------
Maximum deferred sales charge (load) when you sell shares    None
-------------------------------------------------------------------


Annual fund operating expenses
paid from the assets of the fund
as a percentage of average daily net assets                Class Y
-------------------------------------------------------------------
Management Fee(1)                                            0.17%
-------------------------------------------------------------------
Distribution and Service (12b-1) Fee                         0.00%
-------------------------------------------------------------------
Other Expenses                                               0.22%
-------------------------------------------------------------------
Acquired Fund Fees and Expenses(2)                           0.85%
-------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                      1.24%
-------------------------------------------------------------------


Example

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's operating expenses remain the same and e) the expenses of the underlying funds.


Although your actual costs may be higher or lower, under these assumptions your costs would be:


                               Number of years you own your shares
                              -------------------------------------
                                   1        3        5        10
------------------------------------------------------------------
Class Y                         $126     $393     $681    $1,500
------------------------------------------------------------------


1 The management fee payable by the fund is equal to 0.13% of average daily net assets attributable to the fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since all of the underlying funds are currently managed by Pioneer, the management fee is currently 0.13% of average daily net assets.

Basic information about
Pioneer Ibbotson Aggressive Allocation Fund


2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the fund as a result of its investment in other investment companies. Total annual fund operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired fund fees and expenses. The fund only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees.


3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

Asset allocation process


Pioneer allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a distinctly weighted combination of underlying funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed income and money market securities. The intended benefit of asset allocation is that the diversification provided by allocating assets among asset classes, such as equity and debt securities, reduces volatility over the long-term.


Pioneer has engaged Ibbotson to act as subadviser to each fund and allocate, subject to Pioneer's supervision, each fund's assets among the underlying funds. Ibbotson uses a two-step asset allocation process:

First, Ibbotson seeks to develop an optimal model allocation among underlying funds in different asset classes using an analysis that looks at forecast returns, standard deviations in historical returns and the correlation of the performance of different market sectors. The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.

Having determined the allocation of the fund's assets among the asset classes, Ibbotson then invests the assets allocated to a particular sector among underlying funds that invest in that sector. Pioneer and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions. Ibbotson's analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, asset performance, regression and attribution analyses, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next). Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each fund's risk profile. When considering equity funds, Ibbotson focuses on the underlying funds' foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When considering bond funds, Ibbotson's primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Based on the target allocations, a fund will invest the proceeds from the sale of its shares, reinvested dividends from the underlying funds and other income, and redeem investments in the underlying funds to provide the cash necessary to satisfy redemption requests for fund shares. However, the portion of each fund's net assets represented by an underlying fund or asset class could differ substantially over time from the target allocation as the underlying funds' asset values change due to market movements and portfolio management decisions.

Periodically, Ibbotson will re-evaluate each fund's target asset allocation and may recommend the rebalancing of a fund's assets among asset classes and

Asset allocation process

underlying funds to reflect changes in the target allocations or to reallocate the fund's holdings to match the target allocation. Each fund may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.


Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a fund's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the fund's characteristics and other allocation criteria.

As of the date of this prospectus, the funds invest solely in other Pioneer funds. Under an exemptive order issued to Pioneer by the Securities and Exchange Commission ("SEC") and recently adopted SEC rules, the funds may invest in underlying funds that are either managed by Pioneer or managed by an adviser not associated with Pioneer. Accordingly, Pioneer and Ibbotson may add funds that are not managed by Pioneer to the list of potential underlying funds in the future, although there is no current intent to do so. It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of a fund's investments.

Management


Pioneer, each fund's investment adviser, oversees the funds' operations and supervises each fund's subadviser, which is responsible for the day-to-day management of each fund's portfolio.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of September 30, 2008, assets under management were approximately $260 billion worldwide, including over $63 billion in assets under management by Pioneer.


Investment adviser
Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.


Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and a fund intend to rely on such rule to permit Pioneer, subject to the approval of the funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval.


Investment subadviser

Ibbotson Associates Advisors, LLC (Ibbotson) is the subadviser to each fund and allocates, subject to Pioneer's supervision, each fund's assets among asset classes and among the underlying funds. As of September 30, 2008, Ibbotson had approximately $18 billion in assets under management. Ibbotson is located at 225 North Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson is a registered investment adviser and wholly owned subsidiary of Ibbotson Associates, Inc., which in turn is a wholly owned subsidiary of Morningstar, Inc.


Portfolio management
Day-to-day management of each fund's portfolio is the responsibility of portfolio managers and members of Ibbotson's Investment Committee headed by Peng Chen. Peng Chen, Ph.D., the president and chief investment officer at Ibbotson, conducts research projects on asset allocation, portfolio risk measurement,

Management

nontraditional assets, and global financial markets. Dr. Chen joined Ibbotson in 1997. Scott Wentsel, vice president and senior portfolio manager, manages the investment management team. Mr. Wentsel is also responsible for directing the firm's investment management services which includes oversight of its consulting, fund-of-funds, and plan sponsor consulting business lines. Prior to joining Ibbotson in 2005, Mr. Wentsel was an executive director with Morgan Stanley where he worked primarily on Van Kampen Investments' asset management business. Mr. Wentsel has over 20 years of investment industry experience. Brian Huckstep, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification, and manager due diligence. Prior to joining Ibbotson in 2005, Mr. Huckstep was Director of Data Acquisition at Morningstar for two years. Mr. Huckstep also spent nine years at Northern Trust in product manager and analyst roles for institutional custody clients. Alexander E. Kaye, portfolio manager, is responsible for managing the delivery of fund-of-funds programs for institutional and retail clients, which includes asset allocation modeling, portfolio construction, fund classification and manager due diligence. Prior to joining Ibbotson in 2004, Mr. Kaye was an account manager at UBS Global Asset Management, where he managed client relationships for subadvisory and institutional clients.

The funds' statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the funds.

Management fee
Each funds pays Pioneer a fee for managing the funds and to cover the cost of providing certain services to the funds.


Pioneer's annual fee with respect to each fund is equal to


Annual Fee                                              Net Assets
------------------------------------------------------------------------------
0.13% on investments in underlying funds managed by     Up to $2.5 billion
Pioneer (and cash); and 0.17% on other investments
------------------------------------------------------------------------------
0.11% on investments in underlying funds managed by     Over $2.5 billion and
Pioneer (and cash); and 0.14% on other investments      up to $4 billion
------------------------------------------------------------------------------
0.10% on investments in underlying funds managed by     Over $4 billion and
Pioneer (and cash); and 0.12% on other investments      up to $5.5 billion
------------------------------------------------------------------------------
0.08% on investments in underlying funds managed by     Over $5.5 billion and
Pioneer (and cash); and 0.10% on other investments      up to $7 billion
------------------------------------------------------------------------------
0.08% on investments in underlying funds managed by     Over $7 billion
Pioneer (and cash); and 0.09% on other investments
------------------------------------------------------------------------------


For the period ended December 31, 2008, each fund paid management fees equal to 0.13% of the fund's average daily net assets. The fee is accrued daily and paid monthly. Pioneer, and not the funds, pays a portion of the fee it receives from the funds to Ibbotson as compensation for Ibbotson's services to a fund.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the funds' annual report to shareholders, for the period ended July 31, 2008. A discussion regarding the basis for the Board of Trustees' approval of the subadvisory agreement with Ibbotson will be available in the funds' semi-annual report to shareholders, for the period ended January 31, 2009.


Distributor and transfer agent

Pioneer Funds Distributor, Inc. is each fund's distributor. Pioneer Investment Management Shareholder Services, Inc. is each fund's transfer agent. Each fund compensates the distributor and transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Buying, exchanging and selling shares

Net asset value


Each fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


Each fund values the shares of the underlying funds at their published net asset value.


Each fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the funds' shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, a fund relies upon securities prices provided by pricing services.

Each fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. Each fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the fund. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


You buy or sell Class Y shares at the share price.

------------------------------------------------------------------------------
 Share price
 The net asset value per share calculated on the day of your transaction.
------------------------------------------------------------------------------

Distribution of Class Y shares
The distributor incurs the expenses of distributing the funds' Class Y shares, none of which are reimbursed by a fund or the Class Y shareowners. Distribution expenses include fees paid to broker-dealers which have sales agreements with the distributor and other parties, advertising expenses and the cost of printing and mailing prospectuses to potential investors.


Payments to financial intermediaries
Pioneer and its affiliates may make payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.


Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary

Buying, exchanging and selling shares


may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments to the intermediary if the amount of the payment exceeds the intermediary's costs.


The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.


Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Opening your account

If you are an individual or other non-institutional investor, open your Class Y share account by completing an account application and sending it to the transfer agent by mail or by fax. If you are any other type of investor, please call the transfer agent to obtain a Class Y share account application and an account number.

If you invest in a fund through investment professionals or other financial intermediaries, including wrap programs and similar programs, additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.


If your shares are held in your investment firm's name, the options and services available to you may be different from those discussed in this prospectus. Ask your investment professional or financial intermediary for more information.


Account options
Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150
Boston, Massachusetts 02205-5150
Telephone 1-800-665-8839

Telephone transaction privileges
If your account is registered in your name, you can exchange or sell Class Y shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller

Buying, exchanging and selling shares

to provide validating information for the account and sends you a written confirmation. The funds may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

------------------------------------------------------------------------------
 By phone
 If you want to place your telephone transaction by speaking to a shareowner services representative, call 1-800-665-8839 between 9:00 a.m. and 5:30 p.m. Eastern time on any weekday that the New York Stock Exchange is open.
------------------------------------------------------------------------------

General rules on buying, exchanging and selling your fund shares

Share price

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or an authorized agent after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by a fund. The authorized agent is responsible for transmitting your order to a fund in a timely manner.


------------------------------------------------------------------------------
 Good order means that:
 o You have provided adequate instructions
 o There are no outstanding claims against your account
 o There are no transaction limitations on your account
 o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered
 o Your request includes a signature guarantee if you:
   - Are selling over $100,000 worth of shares and
   - Want the sale proceeds sent to an address other than your bank account of record or
   - Want the sale proceeds to be made payable to someone other than the account's record owners or

   - Changed your account registration, address of record or bank account of record within the last 30 days

   - Are selling or exchanging over $5 million worth of shares
   - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration
------------------------------------------------------------------------------

Transaction limitations
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying
You can buy Class Y shares at net asset value per share. Each fund does not impose any initial, contingent deferred or asset based sales charge on Class Y shares. The distributor may reject any order until it has confirmed it in writing and received payment.

Buying, exchanging and selling shares


You may use securities you own to purchase shares of a fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If a fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


Minimum investment amount
Your initial Class Y share investment must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The funds may waive the initial investment amount.

Waivers of the minimum investment amount
The funds will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or


(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or


(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f) The investment is made by another Pioneer fund

Each fund reserves the right to waive the initial investment minimum in other circumstances.

Identity verification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the funds to identify you.


The funds may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


Exchanging
You may exchange your Class Y shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each fund allows you to exchange your Class Y shares at net asset value without charging you either an initial or contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus.

Selling

Your Class Y shares will be sold at net asset value per share next calculated after a fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

A fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently

Buying, exchanging and selling shares


purchased the shares being sold by check, a fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.


If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

--------------------------------------------------------------------------------
 Other requirements
 If you must use a written request to exchange or sell your Class Y shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 You may have to pay income taxes on a sale or an exchange.
--------------------------------------------------------------------------------

Buying shares


In writing, by mail
You can purchase Class Y shares by mailing a check to the transfer agent. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration.

If you are registering an account in the name of a corporation or other fiduciary, you must send your completed account set-up forms to the transfer agent prior to making your initial purchase.

By wire
If you have an existing Class Y account, you may wire funds to purchase Class Y shares. Note, however, that:
o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o  Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:

Receiving Bank:          State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, MA 02101
                         ABA Routing No. 011000028

For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Ibbotson Asset Allocation Series


Through your investment firm
Consult your investment professional for more information.

Buying, exchanging and selling shares

Exchanging shares

In writing, by mail or by fax
You can exchange Class Y shares by mailing or faxing a letter of instruction to the transfer agent. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $5 million. Include in your letter:
o  The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $5 million
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o  The dollar amount or number of Class Y shares you are exchanging

By phone
After you establish your Class Y account, you can exchange fund shares by phone if:
o You are using the exchange to establish a new account, provided the new account has a registration identical to the original account
o  The fund into which you are exchanging offers Class Y shares
o You are not exchanging more than $5 million worth of shares per account per day
o  You can provide the proper account identification information

Through your investment firm
Consult your investment professional for more information about exchanging your shares.

Selling shares

In writing, by mail or by fax
You can sell some or all of your Class Y shares by writing directly to the fund only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the dollar amount or number of Class Y shares to be sold and any other applicable requirements as described below.
o The transfer agent will send the sale proceeds to your address of record unless you provide other instructions
o  Your request must be signed by all registered owners
o The transfer agent will not process your request until it is received in good order

By fax
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

By phone or wire
o You may sell up to $5 million per account per day if the proceeds are directed to your bank account of record
o You may sell up to $100,000 per account per day if the proceeds are not directed to your bank account of record

You may sell fund shares held in a retirement plan account by phone only if your account is an IRA. You may not sell your shares by phone if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

Through your investment firm
Consult your investment professional for more information. Each fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each fund reserves the right to terminate this procedure at any time.

Buying, exchanging and selling shares

How to contact us

By phone
For information or to request a telephone transaction between 9:00 a.m. and 5:30 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-665-8839

To use FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55150
Boston, Massachusetts 02205-5150

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-888-294-4485

Excessive trading
Frequent trading into and out of a fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs.
An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Since certain funds may invest a significant portion of their assets in junk bonds, these funds may be more susceptible to such strategies. However, the policies and procedures outlined below to detect excessive trading activity were determined by the Board to be appropriate. Each fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o  You make two or more purchases and redemptions within a short period of time;


o You enter into a series of transactions that indicate a timing pattern or strategy; or

o We reasonably believe that you have engaged in such practices in connection with other mutual funds.


Each fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a fund may be adversely affected. Because certain funds invest a significant portion of their portfolios in securities that are valued using fair value pricing methods, this risk may be greater for those funds. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple

Buying, exchanging and selling shares


shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

The funds may reject a purchase or exchange order before its acceptance or the issuance of shares. The funds may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that a fund believes are requested on behalf of market timers. Each fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The funds may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, the Pioneer funds have adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds.


We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Account options

Distribution options
Each fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.


If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then current net asset value.


Shareowner services

Pioneer website
www.pioneerinvestments.com
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o  Your current account information
o  Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds
o  A copy of Pioneer's privacy notice

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:
o  Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices and yields of all publicly available Pioneer mutual funds
o  Request account statements

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Buying, exchanging and selling shares

Confirmation statements
The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information
Early each year, the funds will mail you information about the tax status of the dividends and distributions paid to you by the funds.

Privacy
Each fund has a policy that protects the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. The funds will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Shareowner account policies

Signature guarantees and other requirements
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


Minimum account size
Each fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting the funds by telephone or accessing pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access pioneerinvestments.com or reach the funds by telephone, you should communicate with the funds in writing.


Share certificates
Each fund does not offer share certificates. Shares are electronically recorded.

Other policies
Each fund and the distributor reserve the right to:
o  reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each fund reserves the right to:
o stop offering Class Y shares

o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities

o redeem in kind by delivering to you portfolio securities owned by a fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee

Dividends, capital gains and taxes

Dividends and capital gains
Each fund generally pays any distributions of net short- and long-term capital gains in December.

Each fund generally pays dividends from any net investment income in December.

Each fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a fund shortly before a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the funds, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source and other factors. Distributions from a fund's net short-term capital gains are taxable as ordinary income. Other dividends are taxable either as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate.

"Qualified dividend income" generally is income derived from dividends paid to underlying funds by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that an underlying fund receives in respect of stock of certain foreign corporations may be "qualified dividend income" if that stock is readily tradable on an established U.S. securities market. To the extent that a fund pays dividends attributable to income received by it from underlying fixed income funds, these dividends generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

If a fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and the tax basis for the shares that you sell or exchange.

You must provide your social security number or other taxpayer identification number to a fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the funds. You may also consult the funds' statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect a fund and its shareowners.


--------------------------------------------------------------------------------
 Sales and exchanges may be taxable transactions to shareowners.
--------------------------------------------------------------------------------

Financial highlights

The financial highlights table helps you understand each fund's financial performance since inception.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class Y shares of each fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, each fund's independent registered public accounting firm, whose report is included in the funds' annual report along with the funds' financial statements. The annual report is available upon request.

Class Y shares


                                                           Conservative Allocation Fund
                                                   --------------------------------------------
                                                       Year          Year         10/5/05(a)
                                                      Ended         Ended             to
                                                     7/31/08       7/31/07          7/31/06
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 11.30       $ 10.57          $ 10.32
                                                     ------------------------------------------
Increase (decrease) from investment operations:
  Net investment income(b)                           $  0.28       $  0.29          $  0.16
  Net realized and unrealized gain (loss) on
   investments                                         (0.65)         0.65             0.16
                                                     ------------------------------------------
   Net increase (decrease) from investment
     operations                                      $ (0.37)      $  0.94          $  0.32
Distributions to shareowners:
  Net investment income                                (0.28)        (0.19)           (0.06)
  Net realized gain                                    (0.15)        (0.02)           (0.01)
                                                     ------------------------------------------
Total distributions to shareowners                   $ (0.43)      $ (0.21)         $ (0.07)
                                                     ------------------------------------------
Net increase (decrease) in net asset value           $ (0.80)      $  0.73          $  0.25
                                                     ------------------------------------------
Net asset value, end of period                       $ 10.50       $ 11.30          $ 10.57
                                                     ==========================================
Total return*                                          (3.42)%        8.91%            3.13%**
Ratio of net expenses to average net assets+++          1.25%         0.90%            1.23%***
Ratio of net investment income to average net
  assets+++                                             2.50%         2.64%            1.96%***
Portfolio turnover rate                                   29%           15%              15%**
Net assets, end of period (in thousands)             $    10      $     11          $    10
Ratios with no waivers of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          1.25%         0.90%            2.19%***
  Net investment income                                 2.50%         2.64%            0.98%***
Ratios with waivers of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                          1.23%         0.88%            1.23%***
  Net investment income                                 2.52%         2.66%            1.96%***
-----------------------------------------------------------------------------------------------



(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++   Ratios with no reduction for fees paid indirectly.
***  Annualized.

Financial highlights

Class Y shares


                                                             Moderate Allocation Fund
                                                   --------------------------------------------
                                                       Year          Year         9/23/05(a)
                                                      Ended         Ended             to
                                                     7/31/08       7/31/07          7/31/06
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 12.55       $ 11.43         $ 11.18
                                                     ------------------------------------------
Increase (decrease) from investment operations:
  Net investment income(b)                           $  0.29       $  0.26         $  0.17
  Net realized and unrealized gain (loss) on
   investments                                         (1.11)         1.21            0.40
                                                     ------------------------------------------
   Net increase (decrease) from investment
     operations                                      $ (0.82)      $  1.47         $  0.57
Distributions to shareowners:
  Net investment income                                (0.35)        (0.32)          (0.08)
  Net realized gain                                    (0.44)        (0.03)          (0.24)
                                                     ------------------------------------------
Total distributions to shareowners                   $ (0.79)      $ (0.35)        $ (0.32)
                                                     ------------------------------------------
Net increase (decrease) in net asset value           $ (1.61)      $  1.12         $  0.25
                                                     ------------------------------------------
Net asset value, end of period                       $ 10.94       $ 12.55         $ 11.43
                                                     ==========================================
Total return*                                          (7.10)%       12.98%           5.19%**
Ratio of net expenses to average net assets+++          0.27%         0.29%           0.28%***
Ratio of net investment income to average net
  assets+++                                             2.40%         2.09%           1.79%***
Portfolio turnover rate                                   21%           19%             52%**
Net assets, end of period (in thousands)             $17,905       $24,046         $27,792
Ratios with no waivers of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          0.27%         0.29%           0.28%***
  Net investment income                                 2.40%         2.09%           1.79%***
Ratios with waivers of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                          0.27%         0.29%           0.28%***
  Net investment income                                 2.40%         2.09%           1.79%***
-----------------------------------------------------------------------------------------------



(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++  Ratios with no reduction for fees paid indirectly.
*** Annualized.

Class Y shares


                                                              Growth Allocation Fund
                                                   --------------------------------------------
                                                       Year          Year         9/23/05(a)
                                                      Ended         Ended             to
                                                     7/31/08       7/31/07          7/31/06
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 13.55       $ 12.13          $ 11.54
                                                     ------------------------------------------
Increase (decrease) from investment operations:
  Net investment income(b)                           $  0.22       $  0.19          $  0.13
  Net realized and unrealized gain (loss) on
   investments                                         (1.36)         1.60             0.65
                                                     ------------------------------------------
   Net increase (decrease) from investment
     operations                                      $ (1.14)      $  1.79          $  0.78
Distributions to shareowners:
  Net investment income                                (0.30)        (0.27)           (0.06)
  Net realized gain                                    (0.47)        (0.10)           (0.13)
                                                     ------------------------------------------
Total distributions to shareowners                   $ (0.77)      $ (0.37)         $ (0.19)
                                                     ------------------------------------------
Net increase (decrease) in net asset value           $ (1.91)      $  1.42          $  0.59
                                                     ------------------------------------------
Net asset value, end of period                       $ 11.64       $ 13.55          $ 12.13
                                                     ==========================================
Total return*                                          (9.05)%       14.87%            6.84%**
Ratio of net expenses to average net assets+++          0.34%         0.36%            0.32%***
Ratio of net investment income to average net
  assets+++                                             1.67%         1.40%            1.23%***
Portfolio turnover rate                                   20%           11%              27%**
Net assets, end of period (in thousands)             $ 2,683       $ 2,956          $ 3,068
Ratios with no waivers of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          0.34%         0.36%            0.32%***
  Net investment income                                 1.67%         1.40%            1.23%***
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                          0.34%         0.36%            0.32%***
  Net investment income                                 1.67%         1.40%            1.23%***
-----------------------------------------------------------------------------------------------



(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++  Ratios with no reduction for fees paid indirectly.
*** Annualized.

Financial highlights

Class Y shares


                                                             Aggressive Allocation Fund
                                                   ----------------------------------------------
                                                        Year           Year         9/23/05(a)
                                                       Ended          Ended             to
                                                      7/31/08        7/31/07          7/31/06
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $  14.26        $ 12.41          $ 11.87
                                                     -------------------------------------------
Increase (decrease) from investment operations:
  Net investment income(b)                           $   0.15        $  0.14          $  0.06
  Net realized and unrealized gain (loss) on
   investments                                          (1.60)          1.97             0.78
                                                     -------------------------------------------
   Net increase (decrease) from investment
     operations                                      $  (1.45)       $  2.11          $  0.84
Distributions to shareowners:
  Net investment income                                 (0.29)         (0.20)           (0.03)
  Net realized gain                                     (0.50)         (0.06)           (0.27)
                                                     -------------------------------------------
Total distributions to shareowners                   $  (0.79)       $ (0.26)         $ (0.30)
                                                     -------------------------------------------
Net increase (decrease) in net asset value           $  (2.24)       $  1.85          $  0.54
                                                     -------------------------------------------
Net asset value, end of period                       $  12.02        $ 14.26          $ 12.41
                                                     ===========================================
Total return*                                          (10.83)%        17.10%            7.13%**
Ratio of net expenses to average net assets+++           0.35%          0.39%            0.37%***
Ratio of net investment income to average net
  assets+++                                              1.06%          1.01%            0.63%***
Portfolio turnover rate                                    13%            18%              51%**
Net assets, end of period (in thousands)             $  3,105        $ 3,171          $ 4,607
Ratios with no waivers of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                           0.35%          0.39%            0.37%***
  Net investment income                                  1.06%          1.01%            0.63%***
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                           0.35%          0.39%            0.37%***
  Net investment income                                  1.06%          1.01%            0.63%***
------------------------------------------------------------------------------------------------



(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Not annualized.
+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.
++  Ratios with no reduction for fees paid indirectly.
*** Annualized.

Appendix A


Information about the underlying funds
The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and statement of additional information for each underlying fund is available on the Securities and Exchange Commission's website as well as on our website at www.pioneerinvestments.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

Appendix A


The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

Investment Adviser
Pioneer

Pioneer Independence Fund

Investment objective
Capital growth.

Principal investment strategies
The fund invests at least 80% of its assets in equity securities. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds
(ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. corporate issuers and debt securities of non-U.S. government issuers, including up to 10% of its assets in the securities of emerging markets issuers. The fund invests in non-U.S. securities to diversify its portfolio when they offer similar or greater potential for capital appreciation compared to U.S. securities.

Investment Adviser
Pioneer

Pioneer Research Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, rights and warrants.

Investment Adviser
Pioneer

Pioneer Growth Leaders Fund

Investment objective
Long term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A


Pioneer Oak Ridge Large Cap Growth Fund

Investment objective
Capital appreciation.


Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher than $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)
o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective
Reasonable income and capital growth.

Principal investment strategies
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund primarily invests in securities of U.S. issuers. The fund may invest up to 25% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in securities of emerging markets issuers.

Investment Adviser
Pioneer

Appendix A


Pioneer Cullen Value Fund

Investment objective
Capital appreciation. Current income is a secondary objective.

Principal investment strategies
The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 10% of the fund's total assets may be invested in securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser
Pioneer (adviser); Cullen Capital Management LLC (subadviser)

Pioneer Mid Cap Growth Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.


Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs), that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its total assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

Investment Adviser
Pioneer

Appendix A


Pioneer Mid Cap Value Fund

Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes with market condition and the composition of the index. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights.

The fund may invest up to 25% of its total assets in equity and debt securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.

The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

Investment Adviser
Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

There is no minimum percentage of assets which must be invested in either small-cap or mid-cap issuers and the fund has the flexibility to invest substantially in either small or mid-cap issuers when the fund's subadviser believes such focus is warranted.

Investment Adviser
Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Appendix A


Pioneer Oak Ridge Small Cap Growth Fund


Investment objective
Capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies.

Small capitalization companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest U.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser
Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective
Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 20% of its net assets in REITs. REITs are companies that invest primarily in real estate or real estate related loans.

Investment Adviser
Pioneer

Appendix A


Pioneer Global Diversified Equity Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers located throughout the world. The fund may invest in both developed and emerging markets. The fund will not invest more than 15% of its total assets in securities of emerging markets issuers. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund may invest a significant portion of its assets in equity securities of large capitalization companies, but also may invest its assets in equity securities of small- and medium-capitalization companies.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.

The fund's portfolio consists of securities of issuers located in at least three countries, one of which may be the United States.

Investment Adviser
Pioneer

Pioneer International Equity Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 20% of its net assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments, including as a means of managing relative currency exposure.

Investment Adviser
Pioneer

Appendix A


Pioneer International Value Fund

Investment objective
Long-term capital growth.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Pioneer Europe Select Equity Fund

Investment objective
Long term growth of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more.

Equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs) depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

A European issuer:
o Is organized and has a principal business office in a European country; or
o Derives at least 50% of its total revenue from business transacted in Europe

European countries are those countries located west of the Urals, including but not limited to Austria, Belgium, Bulgaria, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Investment Adviser
Pioneer

Appendix A


Pioneer Emerging Markets Fund

Investment objective
Long-term growth of capital.

Principal investment strategies
The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

The fund invests in at least six emerging markets. The fund considers any market that is not developed to be an emerging market. The fund does not allocate more than 25% of its total assets to any one country but can invest more than 25% of its total assets in a particular region. Currently, emerging market countries include: Algeria, Argentina, Bangladesh, Brazil, Bulgaria, Chile, China, Colombia, Cost Rica, Czech Republic, Ecuador, Egypt, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Kuwait, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe. At Pioneer's discretion, the fund may invest in other emerging countries.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), preferred stocks, depositary receipts, warrants and rights. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser
Pioneer

Pioneer Real Estate Shares

Investment objective
Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, warrants, rights and preferred stocks.

REITs are companies that primarily invest in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages secured by real estate and derive their income from collection of interest.

The fund may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. Generally, the fund acquires investment grade debt securities that are issued by both U.S. and non-U.S. corporate and government issuers, but the fund may invest up to 5% of its net assets in below investment grade debt securities and convertible debt. The fund invests in debt securities when the subadviser believes they are consistent with the fund's investment objectives of long-term capital growth and current income, for diversification or for greater liquidity.

Investment Adviser
Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

Appendix A


Pioneer Growth Opportunities Fund

Investment objective
Growth of capital.

Principal investment strategies
The fund invests primarily in equity securities of companies that Pioneer considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

The fund may invest a significant portion of its assets in equity securities of small companies.

The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging markets issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Investment adviser
Pioneer

Pioneer Equity Income Fund

Investment objective
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the fund may invest include common stocks, preferred stocks, exchange-traded funds (ETFs) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks.

Investment Adviser
Pioneer

The underlying funds that invest primarily in debt securities are:

Pioneer Government Income Fund

Investment objective
Current income as is consistent with preservation of capital.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. government securities, and repurchase agreements and "when-issued" commitments with respect to these securities.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. Securities in which the fund may invest include:

o U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities greater than 10 years)
o Obligations issued by or guaranteed as to principal and interest by the U.S. Treasury and certain agencies and instrumentalities of the U.S. government, such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration (FHA) debentures, for which the U.S.
   Treasury unconditionally guarantees payment of principal and interest
o Obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury
o Obligations of the Private Export Funding Corporation (PEFCO), which may be guaranteed by the Export-Import Bank of the U.S. (Exim-Bank), an agency of the U.S.
o Obligations of government sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage
   Association (Fannie Mae), Federal Home Loan Banks (FHLBs), Federal Farm Credit Banks (FFCB) and the Tennessee Valley Authority (TVA)

Government sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks, the Private Export Funding Corporation, the Federal Farm Credit Banks and the Tennessee Valley Authority, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The U.S. government has provided for support to the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, but

Appendix A


there can be no assurance that it will support these or other government sponsored entities in the future.

The fund's investments may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, inverse floating rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The fund may invest in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

Investment adviser
Pioneer

Pioneer High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities. Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Consistent with its objective, the fund may invest up to 20% of its net assets in common stock issued by both U.S. and non-U.S. issuers and other equity investments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities. Although they may not pay dividends, the fund invests in equity securities when Pioneer believes they are consistent with the fund's investment objective of capital appreciation or to diversity the fund's portfolio.

Investment Adviser
Pioneer

Pioneer Global Aggregate Bond Fund

Investment objective
To provide current income with due regard to preservation of capital and prudent investment risk.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities of issuers located throughout the world. The fund invests primarily in debt securities of U.S. and non-U.S. issuers that are rated investment grade or, if unrated, are of equivalent credit quality as determined by Pioneer Investment Management, Inc., the fund's investment adviser. Normally, the fund invests at least 40% of its net assets in issuers located outside of the United States. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, are of equivalent credit quality as determined by Pioneer.

Appendix A


Investment Adviser
Pioneer

Pioneer Global High Yield Fund

Investment objective
Maximize total return through a combination of income and capital appreciation.

Principal investment strategies
Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The fund may invest in high yield securities of any rating, including securities that are in default at the time of purchase.

The fund's portfolio consists of securities of corporate or government issuers located in at least three countries, one of which may be the United States. The fund may purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities. Instruments that allow for balloon payments or negative amortization payments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The fund may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Investment Adviser
Pioneer

Appendix A


Pioneer Bond Fund

Investment objective
To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies
The fund invests primarily in:
o debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
o debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
o cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities.

The fund may invest a substantial portion of its assets in mortgage-related securities, which represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers.

Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:
o the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA);
o the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). The U.S. government has provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future;
o  the limited authority of the issuer to borrow from the U.S. treasury; or
o  only the credit of the issuer.

In addition, the fund may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Pioneer.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, contingent, deferred and payment in kind and auction rate features. The fund may invest and has in the past invested in securities with a broad range of maturities and maintains an average portfolio maturity which varies based upon the judgment of Pioneer.

Investment Adviser
Pioneer

Pioneer Strategic Income Fund

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer allocates the fund's investments among the following three segments of the debt markets:
o Below investment grade (high yield) securities of U.S. and non-U.S. issuers
o Investment grade securities of U.S. issuers
o Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends.

The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
o  Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the

Appendix A


time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets. Non-U.S. investments include securities issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union.

Investment Adviser
Pioneer

Pioneer Short Term Income Fund

Investment objective
A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies
The fund invests primarily in:
o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities
o Debt securities, including convertible debt, of U.S. and non-U.S. issuers and commercial paper
o  Mortgage-backed and asset-backed securities of U.S. and non-U.S. issuers
o  Short-term money market instruments of U.S. and non-U.S. issuers

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments. The fund will normally maintain a dollar-weighted average portfolio maturity of no more than three years.

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Investments other than U.S. debt securities
The fund may invest up to 20% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in debt securities of emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. Investing in Canadian and other non-U.S. issuers, particularly issuers in emerging markets, may involve unique risks compared to investing in the securities of U.S. issuers.

Investment Adviser
Pioneer

Appendix A


Pioneer Floating Rate Fund

Investment objective
A high level of current income.

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in floating rate loans and other floating rate investments. Floating rate investments are securities and other instruments with interest rates that adjust or "float" periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond

The fund may invest up to 35% of its total assets in debt securities of non-U.S. issuers, including emerging market issuers. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations and certain supranational organizations, such as the World Bank and the European Union. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers. The fund does not currently intend to invest more than 25% of its total assets in any one non-U.S. country.

Floating rate loans are made by banks and other financial institutions to large corporate customers. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank's prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.

In most instances, the fund's investments in floating rate loans will hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the fund, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.

Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the fund is a direct investor in a loan, the fund may have the ability to influence the terms of the loan, although the fund does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the fund invests in a loan participation, the fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the issuer of the loan will default on its obligations. For the purpose of this prospectus, the term "securities" includes loans and other instruments and obligations.

Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risk. Pioneer Investment Management, Inc., the fund's investment adviser, believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the fund's actual loss recovery experience will be consistent with Pioneer's prior experience or that the senior loans in which the fund invests will achieve any specific loss recovery rate.

The fund also may invest in other securities, including unsecured or subordinated loans, revolving credit facility loans, high yield corporate bonds, investment grade fixed income debt securities, preferred stocks and convertible securities. The fund may receive debt securities or equity securities as a result of the general restructuring of the debt of an issuer, the restructuring of a floating rate loan, or as part of a package of securities acquired with a loan. The fund's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

The fund's investments may include instruments that allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Pioneer Cash Reserves Fund

Investment objective
High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies
The fund is a money market fund, the fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:
o U.S. and non-U.S. banks
o U.S. and non-U.S. corporate or private issuers

Appendix A


o The U.S. government and its agencies and instrumentalities
o Non-U.S. governments
o Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

These investments may include instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument. The fund's investments also may include U.S. dollar denominated securities issued by non-U.S. governments and multinational issuers, such as the World Bank.

The fund invests in U.S. government obligations and money market securities rated in one of the two highest rating categories for short-term debt by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent credit quality by Pioneer. If rating organizations differ in the rating assigned to a security, the fund will only treat the security as having the higher rating if at least two rating organizations assigned that rating. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will promptly reassess whether the downgraded security presents minimal credit risk to the fund.

The fund invests exclusively in securities with a maximum remaining maturity of 397 days and maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund's investments may have fixed, floating or variable interest rates.

Investment Adviser
Pioneer

                                     Notes

                                     Notes

Pioneer
Ibbotson Asset Allocation Series

You can obtain more free information about each fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-665-8839.

Visit our website
www.pioneerinvestments.com

Each fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and the fund, including fund performance information.


Shareowner reports

Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about each fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.


Statement of additional information

The statement of additional information provides more detailed information about the funds. It is incorporated by reference into this prospectus.


You can also review and copy each fund's and each underlying fund's shareowner reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

(Investment Company Act file no. 811-21569)

[Logo]PIONEER
      Investments(R)

Pioneer Funds Distributor, Inc.
60 State Street
Boston, MA 02109                                                   20163-02-1208
                                        (C) 2008 Pioneer Funds Distributor, Inc.
www.pioneerinvestments.com                                           Member SIPC

                    PIONEER IBBOTSON ASSET ALLOCATION SERIES
                                  (the "trust")
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                 Class A, Class B, Class C and Class Y Shares of
                  Pioneer Ibbotson Conservative Allocation Fund
                    Pioneer Ibbotson Moderate Allocation Fund
                     Pioneer Ibbotson Growth Allocation Fund
                   Pioneer Ibbotson Aggressive Allocation Fund
                 (each, a "fund" and collectively, the "funds")


                                December 1, 2008

This statement of additional information is not a prospectus. It should be read in conjunction with the funds' Class A, Class B and Class C shares prospectus and Class Y shares prospectus, each dated December 1, 2008, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the funds at 60 State Street, Boston, Massachusetts 02109. You can also obtain a copy of each prospectus from our website at www.pioneerinvestments.com. The funds' financial statements for the fiscal year ended July 31, 2008, including the independent registered public accounting firm's report thereon, are incorporated into this statement of additional information by reference.


                                TABLE OF CONTENTS

                                                                                Page
1.   Trust History.................................................................2
2.   Investment Policies, Risks and Restrictions...................................2
3.   Trustees and Officers........................................................42
4.   Investment Adviser...........................................................52
5.   Principal Underwriter and Distribution Plans.................................56
6.   Shareholder Servicing/Transfer Agent.........................................60
7.   Custodian....................................................................60
8.   Independent Registered Public Accounting Firm................................60
9.   Portfolio Management.........................................................60
10.  Portfolio Transactions.......................................................70
11.  Description of Shares........................................................71
12.  Sales Charges................................................................74
13.  Redeeming Shares.............................................................81
14.  Telephone and Online Transactions............................................82
15.  Pricing of Shares............................................................83
16.  Tax Status...................................................................84
17.  Financial Statements.........................................................92
18.  Annual Fee, Expense and Other Information....................................92
19.  Appendix A - Description of Short-Term Debt, Corporate Bond and
     Preferred Stock Ratings.....................................................103
20.  Appendix B - Proxy Voting Policies and Procedures...........................108

1.   TRUST HISTORY

Each fund is a diversified series of Pioneer Ibbotson Asset Allocation Series (the "trust"), an open-end management investment company organized as a Delaware statutory trust on April 22, 2004.

2.   INVESTMENT POLICIES, RISKS AND RESTRICTIONS


The trust consists of the following four funds, each of which seeks to achieve its investment objective by investing in other funds ("underlying funds") and uses asset allocation strategies to allocate its assets among the underlying funds: Pioneer Ibbotson Conservative Allocation Fund, Pioneer Ibbotson Moderate Allocation Fund, Pioneer Ibbotson Growth Allocation Fund and Pioneer Ibbotson Aggressive Allocation Fund (each, a "fund" and collectively, the "funds"). The prospectuses present the investment objective and the principal investment strategies and risks of each fund. Each fund has adopted fundamental and non-fundamental investment restrictions as set forth in this statement of additional information. However, in general, references in Section 2 of this statement of additional information to a fund's investment techniques and associated risks also refer to the investment techniques and associated risks of the underlying funds and vice versa. Accordingly, a reference to an adviser in
Section 2 of this statement of additional information means Pioneer as the investment adviser for a fund, Ibbotson as a fund's subadviser or the adviser or any subadviser for the underlying funds, or all of them, as the context indicates. This section supplements the disclosure in the funds' prospectuses and provides additional information on the investment policies of the funds and the underlying funds and each fund's fundamental investment restrictions. Restrictions or policies stated as a maximum percentage of a fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with a fund's restrictions and policies.

Debt Securities and Related Investments


Debt Securities Rating Criteria

Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.


Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See "Appendix A" for a description of rating categories. The fund may invest in debt securities rated "D" or better, or comparable unrated securities as determined by Pioneer.


Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the funds' net asset value to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the funds' ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the funds' net asset value.

Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

For purposes of the funds' credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization downgrades the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider what actions, if any, are appropriate in light of the funds' investment objectives and policies including selling the downgraded security or purchasing additional investment grade securities of the appropriate credit quality as soon as it is prudent to do so.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association ("GNMA"), General Services

Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks ("FHLBs"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs;
(ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the funds' distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.


Convertible Debt Securities


The fund may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

Municipal Obligations


The fund may purchase municipal obligations. The term "municipal obligations" generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The funds' distributions of any interest it earns on municipal obligations will be taxable to shareholders as ordinary income.


The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.

Mortgage-Backed Securities


The fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits ("REMIC") pass-through certificates, collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the fund's portfolio at the time the fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the funds' principal investment to the extent of the premium paid.


The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or "SPVs") and other entities that acquire and package mortgage loans for resale as MBS.

Unlike mortgage-backed securities issued or guaranteed by the U. S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the funds' securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the funds' portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.


Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.


Mortgage-related securities without insurance or guarantees may be purchased if Pioneer determines that the securities meet the fund's quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.


Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations ("CMOs"). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.


Stripped Mortgage-Backed Securities ("SMBS"). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The fund may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Pioneer may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the fund's limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.

The fund also may invest in planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Risk Factors Associated with Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the fund does not intend to acquire "residual" interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Asset-Backed Securities


The fund may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The fund may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.


Asset-backed securities include collateralized debt obligations ("CDOs"), such as collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A treatment. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


Subordinated Securities


The fund may also invest in other types of fixed income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.


Structured Securities


The fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.

Floating Rate Loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Interbank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct Investment in Loans. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund's return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation Interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

Other Information About Floating Rate Loans. Loans typically have a senior position in a borrower's capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower's assets. Although loans typically have the most senior position in a borrower's capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the net asset value of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer's capital structure, such obligations may be structurally subordinated to obligations of the issuer's subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans ("revolvers"), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan backed by letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

From time to time, Pioneer and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.

Inverse Floating Rate Securities.

The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Auction Rate Securities

The fund may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. With respect to auction rate securities issued by a closed-end fund, the fund will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the fund.

Event-linked bonds

The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, index-portfolio losses, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the fund's total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transactions costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so.

Event-linked bonds are typically rated by at least one nationally recognized rating agency, but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of an event-linked bond, the average rating in the current market for event-linked bonds is "BB" by Standard &Poor's Rating Group (or the equivalent rating for another rating agency). However, there are event-linked bonds rated higher or lower than "BB."

The fund's investments in event-linked bonds generally will be rated B, BB or BBB at the time of purchase, although the fund may invest in event-linked bonds rated higher or lower than these ratings, as well as event-linked bonds that are unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the bond's credit risk and model used to calculate the probability of the trigger event.

Event-linked bonds typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.

Event-linked swaps

The fund may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the fund may lose the swap's notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities

The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on continent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

Equity Securities and Related Investments

Investments in Equity Securities

Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the fund.

Warrants and Stock Purchase Rights


The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.


As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

Preferred Shares


The fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the funds' fixed income securities.

Investments in Initial Public Offerings

To the extent consistent with its investment objective, the fund may invest in initial public offerings ("IPOs") of equity securities. The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Investments in initial public offerings may represent a significant portion of the funds' investment performance. The fund cannot assure that investments in initial public offerings will continue to be available to the fund or, if available, will result in positive investment performance. In addition, as the funds' portfolio grows in size, the impact of investments in initial public offerings on the overall performance of the fund is likely to decrease.

Investments in Emerging Markets. The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities, including securities of emerging market issuers.

Non-U.S. Investments

Debt Obligations of Non-U.S. Governments

The fund may invest in debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Eurodollar Instruments and Samurai and Yankee Bonds The fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the funds' operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, Political and Social Factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the funds' investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the funds' operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the funds' investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

Currency Risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The funds' investment performance may be negatively affected by a devaluation of a currency in which the funds' investments are quoted or denominated. Further, the funds' investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Custodian Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

Withholding and Other Taxes. The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the funds' investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in Depositary Receipts

The fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the funds' investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Foreign Currency Transactions

The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Pioneer determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the funds' foreign assets.

While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.

Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation."

Options on Foreign Currencies

The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the funds' securities quoted or denominated in that currency.

Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.

Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation."

The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

The fund may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Pioneer determines that there is a pattern of correlation between that currency and the U.S. dollar.

The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

Investment Company Securities and Real Estate Investment Trusts

Other Investment Companies

The fund may invest in the securities of other investment companies to the extent that such investments are consistent with the funds' investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under one provision of the 1940 Act, a fund may not acquire the securities of another investment company if such purchase would result in (i) 3% or more of the total outstanding voting securities of any one investment company being held by the fund, (ii) 5% or more of the funds' total assets being invested in any one investment company, or (iii) 10% or more of the funds' total assets being invested in securities of other investment companies. However, there are several provisions of the 1940 Act and rules thereunder that allow more expansive investment in investment companies. In addition, these limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. The fund may also invest without limit in money market funds.

The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the funds' own operations.

Exchange Traded Funds

Subject to the limitations on investment in other investment companies, the fund may invest in exchange traded funds (ETFs). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The fund, as a holder of the securities of the ETF, will bear its pro rata


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portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the funds' own operations.


Real Estate Investment Trusts ("REITs")


REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.


Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").


Derivative Instruments


Options on Securities and Securities Indices


For hedging purposes or to seek to increase total return, the fund may purchase put and call options on any security in which it may invest or options on any securities index based on


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


securities in which it may invest. The fund may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

Writing Call and Put Options on Securities. A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The funds' purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

Call and put options written by the fund will also be considered to be covered to the extent that the funds' liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the funds' net exposure on its written option position.

Writing Call and Put Options on Securities Indices. The fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

Purchasing Call and Put Options. The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.


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


The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the funds' securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The fund may purchase and sell both options that are traded on U.S. and non-U.S.exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Pioneer to predict future price fluctuations and the degree of correlation between the options and securities markets.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.


In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.


Futures Contracts and Options on Futures Contracts


To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on non-U.S. exchanges.


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the funds' assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The funds' ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations regarding Futures Contracts. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for U.S. federal income tax purposes.


Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.


While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.

Interest Rate Swaps, Collars, Caps and Floors

In order to hedge the value of the fund's portfolio against interest rate fluctuations or to enhance the fund's income, the fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the fund enters into these transactions, the fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. The fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the fund also may invest in interest rate swaps to enhance income or to increase the fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The fund is not required to hedge its portfolio and may choose not to do so. The fund cannot guarantee that any hedging strategies it uses will work.

In an interest rate swap, the fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

The fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the fund's obligations will be accrued on a daily basis, and the full amount of the fund's obligations will be maintained in a segregated account by the fund's custodian.

The fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the fund.

Typically, the parties with which the fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the fund's adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the fund's ability to engage in interest rate swaps.

Equity Swaps, Caps, Floors and Collars

The fund may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually-based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually-based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Pioneer is incorrect in its forecast of market values, these investments could negatively impact the funds' performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.

Credit Default Swap Agreements

The fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no specified events of default, or "credit events", on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no credit event occurs, the fund will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the fund, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the fund, as the seller, must pay the buyer the full notional value of the reference obligation. The fund, as the seller, would be entitled to receive the reference obligation. However, the value of the reference obligation received by the fund as seller, coupled with the periodic payments previously received, may be less than the full notional value the fund pays to the buyer, resulting in a loss of value to the fund as seller. When the fund acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.

Credit-Linked Notes

The fund may invest in credit-linked notes ("CLNs"), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Other Investments and Investment Techniques

Short-Term Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers' acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the funds' restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Pioneer to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Illiquid Securities

The fund may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the funds' illiquid securities exceeds this percentage limitation, the fund will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. Under the direction of the Board of Trustees, Pioneer monitors the application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the funds' ability to raise cash for redemptions or other purposes. If the fund sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the funds' purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, Pioneer reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the funds' custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Reverse Repurchase Agreements

Reverse purchase agreements involve the sale of U.S. government securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the funds' total assets from banks for any purpose and up to 5% of the funds' total assets from banks and other lenders for temporary purposes. To minimize the risk associated with reverse repurchase agreements, the fund will segregate assets in an amount at least equal to the repurchase price of the securities.

Short Sales Against the Box

The fund may sell securities "short against the box." A short sale involves the fund borrowing securities from a broker and selling the borrowed securities. The fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The fund intends to use short sales against the box to hedge. For example when the fund believes that the price of a current portfolio security may decline, the fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the funds' long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

If the fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the fund may make short sales against the box.

Dollar Rolls

The fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon Pioneer's ability to manage its interest rate and prepayment exposure. For these reasons, there is no assurance that dollar rolls can be successfully employed.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the funds' portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Pioneer will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders. See "Annual Fee, Expense and Other Information" for the funds' annual portfolio turnover rate.


Lending of Portfolio Securities


The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. If the income earned on the investment of the cash collateral is insufficient to pay these amounts, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the fund's Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by Pioneer, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, a fund may enter into lending agreements ("Interfund Lending Agreements") under which the fund would lend money and borrow money for temporary purposes directly to and from another Pioneer fund through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the funds permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding borrowings, any Interfund Loans to the fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Pioneer fund, the funds' interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a funds' total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. A fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1/3% of its total assets.

No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending funds' net assets at the time of the loan. A funds' Interfund Loans to any one fund shall not exceed 5% of the lending funds' net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the funds' obligations. See "Asset Segregation."


Disclosure of Portfolio Holdings


The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds' portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to fund shareholders. While Pioneer may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Pioneer have access to their portfolio holdings, and prospective clients have access to representative holdings.

Generally, Pioneer will make a fund's portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Pioneer normally will publish a fund's full portfolio holdings thirty (30) days after the end of each month (this time period may be different for certain funds). Such information shall be made available on the funds' website (www.pioneerinvestments.com) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Pioneer generally makes publicly available information regarding a fund's top ten holdings (including the percentage of a fund's assets represented by each security), the percentage breakdown of a fund's investments by country, sector and industry, various volatility measures (such as beta, standard deviation, etc.), market capitalization ranges and other portfolio characteristics (such as alpha, average P/E ratio, etc.) three (3) business days after the end of each month.

Pioneer may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a fund for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the fund's shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Pioneer's compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a fund.

Currently, Pioneer, on behalf of the Pioneer funds, has arrangements whereby the following entities may receive a fund's full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Ibbotson Associates Advisors LLC (as needed to select Pioneer funds for the Pioneer-Ibbotson fund of funds products); and Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds).

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Pioneer in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the fund's statement of additional information.


The funds' portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the funds' service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Pioneer, the funds' custodian, fund accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality arising under law or contract that provide an adequate safeguard for such information. None of Pioneer, the funds, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a fund's portfolio holdings information.

In addition, the funds make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws, and are generally available within seventy (70) days after the end of a fund's fiscal quarter.


Investment Restrictions


Fundamental Investment Policies. The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

2.   more than 50% of the outstanding shares of the fund.

The fund's fundamental policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in
(1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in
(7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; with respect to tax-exempt funds that invest 80% of their assets in tax-exempt securities, securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of the SAI, the fund relies on the MSCI Global Industry Classification Standard (GICS) classifications.

The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.


Non-Fundamental Investment Restrictions

The following restrictions have been designated as non-fundamental and may be changed by a vote of the trust's Board of Trustees without approval of shareholders. Each fund may not:

(1) Invest more than 25% of its total assets in one or more funds that have a stated policy of concentrating in securities of companies in any single industry or group of industries.

(2) Engage in mortgaging, hypothecating or pledging of its assets except in connection with any borrowing permitted under fundamental investment restriction
(2); thus a fund's borrowings involving mortgaging, hypothecating or pledging of its assets will not exceed 33 1/3% of its total assets (including the amount borrowed), notwithstanding any temporary borrowings not in excess of 5% of its total assets.

(3) Purchase securities on margin.

(4) Invest in companies for the purposes of exercising control or management.

3.   TRUSTEES AND OFFICERS


The Board of Trustees provides broad supervision over the funds' affairs. The officers of the trust are responsible for the trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the trust is 60 State Street, Boston, Massachusetts 02109.

-----------------------------------------------------------------------------------------------------------------------------
                                            Term of Office
Name, Age and           Position Held       and Length of     Principal Occupation During Past    Other Directorships Held by
Address                 With the Trust      Service           Five Years                          this Trustee
-----------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
-----------------------------------------------------------------------------------------------------------------------------
John F. Cogan,          Chairman of the     Trustee since     Deputy Chairman and a Director      None
Jr. (82)*               Board, Trustee      2004. Serves      of Pioneer Global Asset
                        and President       until a           Management S.p.A. ("PGAM");
                                            successor         Non-Executive Chairman and a
                                            trustee is        Director of Pioneer Investment
                                            elected or        Management USA Inc. ("PIM-USA");
                                            earlier           Chairman and a Director of
                                            retirement or     Pioneer; Chairman and Director
                                            removal.          of Pioneer Institutional Asset
                                                              Management, Inc. (since 2006);
                                                              Director of Pioneer Alternative
                                                              Investment Management Limited
                                                              (Dublin); President and a
                                                              Director of Pioneer Alternative
                                                              Investment Management (Bermuda)
                                                              Limited and affiliated funds;
                                                              Director of PIOGLOBAL Real
                                                              Estate Investment Fund (Russia)
                                                              (until June 2006); Director of
                                                              Nano-C, Inc. (since 2003);
                                                              Director of Cole Management Inc.
                                                              (since 2004); Director of
                                                              Fiduciary Counseling, Inc.;
                                                              President and Director of
                                                              Pioneer Funds Distributor, Inc.
                                                              ("PFD") (until May 2006);
                                                              President of all of the Pioneer
                                                              Funds; and Of Counsel, Wilmer
                                                              Cutler Pickering Hale and Dorr
                                                              LLP
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Daniel K.               Trustee and         Trustee since     Director, CEO and President of      None
Kingsbury (50)*         Executive Vice      2008. Serves      Pioneer Investment Management
                        President           until a           USA Inc. (since February 2007);
                                            successor         Director and President of
                                            trustee is        Pioneer Investment Management,
                                            elected or        Inc. and Pioneer Institutional
                                            earlier           Asset Management, Inc. (since
                                            retirement or     February 2007); Executive Vice
                                            removal.          President of all of the Pioneer
                                                              Funds (since March 2007);
                                                              Director of Pioneer Global Asset
                                                              Management S.p.A. (since April
                                                              2007); Head of New Markets
                                                              Division, Pioneer Global Asset
                                                              Management S.p.A. (2000-2007)
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees:
-----------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)      Trustee             Trustee since     Executive Vice President and        Director of Enterprise
                                            2005. Serves      Chief Financial Officer, I-trax,    Community Investment, Inc.
                                            until a           Inc. (publicly traded health        (privately-held affordable
                                            successor         care services company) (2004 -      housing finance company);
                                            trustee is        2007); Partner, Federal City        and Director of New York
                                            elected or        Capital Advisors (boutique          Mortgage Trust (publicly
                                            earlier           merchant bank) (1997 to 2004 and    traded mortgage REIT)
                                            retirement or     2008 - present); and Executive
                                            removal.          Vice President and Chief
                                                              Financial Officer, Pedestal Inc.
                                                              (internet-based mortgage trading
                                                              company) (2000-2002)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)       Trustee             Trustee since     President, Bush International,      Director of Marriott
                                            2004. Serves      LLC (international financial        International, Inc.,
                                            until a           advisory firm)                      Director of Discover
                                            successor                                             Financial Services (credit
                                            trustee is                                            card issuer and electronic
                                            elected or                                            payment services); Director
                                            earlier                                               of Briggs & Stratton Co.
                                            retirement or                                         (engine manufacturer);
                                            removal.                                              Director of UAL Corporation
                                                                                                  (airline holding company)
                                                                                                  Director of Mantech
                                                                                                  International Corporation
                                                                                                  (national security,
                                                                                                  defense, and intelligence
                                                                                                  technology firm); and
                                                                                                  Member, Board of Governors,
                                                                                                  Investment Company
                                                                                                  Institute
-----------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman    Trustee             Trustee since     Professor, Harvard University       Trustee, Mellon
(64)                                        2008. Serves                                          Institutional Funds
                                            until a                                               Investment Trust and Mellon
                                            successor                                             Institutional Funds Master
                                            trustee is                                            Portfolio (oversees 17
                                            elected or                                            portfolios in fund complex)
                                            earlier
                                            retirement or
                                            removal
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee             Trustee since     Founding Director,                  None
(61)                                        2004. Serves      Vice-President and Corporate
                                            until a           Secretary, The Winthrop Group,
                                            successor         Inc. (consulting firm); and
                                            trustee is        Desautels Faculty of Management,
                                            elected or        McGill University
                                            earlier
                                            retirement or
                                            removal.
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)    Trustee             Trustee since     Chief Executive Officer,            None
                                            2006. Serves      Quadriserv, Inc. (2008 -
                                            until a           present) (technology products
                                            successor         for securities lending
                                            trustee is        industry); Private investor
                                            elected or        (2004 - 2008); and Senior
                                            earlier           Executive Vice President, The
                                            retirement or     Bank of New York (financial and
                                            removal.          securities services) (1986 -
                                                              2004)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee             Trustee since     President and Chief Executive       Director of New America
(60)                                        2004. Serves      Officer, Newbury, Piret &           High Income Fund, Inc.
                                            until a           Company, Inc. (investment           (closed-end investment
                                            successor         banking firm)                       company)
                                            trustee is
                                            elected or
                                            earlier
                                            retirement or
                                            removal.
-----------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)    Trustee             Trustee since     Senior Counsel, Sullivan &          Director, The Swiss
                                            2008. Serves      Cromwell LLP (law firm)             Helvetia Fund, Inc.
                                            until a                                               (closed-end investment
                                            successor                                             company)
                                            trustee is
                                            elected or
                                            earlier
                                            retirement or
                                            removal.
-----------------------------------------------------------------------------------------------------------------------------
Trust Officers:
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships Held by
                                                                                                  this Officer
-----------------------------------------------------------------------------------------------------------------------------
Dorothy E.              Secretary           Since 2004.       Secretary of PIM-USA; Senior        None
Bourassa (60)                               Serves at the     Vice President- Legal of
                                            discretion of     Pioneer; Secretary/Clerk of most
                                            the Board         of PIM-USA's subsidiaries; and
                                                              Secretary of all of
                                                              the Pioneer Funds
                                                              since September 2003
                                                              (Assistant Secretary
                                                              from November 2000 to
                                                              September 2003)
-----------------------------------------------------------------------------------------------------------------------------
Christopher J.          Assistant           Since 2004.       Associate General Counsel of        None
Kelley (43)             Secretary           Serves at the     Pioneer since January 2008 and
                                            discretion of     Assistant Secretary of all of
                                            the Board         the Pioneer Funds since
                                                              September 2003; Vice President
                                                              and Senior Counsel of Pioneer
                                                              from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley         Treasurer           Since 2008.       Vice President-Fund Accounting,     None
(49)                                        Serves at the     Administration and
                                            discretion of     Controllership Services of
                                            the Board         Pioneer; and Treasurer of all of
                                                              the Pioneer Funds since March
                                                              2008; Deputy Treasurer of
                                                              Pioneer from March 2004 to
                                                              February 2008; Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds from March 2004 to
                                                              February 2008; and Treasurer and
                                                              Senior Vice President, CDC IXIS
                                                              Asset Management Services from
                                                              2002 to 2003
-----------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti        Assistant           Since 2004.       Assistant Vice President-Fund       None
(43)                    Treasurer           Serves at the     Accounting, Administration and
                                            discretion of     Controllership Services of
                                            the Board         Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)      Assistant           Since 2004.       Fund Accounting Manager - Fund      None
                        Treasurer           Serves at the     Accounting, Administration and
                                            discretion of     Controllership Services of
                                            the Board         Pioneer; and Assistant Treasurer
                                                              of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Katherine Kim           Assistant           Since 2004.       Fund Administration Manager -       None
Sullivan (34)           Treasurer           Serves at the     Fund Accounting, Administration
                                            discretion of     and Controllership Services
                                            the Board         since June 2003 and Assistant
                                                              Treasurer of all of the Pioneer
                                                              Funds since September 2003;
                                                              Assistant Vice President -
                                                              Mutual Fund Operations of State
                                                              Street Corporation from June
                                                              2002 to June 2003 (formerly
                                                              Deutsche Bank Asset Management)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm       Chief Compliance    Since 2007.       Chief Compliance Officer of         None
(49)                    Officer             Serves at the     Pioneer since December 2006 and
                                            discretion of     of all the Pioneer Funds since
                                            the Board         January 2007; Vice President and
                                                              Compliance Officer, MFS
                                                              Investment Management (August
                                                              2005 to December 2006);
                                                              Consultant, Fidelity Investments
                                                              (February 2005 to July 2005);
                                                              Independent Consultant (July
                                                              1997 to February 2005)
-----------------------------------------------------------------------------------------------------------------------------



* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredit S.p.A.("UniCredit"), one of the largest banking groups in Italy. Pioneer, the funds' investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.


Board Committees

During the most recent fiscal year, the Board of Trustees held 7 meetings. Each Trustee attended at least 75% of such meetings.

The Board of Trustees has an Audit Committee, an Independent Trustees Committee, a Nominating Committee, a Valuation Committee and a Policy Administration Committee. Committee members are as follows:

Audit
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Independent Trustees

David R. Bock, Mary K. Bush, Benjamin M. Friedman, Margaret B.W. Graham (Chair), Thomas J. Perna, Marguerite A. Piret and Stephen K. West


Nominating

Mary K. Bush and Marguerite A. Piret


Valuation
David R. Bock, Margaret B. W. Graham and Marguerite A. Piret (Chair)

Policy Administration

Mary K. Bush (Chair) and Thomas J. Perna

During the most recent fiscal year, the Audit, Independent Trustees, Nominating, Valuation, and Policy Administration Committees held 7, 9, 2, 5 and 5 meetings, respectively.


The Board of Trustees has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

|X| act as a liaison between the trust's independent registered public accounting firm and the full Board of Trustees of the trust;


|X| discuss with the trust's independent registered public accounting firm their judgments about the quality of the trust's accounting principles and underlying estimates as applied in the trust's financial reporting;

|X| together with the fund's Independent Trustees Committee, review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts;

|X| ensure that the fund's independent registered public accounting firm submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent registered public accounting firm and Pioneer and its affiliate; actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm; and recommend that the Trustees take appropriate action in response to the independent registered public accounting firm's report to satisfy itself of the independent registered public accounting firm's independence.


The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications. The Committee does not accept nominations from shareholders.

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the trust's valuation procedures.

The Policy Administration Committee reviews the implementation of certain of the trust's administrative policies and procedures.

The Independent Trustees Committee reviews the trust's management contract and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.


The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the fund to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the fund the full protection from liability that the law allows.

Compensation of Officers and Trustees

The trust pays no salaries or compensation to any of its officers. The Independent Trustees review and set their compensation annually, taking into consideration other committee and other responsibilities assigned to specific Trustees. The table under "Annual Fee, Expense and Other Information-Compensation of Officers and Trustees" sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the funds as follows:


o each fund with assets less than $250 million pays each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PIMSS or UniCredit (i.e., Independent Trustees) an annual fee of $1,000.

o the remaining compensation of the Independent Trustees is allocated to each fund with assets greater than $250 million based on the fund's net assets.

o the Interested Trustee receive an annual fee of $500 from each fund, except in the case of funds with net assets of $50million or less, which pay each Interested Trustee an annual fee of $200. Pioneer reimburses the fund for the fees paid to the Interested Trustees.


See "Compensation of Officers and Trustees" in "Annual Fee, Expense and Other Information".

Sales Loads. The trust offers its shares to Trustees and officers of the trust and employees of Pioneer and its affiliates without a sales charge in order to encourage investment in the trust by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the trust, brokers or other intermediaries.

Other Information

Material Relationships of the Independent Trustees. For purposes of the statements below:

     o the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

     o an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredit is an entity that is in a control relationship with Pioneer.

     o a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the trust's related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.


As of December 31, 2007, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredit or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredit, or any other entity in a control relationship to Pioneer or PFD. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a "fund related party"):

o    the trust
o    an officer of the trust
o    a related fund
o    an officer of any related fund
o    Pioneer
o    PFD
o    Ibbotson Associates Advisors, LLC ("Ibbotson" or the "subadviser")
o    an officer of Pioneer, PFD or Ibbotson
o    any affiliate of Pioneer, PFD or Ibbotson
o    an officer of any such affiliate


During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the trust and the other Pioneer Funds was approximately $287,456 and $406,262 in each of 2006 and 2007, respectively.

During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:


o    Pioneer
o    PFD
o    Ibbotson
o    UniCredit
o    any other entity in a control relationship with Pioneer, PFD or Ibbotson


None of the trust's Trustees or officers has any arrangement with any other person pursuant to which that Trustee or officer serves on the Board of Trustees. During the calendar years 2006 and 2007, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:


o    the trust
o    any related fund
o    Pioneer
o    PFD
o    Ibbotson
o    any affiliated person of the trust, Pioneer, PFD or Ibbotson
o    UniCredit
o any other entity in a control relationship to the trust, Pioneer, PFD or Ibbotson

Share Ownership. See "Annual Fee, Expense and Other Information" for annual information on the ownership of fund shares by the Trustees, the trust's officers and owners in excess of 5% of any class of shares of the trust and a table indicating the value of shares that each Trustee beneficially owns in the trust and in all the Pioneer Funds.

Proxy Voting. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners without charge at http://www.pioneerinvestments.com and on the SEC's website at http://www.sec.gov. The funds' proxy voting policies and procedures are attached as Appendix B.

4.   INVESTMENT ADVISER


The trust has entered into an amended and restated management agreement (herein after, the "management contract") with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. Pioneer is an indirect, wholly owned subsidiary of UniCredit. Certain Trustees or officers of the trust are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies above). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.

As each fund's investment adviser, Pioneer provides each fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

Continuance of Management Contract and Subadvisory Agreement. The Trustees' approval of and the terms, continuance and termination of the management contract and subadvisory agreement are governed by the 1940 Act. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

Pursuant to the subadvisory agreement, the subadviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any securities on the recommendation of the subadviser. The subadviser, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement. The subadvisory agreement terminates if assigned and may be terminated without penalty upon not more than 60 days' nor less than 30 days' written notice to the other party or by vote of a majority of a fund's outstanding voting securities.

Advisory Fee. As compensation for the management services each fund pays Pioneer a fee at the annual rate of the applicable fund's average daily net assets set forth below.

-----------------------------------------------------------------------------------------------------
Net Assets                                Annual Fee
-----------------------------------------------------------------------------------------------------
Up to $2.5 billion                        0.13% on investments in underlying funds managed by Pioneer
                                          (and cash); and
                                          0.17% on other investments
-----------------------------------------------------------------------------------------------------
Over $2.5 billion and up to $4 billion    0.11% on investments in underlying funds managed by Pioneer
                                          (and cash); and
                                          0.14% on other investments
-----------------------------------------------------------------------------------------------------
Over $4 billion and up to $5.5 billion    0.10% on investments in underlying funds managed by Pioneer
                                          (and cash); and
                                          0.12% on other investments
-----------------------------------------------------------------------------------------------------
Over $5.5 billion and up to $7 billion    0.08% on investments in underlying funds managed by Pioneer
                                          (and cash); and
                                          0.10% on other investments
-----------------------------------------------------------------------------------------------------
Over $7 billion                           0.08% on investments in underlying funds managed by Pioneer
                                          (and cash); and
                                          0.09% on other investments
-----------------------------------------------------------------------------------------------------

For purposes of calculating Pioneer's fee, the asset allocation between underlying funds managed by Pioneer and other investments are determined monthly based upon the average week end allocation of each fund's assets during such calendar month and such allocation is applied in determining the fee in the subsequent calendar month.


Investment Subadviser. Pioneer has engaged Ibbotson Associates Advisors, LLC (as defined above "Ibbotson" or the "subadviser") to act as the subadviser to each of the funds. Pioneer oversees the funds' operations and supervises Ibbotson, which is responsible for the day-to-day management of the funds. Ibbotson will, among other things, continuously review and analyze the investments in the funds and, subject to the supervision of Pioneer, manage the investment and reinvestment of the funds' assets. Ibbotson is registered as an investment adviser under the Advisers Act.


Pioneer and Ibbotson have entered into a subadvisory agreement, dated August 4, 2004, pursuant to which Ibbotson has agreed, among other things, to:

     o comply with the provisions of the trust's Declaration of Trust and By-laws, the 1940 Act, the Advisers Act and the investment objectives, policies and restrictions of the respective fund;

     o cause the respective fund to comply with the requirements of Subchapter M of the Code for qualification as a regulated investment company;

     o comply with any policies, guidelines, procedures and instructions as Pioneer may from time to time establish;

     o maintain separate books and detailed records of all matters pertaining to the portion of the fund's assets advised by Ibbotson required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided with respect to the fund;

     o ensure that its "access persons" comply in all respects with Ibbotson's Code of Ethics, as in effect from time to time; and

     o    furnish reports to the Trustees and Pioneer.

For its services, Ibbotson is entitled to a subadvisory fee from Pioneer at an annual rate of 0.10% of the each fund's average daily net assets up to $2.5 billion, 0.08% from $2.5 billion to $4 billion, 0.07% from $4 billion to $5.5 billion, 0.06% from $5.5 billion to $7 billion and 0.05% above $7 billion. The fee is paid monthly in arrears. The funds do not pay a fee to the subadviser.

Pioneer has received an order from the SEC that permits Pioneer, subject to the approval of the trust's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the order or would provide greater flexibility than the order, Pioneer and the funds intend to rely on such rule to permit Pioneer, subject to the approval of the trust's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the funds without shareholder approval.


Expense Limit. Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, and brokerage commissions) to the extent required to reduce each fund's expenses, other than the underlying fund fees and expenses, to the amounts listed below of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through December 1, 2011 for Class A shares and through December 1, 2010 for Class B and Class C shares. Pioneer expects to continue its limitation of expenses for each fund unless the expense limit agreement with a fund is terminated pursuant to the terms of the expense limit agreement. Each fund may terminate the expense limit agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement to be in the best interests of the fund and its shareholders. There can be no assurance that Pioneer will extend the contractual expense limitation beyond the aforementioned dates.


--------------------------------------------------------------------------------
Fund                       Class A Expense    Class B Expense    Class C Expense
                           Limit              Limit              Limit
--------------------------------------------------------------------------------
Conservative Allocation    0.78%              1.68%                   1.68%
--------------------------------------------------------------------------------
Moderate Allocation        0.74%              1.52%                   1.52%
--------------------------------------------------------------------------------
Growth Allocation          0.79%              1.57%                   1.57%
--------------------------------------------------------------------------------
Aggressive Allocation      0.85%              1.64%                   1.64%
--------------------------------------------------------------------------------

Administrator

Administration Agreement. The trust has entered into an administration agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co. provides certain accounting and administration services.

The fund has entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pioneer receives a fee at the annual rate of 0.0175% of the fund's average daily net assets. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, Pioneer or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

5.   PRINCIPAL UNDERWRITER AND DISTRIBUTION PLAN


Principal Underwriter


PFD, 60 State Street, Boston, Massachusetts 02109, is the principal underwriter for the fund in connection with the continuous offering of its shares. PFD is an indirect wholly owned subsidiary of PIM-USA.

The fund entered into an underwriting agreement with PFD which provides that PFD will bear expenses for the distribution of the fund's shares, except for expenses incurred by PFD for which it is reimbursed or compensated by the fund under the distribution plans (discussed below). PFD bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the fund. PFD also pays certain expenses in connection with the distribution of the fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The fund bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, PFD will use its best efforts in rendering services to the fund.

See "Sales Charges" for the schedule of initial sales charge reallowed to dealers as a percentage of the offering price of the fund's Class A shares.

See the tables under "Annual Fee, Expense and Other Information" for commissions retained by PFD and reallowed to dealers in connection with PFD's offering of the fund's Class A and Class C shares during recently completed fiscal years.

The fund will not generally issue fund shares for consideration other than cash. At the fund's sole discretion, however, it may issue fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities.

It is the fund's general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of the fund may, at Pioneer's discretion, be paid in portfolio securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the fund's net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if the fund makes an in-kind distribution. The selection of such securities will be made in such manner as the Board of Trustees deems fair and reasonable.

Distribution and Service Plans

Distribution Plan. The fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B and Class C shares. The fund has not adopted a distribution plan with respect to its Class Y shares.

For each Class, fees under the Distribution Plan may be used to make payments to one or more principal underwriters, broker-dealers, financial intermediaries (which may include banks) and other parties that enter into a distribution, selling or service agreement with respect to the shares of such Class (each of the foregoing, a "Service Party"). The fund, its principal underwriter or other parties also may incur expenses in connection with the distribution or marketing and sales of the fund's shares that may be paid or reimbursed by the fund. The aggregate amount in respect of such fees and expenses with respect to each Class shall be the amount calculated at a percentage per annum of the average daily net assets attributable to such Class as set forth below:



               Class                      Applicable Percentage Per Annum
               -----                      -------------------------------

               Class A                                  0.25%
               Class B                                  1.00%
               Class C                                  1.00%



Payments are made under the Distribution Plan for distribution services and other activities in respect of the sale of shares of the fund and to make payments for advertising, marketing or other promotional activity, and for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to Service Parties under the Distribution Plan for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular Class that may be used to cover expenses primarily intended to result in the sale of shares of that Class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under the Financial Industry Regulatory Authority ("FINRA") Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

The Distribution Plan also provides that the Service Parties may receive all or a portion of any sales charges paid by investors.

The Distribution Plan permits the fund to pay fees to the Service Parties as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the Service Parties until the Distribution Plan or any related distribution agreement is terminated or not renewed. In that event, a Service Party's expenses in excess of fees received or accrued through the termination date will be such Service Party's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each Class within the fund separately.

The Distribution Plan also recognizes that Pioneer, PFD or any other Service Party may make payments for distribution related expenses out of its own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the Service Parties may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan but not subject to the maximum amounts set forth above.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase materially the amount of the service and distribution fees without shareholder approval, and all material amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such Class of the fund (as defined in the 1940 Act).

See "Annual Fee, Expense and Other Information" for fund expenses under the Distribution Plan paid to PFD for the most recently completed fiscal year.

Class B Shares. PFD pays the selling broker-dealer a commission on the sale of Class B shares equal to 3.75% of the amount invested. This commission is paid at the time of sale of the Class B shares. In order to be entitled to a commission, the selling broker-dealer must have entered into a sales agreement with PFD. Since PFD pays commissions to broker-dealers at the time of the sale of Class B shares but only receives compensation for such expenses over time through the distribution fee and CDSC, PFD may finance the payment of commissions to broker-dealers. In order to facilitate such financing, the fund has agreed that the distribution fee attributable to the Class B shares will not be terminated or modified (including a modification in the rules relating to the conversion of Class B shares into Class A shares) with respect to Class B shares (or the assets attributable to the Class B shares):


o    issued prior to the date of any termination or modification;

o attributable to Class B shares issued through one or a series of exchanges of shares of another investment company for which PFD acts as principal underwriter which were initially issued prior to the date of such termination or modification; or

o issued as a dividend or distribution upon Class B shares initially issued or attributable to Class B shares issued prior to the date of any such termination or modification.


The foregoing limitation does not apply to Class B shares issued after the termination or modification. The foregoing limitation on terminating or modifying the distribution fee attributable to the Class B shares also does not apply to a termination or modification:

o to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, the Conduct Rules of FINRA or an order of any court or governmental agency, in each case enacted, issued or promulgated after September 30, 1998;

o if the fund (or any successor) terminates the Distribution Plan and all payments under the Distribution Plan and neither the fund (nor any successor) establishes another class of shares which has substantially similar characteristics to the Class B shares of the fund; or


o at any time by the Board of Trustees. However, the Board of Trustees may terminate or modify the Class B Plan only if the fund and Pioneer agree that none of the fund, PFD or any of their affiliates will pay, after the date of termination or modification, a service fee with respect to the fund's Class B shares and the termination or modification of the distribution fee applies equally to all Class B shares outstanding from time to time.


In the underwriting agreement, the fund agrees that subsequent to the issuance of a Class B share, the fund will not waive or change any CDSC (including a change in the rules applicable to conversion of Class B shares into another class) in respect of such Class B share, except:


o as provided in the fund's prospectus or statement of additional information; or

o as required by a change in the 1940 Act and the rules and regulations thereunder, the Conduct Rules of FINRA or any order of any court or governmental agency.


PFD pays a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares. PFD may from time to time require that dealers, in addition to providing these services, meet certain criteria in order to receive service fees.

At the time of the sale of a Class B share, PFD also may advance to the broker-dealer, from PFD's own assets, the first-year service fee payable under the Class B Plan at a rate up to 0.25% of the purchase price of such shares. If such an advance is made, the broker-dealer would not receive any further service fee until the 13th month following the purchase of Class B shares. As compensation for advancing the service fee, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase.

Class C Shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

6.   SHAREHOLDER SERVICING/TRANSFER AGENT


The fund has contracted with PIMSS, 60 State Street, Boston, Massachusetts 02109, to act as shareholder servicing and transfer agent for the fund.

Under the terms of its contract with the fund, PIMSS services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains associated with the fund's portfolio; and (iii) maintaining account records and responding to shareholder inquiries.

PIMSS receives an annual fee of $24.35 for each shareholder account from the fund as compensation for the services described above. PIMSS is also reimbursed by the fund for its cash out-of-pocket expenditures. The fund may compensate entities which have agreed to provide certain sub-accounting services such as specific transaction processing and recordkeeping services. Any such payments by the fund would be in lieu of the per account fee which would otherwise be paid by the fund to PIMSS.


7.   CUSTODIAN


Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the fund's assets. The custodian's responsibilities include safekeeping and controlling the fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund's investments.


8.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, the fund's independent registered public accounting firm, provides audit services, tax return review services, and assistance and consultation with respect to filings with the SEC.


9.   PORTFOLIO MANAGEMENT

Additional Information About the Portfolio Managers


Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of July 31, 2008. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Peng Chen             Other Registered     34               $2,642,416,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other Registered     34               $2,642,416,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other Registered     22                $1,569,335,000      N/A                N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       29                $128,296,000        N/A                N/A
-----------------------------------------------------------------------------------------------------------------------



Aggressive Portfolio



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Peng Chen             Other Registered     34               $2,744,054,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other Registered     34               $2,744,054,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other Registered     22                $1,670,974,000      N/A                N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       29                $128,296,000        N/A                N/A
-----------------------------------------------------------------------------------------------------------------------

Conservative Portfolio



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Peng Chen             Other Registered     34               $2,859,364,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other Registered     34               $2,859,364,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other Registered     22                $1,786,284,000      N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       29                $128,296,000        N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

Growth Portfolio



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Peng Chen             Other Registered     34               $2,651,283,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other Registered     34               $2,651,283,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other Registered     22                $1,578,203,000      N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       29                $128,296,000        N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



Moderate Portfolio



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Peng Chen             Other Registered     34               $2,642,416,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of        Total Assets         Number of           Assets Managed
Manager                                    Accounts         Managed              Accounts Managed    for which
                                           Managed                               for which           Advisory Fee is
                                                                                 Advisory Fee is     Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Scott Wentsel         Other Registered     34               $2,642,416,000       N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                $0                   N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       82               $27,390,581,000      N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
-----------------------------------------------------------------------------------------------------------------------
Brian Huckstep        Other Registered     22                $1,569,335,000      N/A                 N/A
                      Investment
                      Companies
                      -------------------------------------------------------------------------------------------------
                      Other Pooled         0                 $0                  N/A                 N/A
                      Investment Vehicles
                      -------------------------------------------------------------------------------------------------
                      Other Accounts       29                $128,296,000        N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------



Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. The funds investment subadviser also has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each situation in which a conflict might arise. See "Compensation of Portfolio Managers" below.


o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Ibbotson investment management employees are compensated with a salary plus a discretionary annual bonus based on management goals and the overall financial performance of Ibbotson. Investment management employees also are eligible for customary benefits and programs offered generally to Ibbotson employees, including stock options.

Share Ownership by Portfolio Managers. The following table indicates as of July 31, 2008 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.



------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
------------------------------------------------------------------------------------------------------------
Peng Chen                                C
------------------------------------------------------------------------------------------------------------
Scott Wentsel                            A
------------------------------------------------------------------------------------------------------------
Brian Huckstep                           C
------------------------------------------------------------------------------------------------------------


*Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000


Aggressive Portfolio



------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
------------------------------------------------------------------------------------------------------------
Peng Chen                                C
------------------------------------------------------------------------------------------------------------
Scott Wentsel                            A
------------------------------------------------------------------------------------------------------------
Brian Huckstep                           C
------------------------------------------------------------------------------------------------------------



Conservative Portfolio



------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
------------------------------------------------------------------------------------------------------------
Peng Chen                                A
------------------------------------------------------------------------------------------------------------
Scott Wentsel                            A
------------------------------------------------------------------------------------------------------------
Brian Huckstep                           A
------------------------------------------------------------------------------------------------------------

Growth Portfolio



------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
------------------------------------------------------------------------------------------------------------
Peng Chen                                A
------------------------------------------------------------------------------------------------------------
Scott Wentsel                            B
------------------------------------------------------------------------------------------------------------
Brian Huckstep                           A
------------------------------------------------------------------------------------------------------------



Moderate Portfolio



------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
------------------------------------------------------------------------------------------------------------
Peng Chen                                A
------------------------------------------------------------------------------------------------------------
Scott Wentsel                            A
------------------------------------------------------------------------------------------------------------
Brian Huckstep                           A
------------------------------------------------------------------------------------------------------------


10.  PORTFOLIO TRANSACTIONS


All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by Ibbotson, subject to Pioneer's supervision, or Pioneer pursuant to authority contained in the trust's management contract and subadvisory agreement. Pioneer or Ibbotson seek to obtain the best execution on portfolio trades on behalf of each fund. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer or Ibbotson consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer or Ibbotson may select broker-dealers that provide brokerage and/or research services to the trust and/or other investment companies or other accounts managed by Pioneer or Ibbotson over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, if Pioneer or Ibbotson determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, each fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer or Ibbotson maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the trust and other investment companies or accounts managed by Pioneer or Ibbotson are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer or Ibbotson in rendering investment management services to the trust as well as other investment companies or other accounts managed by them, although not all such research may be useful to the trust. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer or Ibbotson in carrying out their obligations to the trust. The receipt of such research has not reduced Pioneer's or Ibbotson's normal independent research activities; however, it enables each of them to avoid the additional expenses which might otherwise be incurred if they were to attempt to develop comparable information through their own staff.

The funds may participate in third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, a fund may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay the fund's fees to service providers unaffiliated with Pioneer or Ibbotson or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a fund would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce the fund's operating expenses without increasing the costs of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with a fund's brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a fund may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See "Financial highlights" in the prospectus.

See the table in "Annual Fee, Expense and Other Information" for aggregate brokerage and underwriting commissions paid by a fund in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Pioneer and Ibbotson's performance of their responsibilities in connection with the placement of portfolio transactions on behalf of a fund.


11.  DESCRIPTION OF SHARES


As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

The fund is a series of Pioneer Ibbotson Asset Allocation Series, a Delaware statutory trust (the "Trust"). The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares, Class R shares and Class Y shares. Class R shares have not been issued as of the date of this statement of additional information. Each share of a class of the fund represents an equal proportionate interest in the assets of the fund allocable to that class. Upon liquidation of the fund, shareholders of each class of the fund are entitled to share pro rata in the fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) as to redemption, dividends and liquidation proceeds. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan for Class A, Class B and Class C shares.

The Trust

The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated of April 21, 2004 , as amended, is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the trust into other entities, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the Board or by a majority of the outstanding shareholders of the trust.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.


12.  SALES CHARGES


The fund continuously offers the following classes of shares: Class A, Class B, Class C and Class Y, as described in the prospectus. The fund offers its shares at a reduced sales charge to investors who meet certain criteria that permit the fund's shares to be sold with low distribution costs. These criteria are described below or in the prospectus.

Class A Share Sales Charges

You may buy Class A shares at the public offering price, including a sales charge, as follows:

                                            Sales Charge as a % of
                                            ----------------------
                                            Offering          Net Amount        Dealer
Amount of Purchase                          Price             Invested          Reallowance

Less than $50,000                           5.75              6.10              5.00
$50,000 but less than $100,000              4.50              4.71              4.00
$100,000 but less than $250,000             3.50              3.63              3.00
$250,000 but less than $500,000             2.50              2.56              2.00
$500,000 but less than $1,000,000           2.00              2.04              1.75
$1,000,000 or more                          0.00              0.00              see below


The schedule of sales charges above is applicable to purchases of Class A shares of the fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Code although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. At the sole discretion of PFD, holdings of funds domiciled outside the U.S., but which are managed by affiliates of Pioneer, may be included for this purpose.


No sales charge is payable at the time of purchase on investments of $1 million or more, or for purchases by participants in employer-sponsored retirement plans described below subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 18 months of purchase (one year of purchase for shares purchased prior to February 1, 2004). PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

Accounts Other than Employer-Sponsored Retirement Plans
1.00%             Up to $4 million
0.50%             Next $46 million
0.25%             Over $50 million

Employer-Sponsored Retirement Plans
0.50%             Up to $50 million
0.25%             Over $50 million

These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by employer-sponsored retirement plans with at least $1 million in total plan assets (or that has 1,000 or more eligible participants for employer-sponsored retirement plans with accounts established with Pioneer on or before March 31,
2004) will be required to return
any commissions paid or a pro rata portion thereof if the retirement plan redeems its shares within 18 months of purchase.


Letter of Intent ("LOI"). Reduced sales charges are available for purchases of $50,000 or more of Class A shares (excluding any reinvestments of dividends and capital gain distributions) made within a 13-month period pursuant to an LOI which may be established by completing the Letter of Intent section of the Account Application. The reduced sales charge will be the charge that would be applicable to the purchase of the specified amount of Class A shares as if the shares had all been purchased at the same time. A purchase not made pursuant to an LOI may be included if the LOI is submitted to PIMSS within 90 days of such purchase. You may also obtain the reduced sales charge by including the value (at current offering price) of all your Class A shares in the fund and all other Pioneer mutual funds held of record as of the date of your LOI in the amount used to determine the applicable sales charge for the Class A shares to be purchased under the LOI. Five percent of your total intended purchase amount will be held in escrow by PIMSS, registered in your name, until the terms of the LOI are fulfilled. When you sign the Account Application, you agree to irrevocably appoint PIMSS your attorney-in-fact to surrender for redemption any or all shares held in escrow with full power of substitution. An LOI is not a binding obligation upon the investor to purchase, or the fund to sell, the amount specified in the LOI. Any share class for which no sales charge is paid cannot be included under the LOI.


If the total purchases, less redemptions, exceed the amount specified under the LOI and are in an amount that would qualify for a further quantity discount, all transactions will be recomputed on the expiration date of the LOI to effect the lower sales charge. Any difference in the sales charge resulting from such recomputation will be either delivered to you in cash or invested in additional shares at the lower sales charge. The dealer, by signing the Account Application, agrees to return to PFD, as part of such retroactive adjustment, the excess of the commission previously reallowed or paid to the dealer over that which is applicable to the actual amount of the total purchases under the LOI.

If the total purchases, less redemptions, are less than the amount specified under the LOI, you must remit to PFD any difference between the sales charge on the amount actually purchased and the amount originally specified in the LOI. When the difference is paid, the shares held in escrow will be deposited to your account. If you do not pay the difference in sales charge within 20 days after written request from PFD or your dealer, PIMSS, after receiving instructions from PFD, will redeem the appropriate number of shares held in escrow to realize the difference and release any excess.

Class B Shares

You may buy Class B shares at the net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within five years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions.


The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. In processing redemptions of Class B shares, the fund will first redeem shares not subject to any CDSC and then shares held longest during the five-year period. As a result, you will pay the lowest possible CDSC.

The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                                     CDSC as a % of Dollar
         Year Since Purchase                        Amount Subject to CDSC

         First                                                4.0
         Second                                               4.0
         Third                                                3.0
         Fourth                                               2.0
         Fifth                                                1.0
         Sixth and thereafter                                 0.0

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of a reorganization of another fund into the fund remain subject to any CDSC that applied to the shares you originally purchased.


Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


Class B shares will automatically convert into Class A shares eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares over time in the same proportion as other shares held in the account. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel that such conversions will not constitute taxable events for U.S. federal income tax purposes. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gain distributions. Class C shares do not convert to any other class of fund shares.


In processing redemptions of Class C shares, the fund will first redeem shares not subject to any CDSC and then shares held for the longest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


Class Y Shares

No front-end, deferred or asset based sales charges are applicable to Class Y shares.


Additional Payments to Financial Intermediaries


The financial intermediaries through which shares are purchased may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Pioneer or one or more of its affiliates (collectively, "Pioneer Affiliates") may make additional payments to financial intermediaries in connection with the promotion and sale of shares of Pioneer funds. Pioneer Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the Pioneer funds. These additional payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of Pioneer funds receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Pioneer negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Pioneer Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary's costs. In this context, "financial intermediary" includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with a Pioneer Affiliate.

A financial intermediary's receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pioneer funds over other mutual funds or cooperate with the distributor's promotional efforts. The receipt of additional compensation for Pioneer Affiliates may be an important consideration in a financial intermediary's willingness to support the sale of the Pioneer funds through the financial intermediary's distribution system. Pioneer Affiliates are motivated to make the payments described above since they promote the sale of Pioneer fund shares and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pioneer Affiliates do. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients' accounts, Pioneer Affiliates benefit from the incremental management and other fees paid to Pioneer Affiliates by the funds with respect to those assets.

Revenue Sharing Payments. Pioneer Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of Pioneer funds. The benefits Pioneer Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary's sales system, participation by the intermediary in the distributor's marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force), placement on the financial intermediary's preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its "shelf space"). Pioneer Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Pioneer Affiliates make may be calculated on sales of shares of Pioneer funds ("Sales-Based Payments"); although there is no policy limiting the amount of Sales-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.25% per annum of those assets. Such payments also may be calculated on the average daily net assets of the applicable Pioneer funds attributable to that particular financial intermediary ("Asset-Based Payments"); although there is no policy limiting the amount of Asset-Based Payments any one financial intermediary may receive, the total amount of such payments normally does not exceed 0.15% per annum of those assets. Sales-Based Payments primarily create incentives to make new sales of shares of Pioneer funds and Asset-Based Payments primarily create incentives to retain previously sold shares of Pioneer funds in investor accounts. Pioneer Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. Pioneer Affiliates also may make payments to certain financial intermediaries that sell Pioneer fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pioneer Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading system.

Other Payments. From time to time, Pioneer Affiliates, at their expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Pioneer funds. Such compensation provided by Pioneer Affiliates may include financial assistance to financial intermediaries that enable Pioneer Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Pioneer Affiliates make payments for entertainment events they deem appropriate, subject to Pioneer Affiliates' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.


As of January 1, 2008, Pioneer anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:


A.G. Edwards & Sons Inc.
ADP Clearing & Outsourcing Services
AIG VALIC
Ameriprise Financial Services, Inc.

AXA Advisors, LLC

Bear, Stearns & Co. Inc.
Charles Schwab & Co., Inc.
Chevy Chase Securities, Inc.
Citigroup Global Markets Inc.

Commonwealth Financial Network

D.A. Davidson & Co.
Delaware Distributors, L.P.
Edward D. Jones & Co., L.P.

Ferris, Baker Watts Inc.

Fidelity Brokerage Services LLC
First Clearing, LLC
First Command Financial Planning, Inc.
H&R Block Financial Advisors, Inc.

Hartford Securities Distribution Company, Inc.

Hewitt Financial Services LLC
ING
J.J.B. Hilliard, W.L Lyons, Inc.
Janney Montgomery Scott LLC
Jefferson National Securities Corporation
Legend Equities Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corp.
McDonald Investments Inc.
Merrill Lynch & Co., Inc.
Mesirow Financial, Inc.
MetLife Securities Inc.

Morgan Keegan & Co., Inc.
Morgan Stanley & Co., Inc.

Mutual of Omaha Investor Services, Inc.

Mutual Service Corporation

N.I.S. Financial Services, Inc.
National Financial Services LLC
National Investor Services Corp.
Nationwide Securities, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co., Inc.
Pershing LLC
PFS Investments Inc
Prudential Financial

Primevest Financial Services, Inc.
Raymond James Financial Services, Inc.
RBC Dain Rauscher Inc.

Robert W. Baird & Co., Inc.

Scott and Stringfellow, Inc.
Scottrade, Inc.
Securities America, Inc.
Southwest Securities, Inc.
Sterne Agee & Leach, Inc.
Stifel Nicholas & Company, Inc.
Symetra Investment Services, Inc.
UnionBanc Investment Services LLC
UBS Financial Services Inc.
Wachovia Securities
Wells Fargo Investments, LLC

Please contact your financial intermediary for details about any payments it receives from Pioneer Affiliates or the funds, as well as about fees and/or commissions it charges.

13.  REDEEMING SHARES


Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange (the "Exchange") is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.


Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Systematic Withdrawal Plan(s) ("SWP") (Class A, B, and C shares). A SWP is designed to provide a convenient method of receiving fixed payments at regular intervals from fund share accounts having a total value of not less than $10,000. You must also be reinvesting all dividends and capital gain distributions to use the SWP option.

Periodic payments of $50 or more will be deposited monthly, quarterly, semiannually or annually directly into a bank account designated by the applicant or will be sent by check to the applicant, or any person designated by the applicant. Payments can be made either by check or electronic funds transfer to a bank account designated by you. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is established. See "Qualifying for a reduced sales charge" in the prospectus. If you direct that withdrawal payments be paid to another person, want to change the bank where payments are sent or designate an address that is different from the account's address of record after you have opened your account, a medallion signature guarantee must accompany your instructions. Withdrawals under the SWP are redemptions that may have tax consequences for you.

While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges. SWP redemptions reduce and may ultimately exhaust the number of shares in your account. In addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

A SWP may be terminated at any time (1) by written notice to PIMSS or from PIMSS to the shareholder; (2) upon receipt by PIMSS of appropriate evidence of the shareholder's death; or (3) when all shares in the shareholder's account have been redeemed.

You may obtain additional information by calling PIMSS at 1-800-225-6292.

Reinstatement Privilege (Class A and Class B Shares). Subject to the provisions outlined in the prospectus, you may reinvest all or part of your sale proceeds from Class A and Class B shares without a sales charge into Class A shares of a Pioneer mutual fund. However, the distributor will not pay your investment firm a commission on any reinvested amount.


     14.  TELEPHONE AND ONLINE TRANSACTIONS

You may purchase, exchange or sell Class A, Class B or Class C shares by telephone or online. Class Y shares may not be purchased by telephone, and Class Y shareowners are not eligible for on line transaction privileges. See the prospectus for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 7:00 p.m. (Class Y account holders should contact Pioneer's Group Plans Department at 1-800-665-8839 between 9:00 a.m. and 5:30 p.m.) Eastern time on weekdays. Computer-assisted telephone transactions may be available to shareholders who have prerecorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your investment professional prior to requesting any telephone or online transaction.


Telephone Transaction Privileges. To confirm that each transaction instruction received by telephone is genuine, the fund will record each telephone transaction, require the caller to provide validating information for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the fund may be liable for any loss due to unauthorized or fraudulent instructions. The fund may implement other procedures from time to time. In all other cases, neither the fund, PIMSS nor PFD will be responsible for the authenticity of instructions received by telephone; therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.

Online Transaction Privileges. If your account is registered in your name, you may be able buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

|X|  For new accounts, complete the online section of the account application

|X| For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com
     --------------------------

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Telephone and Website Online Access. You may have difficulty contacting the fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet services. On Exchange holidays or on days when the Exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or to reach the fund by telephone, you should communicate with the fund in writing.

FactFone(SM). FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer mutual fund shareholders by dialing 1-800-225-4321. FactFone(SM) allows shareholder access to current information on Pioneer mutual fund accounts and to the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges or redemptions from your Pioneer mutual fund accounts, access your account balances and last three transactions and order a duplicate statement if you have activated your PIN. Telephone purchases or redemptions require the establishment of a bank account of record. Computer-assisted Class Y share telephone purchases, exchanges and redemptions and certain other FactFone(SM) features for Class Y shareholders are not currently available through FactFone(SM). You are strongly urged to consult with your investment professional prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). Call PIMSS for assistance.

FactFone(SM) allows shareholders to hear the following recorded fund information:

     o    net asset value prices for all Pioneer mutual funds;

     o    annualized 30-day yields on Pioneer's fixed income funds;

     o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

     o    dividends and capital gain distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

All performance numbers communicated through FactFone(SM) represent past performance, and figures include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of each class of shares (except for Pioneer Cash Reserves Fund, Pioneer Institutional Money Market Fund, Pioneer Tax Free Money Market Fund and Pioneer Treasury Reserves Fund, which each seek to maintain a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

15.  PRICING OF SHARES

The net asset value per share of each class of a fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on each day on which the Exchange is open for trading. As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption. The value of a fund's investment in an underlying fund is determined on the basis of the net asset value of the shares of the class of the underlying fund held by the fund. Generally, the underlying funds determine their net asset value based upon the market value of their assets. Certain assets of the underlying funds may be valued at "fair value" using procedures approved by the boards of trustees of the underlying funds.


The net asset value per share of each class of a fund is computed by taking the value of all of the fund's assets attributable to a class, less the fund's liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a fund are accrued daily and taken into account. Each fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B, Class C and Class Y shares are offered at net asset value without the imposition of an initial sales charge (Class B and Class C shares may be subject to a CDSC).

16.  TAX STATUS


Each fund is treated as a separate entity for U.S. federal income tax purposes. Each fund has elected to be treated, and has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or
(3) the securities of one or more qualified publicly traded partnerships.

If a fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain. If, for any taxable year, a fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed.

Under the Code, each fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and each year ending October 31, respectively. Each fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


Each fund generally distributes any net short- and long-term capital gains in December. Each fund generally pays dividends from any net investment income (excluding capital gains) in December. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for each fund to avoid U.S. federal income or excise tax.


Unless a shareholder specifies otherwise, all distributions from a fund to that shareholder will be automatically reinvested in additional full and fractional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the applicable fund. In general, assuming that a fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if so designated by the fund and certain other conditions are met, as "qualified dividend income," taxable to individual and certain other noncorporate shareholders at a maximum 15% U.S. federal income tax rate.

Dividend income distributed to individual and certain other noncorporate shareholders will qualify for the maximum 15% U.S. federal income tax rate on dividends to the extent that such dividends are attributable to "qualified dividend income." A fund's qualified dividend income generally will consist of any dividend income that is (i) received by a fund from underlying funds that invest in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations and (ii) that is designated as such by the underlying funds, provided that certain holding period and other requirements are met by both the fund and the shareholders. Dividends received by a fund that are attributable to an underlying fund's investments in REITs generally are not expected to qualify for treatment as qualified dividend income. If 95% or more of a fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the fund may designate all distributions of such income as qualified dividend income.

A foreign corporation in which an underlying fund invests is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose.


A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.


Dividends received by a fund from an underlying fund and attributable to the underlying fund's dividend income from stock of U.S. corporations as to which the underlying fund has a holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and that is held in an unleveraged position and distributed and designated as eligible by the underlying fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code, provided such dividends are also designated as eligible for the dividends-received deduction by the fund. The applicable holding period requirements must also be satisfied by both the fund and the shareholder claiming the deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. In order to qualify for the dividends-received deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of "extraordinary dividends " received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are designated as capital gain dividends by a fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by a fund to individual and certain other noncorporate shareholders generally will qualify for reduced U.S. federal income tax rates (currently, a maximum rate of 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets) on long-term capital gains, subject to certain limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders. Under current law, the reduced maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will not apply in taxable years beginning after December 31, 2010.

Under certain circumstances, certain redemptions of a fund's shares in an underlying fund might be treated for tax purposes as dividends from the underlying fund instead of as sales of underlying fund shares. Such treatment could cause distributions to be treated as ordinary dividends instead of capital gains.

The U.S. federal income tax status of all distributions, including the portion of such distributions that may qualify for treatment as qualified dividend income, will be reported to shareholders annually.

Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the fund may be "spilled back" and treated for certain purposes as paid by a fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company's undistributed income and gain subject to the 4% excise tax described above, such "spilled back" dividends are treated as paid by the regulated investment company when they are actually paid.

For purposes of determining the character of income received by a fund when an underlying fund distributes net capital gain to such fund, the fund will treat the distribution as long-term capital gain, even if the fund has held shares of the underlying fund for less than one year. Any loss incurred by a fund on the redemption or other sale of such underlying fund shares that have a tax holding period of six months or less, however, if it is not disallowed under wash sale rules, will be treated as a long-term capital loss to the extent of the gain distribution received on the shares disposed of by such fund.

Each fund may invest in underlying funds with capital loss carryforwards. If such an underlying fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a fund and its shareholders may be reduced. Similarly, for U.S. federal income tax purposes, each fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the fund and may not be distributed as such to shareholders. Neither a fund nor any underlying fund may carry forward any losses other than net capital losses.

At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the applicable fund's portfolio or to undistributed taxable income of the applicable fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in a fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Gain may be increased (or loss reduced) upon a redemption of Class A shares of a fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment), without payment of an additional sales charge, of Class A shares of that fund or of another Pioneer fund (or any other shares of a Pioneer fund generally sold subject to a sales charge).

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on sales or exchanges of fund shares unless the fund shares are "debt-financed property" within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the funds.


A plan participant whose retirement plan invests in a fund, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Foreign exchange gains and losses realized by an underlying fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to a fund and thus of the fund's income. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to an underlying fund's principal business of investing in stock or securities (or in options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable such fund to satisfy the 90% income test.

If an underlying fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation's assets (computed based on average fair market value) either produce or are held for the production of passive income ("passive foreign investment companies"), the underlying fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. An underlying fund would not be able to pass through to any fund that invests in that underlying fund any credit or deduction for such a tax. A "qualified electing fund" election or a "mark-to-market" election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the underlying fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the underlying fund, the underlying fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the underlying fund. These investments could also result in the treatment of gains from the sale of stock of passive foreign investment companies as ordinary income. In order for an underlying fund to make a "qualified electing fund" election with respect to a "passive foreign investment company", the passive foreign investment company would have to agree to provide certain tax information to the underlying fund on an annual basis, which it might not agree to do. An underlying fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

An underlying fund may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for that underlying fund. Federal income tax rules are not entirely clear about issues such as when the underlying fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the underlying fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an underlying fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the underlying fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the underlying fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the underlying fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to a fund investing in the underlying fund.

Options written or purchased and futures contracts entered into by an underlying fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the underlying fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by an underlying fund as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to
Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, an underlying fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an " appreciated financial position" held by the underlying fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the underlying fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the underlying fund and may affect the amount and timing of distributions to a fund investing in the underlying fund. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the underlying fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the underlying fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the underlying fund's income and gains or losses and hence of its distributions to the funds.

An underlying fund in which a fund invests may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The funds do not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by underlying funds, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


Each fund is required to withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from a fund (other than, for taxable years of a fund beginning on or before December 31, 2009, certain dividends designated by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund's "qualified short-term gain" ) or, in certain circumstances, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. "Qualified net interest income" is a fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax on shareholders who are neither citizens nor residents of the United States. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If a fund qualifies as a regulated investment company under the Code (as is anticipated to be the case for each fund), that fund will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.


17.  FINANCIAL STATEMENTS


The fund's financial statements and financial highlights for the fiscal year ended July 31, 2008 appearing in the fund's annual report, filed with the SEC on September 29, 2008 (Accession No. 0000078713-08-000090) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.

The fund's annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.


18.  ANNUAL FEE, EXPENSE AND OTHER INFORMATION


-------------------------------------------------------------------------------------------------------------
Portfolio Turnover
-------------------------------------------------------------------------------------------------------------
Each fund's annual portfolio turnover rate for the fiscal years ended July 31:
-------------------------------------------------------------------------------------------------------------
                                                        2008                       2007
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund           29%                        15%
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund               21%                        19%
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                 20%                        11%
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund             13%                        18%
-------------------------------------------------------------------------------------------------------------


Share Ownership


As of October 31, 2008, the Trustees and officers of each fund owned beneficially in the aggregate less than 1% of the outstanding shares of the fund. The following is a list of the holders of 5% or more of any class of each fund's outstanding shares as of October 31, 2006:

Pioneer Ibbotson Conservative Allocation Fund


-------------------------------------------------------------------------------------------------------------
Record Holder                            Share Class       Number of Shares              % of Class
-------------------------------------------------------------------------------------------------------------
State Street Bank & Trust Co             Class A           665,330.327                   27.66
FBO ADP/MS DW Alliance
105 Rosemont Rd
Westwood, MA 02090-2318

-------------------------------------------------------------------------------------------------------------
MLPF&S                                   Class B           35,224.456                    5.81
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484

-------------------------------------------------------------------------------------------------------------
MLPF&S                                   Class C           269,061.947                   24.71
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484

-------------------------------------------------------------------------------------------------------------
Pioneer Funds Distributor Inc            Class Y           945.155                      100.00
Attn: Corporate Accounting
60 State Street
Boston, MA 02109-1800

-------------------------------------------------------------------------------------------------------------


Pioneer Ibbotson Moderate Allocation Fund


-------------------------------------------------------------------------------------------------------------
Record Holder                          Share Class      Number of Shares                  % of Class
-------------------------------------------------------------------------------------------------------------
MLPF&S                                 Class C          1,041,334.049                     24.41
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484

-------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                           Class Y          241,090.850                       19.43
Regions Bank DBA Kenneburt Co
250 Riverchase Pkwy E Floor 5
Birmingham, AL 35244-1832

-------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                           Class Y          77,826.339                        6.27
Regions Bank DBA Kenneburt Co
250 Riverchase Pkwy E Floor 5
Birmingham, AL 35244-1832

-------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                           Class Y          460,237.791                       37.09
Regions Bank DBA Kenneburt Co
250 Riverchase Pkwy E Floor 5
Birmingham, AL 35244-1832

-------------------------------------------------------------------------------------------------------------
BISYS Retirement Services              Class Y          98,167.974                        7.91
Hendrick Manufacturing Co P S
700 17th Street Suite 300
Denver, CO 80202-3531

-------------------------------------------------------------------------------------------------------------
BISYS Retirement Services              Class Y          80,538.940                        6.49
Education Service Foundation P S
700 17th Street Suite 300
Denver, CO 80202-3531

-------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Growth Allocation Fund


-------------------------------------------------------------------------------------------------------------
Record Holder                            Share Class       Number of Shares              % of Class
-------------------------------------------------------------------------------------------------------------
MLPF&S                                   Class C           812,409.770                   20.13
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484

-------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc             Class C           223,490.649                   5.54
Attn: Peter Booth
333 West 34th St 7th Floor
New York, NY 10001-2402

-------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                             Class Y           20,864.190                    11.53
Regions Bank DBA Kenneburt Co
250 Riverchase Pkwy E Floor 5
Birmingham, AL 35244-1832

-------------------------------------------------------------------------------------------------------------
MLPF&S                                   Class Y           70,116.365                    38.76
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484

-------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                Class Y           26,047.513                    14.40
Gulf concrete 401K Plan
700 17th Street Suite 300
Denver, CO 80202-3531

-------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                Class Y           13,655.988                    7.55
Education Service Foundation P S
700 17th Street Suite 300
Denver, CO 80202-3531

-------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                Class Y           30,771.355                    17.01
Prassel Lumber Co 401K
700 17th Street Suite 300
Denver, CO 80202-3531

-------------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Aggressive Allocation Fund


-------------------------------------------------------------------------------------------------------------
Record Holder                            Share Class       Number of Shares              % of Class
-------------------------------------------------------------------------------------------------------------
MLPF&S                                   Class C           287,381.310                   14.98
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484

-------------------------------------------------------------------------------------------------------------
NFS LLC FEBO                             Class Y           21,840.878                    10.26
Regions Bank DBA Kenneburt Co
250 Riverchase Pkwy E Floor 5
Birmingham, AL 35244-1832

-------------------------------------------------------------------------------------------------------------
MLPF&S                                   Class Y           99,354.488                    46.69
For benefit of its customers
Mutual Fund Administration
4800 Deer Lake Dr E Floor 2
Jacksonville, FL 32246-6484

-------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                Class Y           42,091.605                    19.78
The Robinette Company 401K Plan
700 17th Street Suite 300
Denver, CO 80202-3531

-------------------------------------------------------------------------------------------------------------
BISYS Retirement Services                Class Y           17,035.208                    8.00
First Express 401K Plan
700 17th Street Suite 300
Denver, CO 80202-3531

-------------------------------------------------------------------------------------------------------------


Trustee Ownership of Shares of the Trust and Other Pioneer Funds

--------------------------------------------------------------------------------

The following table indicates the value of shares that each Trustee beneficially owned in the trust and Pioneer Funds in the aggregate as of July 31, 2008. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on July 31, 2008. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on July 31, 2008. The dollar ranges in this table are in accordance with SEC requirements.


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Name of Trustee    Dollar Range of     Dollar Range     Dollar Range of   Dollar Range of   Aggregate
                   Equity Securities   of Equity        Equity            Equity            Dollar Range of
                   in Pioneer          Securities in    Securities in     Securities in     Equity
                   Ibbotson            Pioneer          Pioneer           Pioneer           Securities in
                   Conservative        Ibbotson         Ibbotson Growth   Ibbotson          All Registered
                   Allocation Fund     Moderate         Allocation Fund   Aggressive        Investment
                                       Allocation Fund                    Allocation Fund   Companies
                                                                                            Overseen by
                                                                                            Trustee in the
                                                                                            Pioneer Family
                                                                                            of Funds
-------------------------------------------------------------------------------------------------------------
Interested
Trustees
-------------------------------------------------------------------------------------------------------------
John F. Cogan,     None                None             None              None              Over $100,000
Jr.
-------------------------------------------------------------------------------------------------------------
Daniel K.          N/A                 N/A              N/A               N/A               Over $100,000
Kingsbury+
-------------------------------------------------------------------------------------------------------------
Independent
Trustees
-------------------------------------------------------------------------------------------------------------
David R. Bock      None                Over $100,000    None              None              Over $100,000
-------------------------------------------------------------------------------------------------------------
Mary K. Bush       None                $1 - $10,000     None              $10,001 -         Over $100,000
                                                                          $50,000
-------------------------------------------------------------------------------------------------------------
Benjamin M.        N/A                 N/A              N/A               N/A               N/A
Friedman++
-------------------------------------------------------------------------------------------------------------
Margaret B.W.      None                None             None              None              Over $100,000
Graham
-------------------------------------------------------------------------------------------------------------
Thomas J. Perna    None                None             None              None              Over $100,000
-------------------------------------------------------------------------------------------------------------
Marguerite A.      None                None             None              None              Over $100,000
Piret
-------------------------------------------------------------------------------------------------------------
Stephen K. West+++ N/A                 N/A              N/A               N/A               Over $100,000
-------------------------------------------------------------------------------------------------------------
John Winthrop++++  None                None             None              None              Over $100,000
-------------------------------------------------------------------------------------------------------------



     +      Mr. Kingsbury became a Trustee on May 13, 2008
     ++     Dr. Friedman became a Trustee on May 13, 2008.
     +++    Mr. West became a Trustee on December 1, 2008.
     ++++   Mr. Winthrop resigned as a Trustee effective September 9, 2008.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Compensation of Officers and Trustees

--------------------------------------------------------------------------------

The following table sets forth certain information with respect to the compensation of each Trustee of the trust.



----------------------------------------------------------------------------------------------------------------------
                    Aggregate       Aggregate        Aggregate       Aggregate      Pension or
                    Compensation    Compensation     Compensation    Compensation   Retirement      Total
                    from Pioneer    from Pioneer     from Pioneer    from Pioneer   Benefits        Compensation
                    Ibbotson        Ibbotson         Ibbotson        Ibbotson       Accrued as      from the Trust
                    Conservative    Moderate         Growth          Aggressive     Part of Fund    and Other
                    Allocation      Allocation       Allocation      Allocation     Expenses        Pioneer Funds**
Name of Trustee     Fund **         Fund**           Fund**          Fund **
----------------------------------------------------------------------------------------------------------------------
Interested
Trustees:
----------------------------------------------------------------------------------------------------------------------
John F. Cogan,      $200.00         $500.00          $500.00         $500.00        $0.00                  $33,500.00
Jr.*
----------------------------------------------------------------------------------------------------------------------
Daniel K.           $0.00           $0.00            $0.00           $0.00          $0.00                       $0.00
Kingsbury+
----------------------------------------------------------------------------------------------------------------------
Independent
Trustees:
----------------------------------------------------------------------------------------------------------------------
David R. Bock       $1,000.00       $1,133.08        $1,111.68       $1,000.00      $0.00                 $162,170.90
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush        $1,000.00       $1,150.45        $1,125.73       $1,000.00      $0.00                 $160,250.00
----------------------------------------------------------------------------------------------------------------------
Benjamin M.         $125.00         $133.28          $130.86         $125.00        $0.00                     $514.14
Friedman++
----------------------------------------------------------------------------------------------------------------------
Margaret B.W.       $1,000.00       $1,173.76        $1,146.24       $1,000.00      $0.00                 $174,250.00
Graham
----------------------------------------------------------------------------------------------------------------------
Thomas J. Perna     $1,000.00       $1,140.23        $1,117.49       $1,000.00      $0.00                 $160,574.79
----------------------------------------------------------------------------------------------------------------------
Marguerite A.       $1,000.00       $1,212.50        $1,178.55       $1,000.00      $0.00                 $201,750.00
Piret
----------------------------------------------------------------------------------------------------------------------
Stephen K. West+++  N/A             N/A              N/A             N/A            $0.00                  $67,932.50
----------------------------------------------------------------------------------------------------------------------
John Winthrop++++   $1,000.00       $1,150.59        $1,126.39       $1,000.00      $0.00                 $160,500.00
                                                                                                          -----------
----------------------------------------------------------------------------------------------------------------------
Total               $6,325.00       $7,593.88        $7,436.94       $6,625.00      $0.00               $1,121,442.33
----------------------------------------------------------------------------------------------------------------------



        *      Under the management contract, Pioneer reimburses the trust for any Interested Trustee fees paid by the trust.
        **     For the fiscal year ended July 31, 2008. As of July 31, 2008, there are 77 U.S. registered investment portfolios in the Pioneer
               Family of Funds.
        +      Mr. Kingsbury became a Trustee on May 13, 2008
        ++     Dr. Friedman became a Trustee on May 13, 2008.
        +++    Mr. West became a Trustee on December 1, 2008.
        ++++   Mr. Winthrop resigned as a Trustee effective September 9, 2008.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Approximate Management Fees the Trust Paid or Owed Pioneer
--------------------------------------------------------------------------------
The following table shows the dollar amount of gross investment management fees incurred by each fund, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any. The data is for the past three fiscal years or shorter period if the fund has been in operation for a shorter period.



-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended July 31,
-------------------------------------------------------------------------------------------------------------
                             2008                       2007                       2006
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson
Conservative Allocation
Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $54,704                    $39,012                    $11,708
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $25,140                    $11,656                    $104,326
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate
Allocation Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $378,750                   $377,431                   $291,037
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $378,750                   $377,431                   $291,037
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth
Allocation Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $365,976                   $342,936                   $210,884
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $321,502                   $330,913                   $189,299
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson
Aggressive Allocation Fund
-------------------------------------------------------------------------------------------------------------
Gross Fee Incurred           $230,340                   $214,111                   $133,858
-------------------------------------------------------------------------------------------------------------
Net Fee Paid                 $209,561                   $203,611                   $121,857
-------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
Fees the Trust Paid to Pioneer under the Administration Agreement

-------------------------------------------------------------------------------------------------------------
For the Fiscal Years Ended July 31,
-------------------------------------------------------------------------------------------------------------
                                              2008                 2007                  2006
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation      $7,364               $14,737               $2,586
Fund
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund     $50,986              $76,975               $26,472
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund       $49,283              $71,094               $19,769
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund   $31,006              $53,490               $12,453
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Carryover of Distribution Expenses
--------------------------------------------------------------------------------

As of July 31, 2008 the carryover of distribution expenses under the Class A Plan was:


--------------------------------------------------------------------------------

Pioneer Ibbotson Conservative Allocation Fund                            $3,909
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund                                $15,406
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                                  $1
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                              $8,897
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Underwriting Expenses and Commissions
--------------------------------------------------------------------------------
For the fiscal years ended July 31,
--------------------------------------------------------------------------------


                                     2008           2007             2006
-------------------------------------------------------------------------------
Pioneer Ibbotson
Conservative Allocation
Fund
-------------------------------------------------------------------------------
Approximate Net                      $13,484        $18,852          $26,958
Underwriting Expenses
Retained by PFD
-------------------------------------------------------------------------------
Approximate Commissions              $74,281        $103,668         $143,134
Reallowed to Dealers (Class
A shares)
-------------------------------------------------------------------------------
Approximate Brokerage and            $0             $0               $0
Underwriting Commissions
(Portfolio Transactions)
-------------------------------------------------------------------------------
Pioneer Ibbotson Moderate
Allocation Fund
-------------------------------------------------------------------------------
Approximate Net                      $94,900        $112,258         $154,264
Underwriting Expenses
Retained by PFD
-------------------------------------------------------------------------------
Approximate Commissions              $499,388       $615,979         $834,041
Reallowed to Dealers (Class
A shares)
-------------------------------------------------------------------------------
Approximate Brokerage and            $0             $0               $0
Underwriting Commissions
(Portfolio Transactions)
-------------------------------------------------------------------------------
Pioneer Ibbotson Growth
Allocation Fund
-------------------------------------------------------------------------------
Approximate Net                      $130,073       $190,221         $241,185
Underwriting Expenses
Retained by PFD
-------------------------------------------------------------------------------
Approximate Commissions              $743,792       $1,055,306       $1,306,915
Reallowed to Dealers (Class
A shares)
-------------------------------------------------------------------------------
Approximate Brokerage and            $0             $0               $0
Underwriting Commissions
(Portfolio Transactions)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive
Allocation Fund
-------------------------------------------------------------------------------
Approximate Net                      $94,748        $130,388         $151,210
Underwriting
Expenses Retained by PFD
-------------------------------------------------------------------------------
Approximate Commissions              $571,241       $724,141         $830,890
Reallowed to Dealers (Class
A shares)
-------------------------------------------------------------------------------
Approximate Brokerage and            $0             $0               $0
Underwriting Commissions
(Portfolio Transactions)
-------------------------------------------------------------------------------


Fund Expenses under the Distribution Plans

--------------------------------------------------------------------------------

For the Fiscal Year Ended July 31, 2008

--------------------------------------------------------------------------------


                                                  Combined     Class A     Class B     Class C
                                                    Plan
-----------------------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund    $  223,915    $ 65,499    $ 55,389    $103,027
-----------------------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund        $1,482,740    $402,600    $586,568    $493,572
-----------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund          $1,621,235    $377,634    $714,300    $529,301
-----------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund      $  881,798    $283,478    $351,935    $246,385
-----------------------------------------------------------------------------------------------

An estimate by category of the allocation of fees paid by each of the fund's Class of Shares during the fiscal year ended July 31, 2008 is set forth in the following table:

Allocation of Fund Expenses under the Distribution Plan - Ibbotson Conservative Allocation Fund



-----------------------------------------------------------------------------
           Payments to    Advertising    Sales       Printing       Total
           Servicing                     Meetings    And Mailing
           Parties(1)
-----------------------------------------------------------------------------
Class A    $64,896        $989           $1,587      $2,820         $  70,292
-----------------------------------------------------------------------------
Class B    $37,315        $105           $  172      $  318         $  37,910
-----------------------------------------------------------------------------
Class C    $99,872        $524           $  870      $1,625         $ 102,891
-----------------------------------------------------------------------------



Allocation of Fund Expenses under the Distribution Plan - Ibbotson Moderate Allocation Fund



-----------------------------------------------------------------------------
           Payments to    Advertising    Sales       Printing       Total
           Servicing                     Meetings    And Mailing
           Parties(1)
-----------------------------------------------------------------------------
Class A    $424,935       $3,951         $6,396      $11,635        $446,917
-----------------------------------------------------------------------------
Class B    $277,875       $  610         $  989      $ 1,806        $281,280
-----------------------------------------------------------------------------
Class C    $459,979       $2,106         $3,420      $ 6,205        $471,710
-----------------------------------------------------------------------------



Allocation of Fund Expenses under the Distribution Plan - Ibbotson Growth Allocation Fund



-----------------------------------------------------------------------------
           Payments to    Advertising    Sales       Printing       Total
           Servicing                     Meetings    And Mailing
           Parties(1)
-----------------------------------------------------------------------------
Class A    $383,657       $4,166         $6,698      $12,079        $406,600
-----------------------------------------------------------------------------
Class B    $417,025       $1,093         $1,757      $ 3,136        $423,011
-----------------------------------------------------------------------------
Class C    $494,230       $2,734         $4,343      $ 7,617        $508,924
-----------------------------------------------------------------------------



Allocation of Fund Expenses under the Distribution Plan - Ibbotson Aggressive Allocation Fund



-----------------------------------------------------------------------------
           Payments to    Advertising    Sales       Printing       Total
           Servicing                     Meetings    And Mailing
           Parties(1)
-----------------------------------------------------------------------------
Class A    $297,237       $4,086         $6,524      $11,623        $319,473
-----------------------------------------------------------------------------
Class B    $218,041       $  626         $1,008      $ 1,820        $221,495
-----------------------------------------------------------------------------
Class C    $236,087       $1,082         $1,744      $ 3,168        $242,081
-----------------------------------------------------------------------------



(1) Payments to Servicing Parties include Pioneer Funds Distributor, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the fund. (annualized for the period ending June 30, 2008)

--------------------------------------------------------------------------------
CDSCs
--------------------------------------------------------------------------------

During the fiscal year ended July 31, 2008, the following CDSCs were paid to
PFD:



--------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund                           $24,295
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund                               $198,075
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                                 $258,163
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                             $140,134
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Capital Loss Carryforwards as of July 31, 2008


--------------------------------------------------------------------------------
At July 31, 2007, the funds had the following net capital loss carryforward:

--------------------------------------------------------------------------------
Pioneer Ibbotson Conservative Allocation Fund                               $0
--------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund                                   $0
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                                     $0
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                                 $0
--------------------------------------------------------------------------------

19. APPENDIX A - DESCRIPTION OF SHORT-TERM DEBT, CORPORATE BOND AND PREFERRED STOCK RATINGS(1)


Description of Moody's Investors Service, Inc.'s ("Moody's") Short-Term Prime
Ratings:

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody's Debt Ratings:

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


--------------
(1)The ratings indicated herein are believed to be the most recent ratings available at the date of this statement of additional information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating classification from "Aa" through "Caa". The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

     o Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);
     o    Notes allowing for negative coupons, or negative principal;
     o Notes containing any provision that could obligate the investor to make any additional payments;
     o    Notes containing provisions that subordinate the claim.

For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

Standard & Poor's Long-Term Issue Credit Ratings:


Issue credit ratings are based, in varying degrees, on the following considerations:


     o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o    Nature of and provisions of the obligation;
     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A "C" rating is assigned to obligations that are currently highly vulnerable to non-payment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, a "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Standard & Poor's Short-Term Issue Credit Ratings:

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks


Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

20.  Appendix B
                                  Proxy Voting


POLICY

Each of Pioneer Investment Management, Inc. and Pioneer Institutional Asset Management, Inc. (collectively, "Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will seek to vote all proxies in accordance with this policy, which are presented in a timely manner.


Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.


All proxies that are received in a timely manner will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group. Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies. Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

APPLICABILITY

Pioneer's Proxy Voting policy and related procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. The Proxy Voting policies and procedures summarize Pioneer's position on a number of issues for which proxies may be solicited. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios or proxy events involving closed-end Funds. Because of the special issues associated with proxy solicitations by closed-end Funds, shares of closed-end Funds will be voted by Pioneer on a case-by-case basis.

PURPOSE

The overriding goal of Pioneer's Proxy Voting Procedure is that proxies for all United States ("US") and non-US companies that are received in a timely manner will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on


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an issue or has not delegated authority to us, or the Proxy Voting Oversight
Group determines that the circumstances justify a different approach. Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito Italiano S.p.A. ("Unicredito"). Any questions about these policies and procedures should be directed to Pioneer's Director of Investment Operations (the "Proxy Coordinator").

                                   PROCEDURES

Proxy Voting Service

Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Pioneer and set forth herein. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Chief Legal Officer or his or her designee whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Pioneer's proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Head of Portfolio Management U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such


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decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Pioneer may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

"Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

Disclosure

Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Pioneer's: Head of Portfolio Management U.S. or his or her designated equity portfolio management representative, the Director of Investment Operations, and the Chief Compliance Officer of the Adviser and Funds. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Director of Investment Operations will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least


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annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Pioneer may not amend its Proxy Voting Policies and Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A. ("PGAM").

Filing Form NP-X

The Proxy Coordinator and the Regulatory Compliance Manager are responsible for ensuring that Form NP-X documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX.

The Compliance department will ensure that a corresponding Form N-PX exists for each Pioneer registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Pioneer record keeping policies.

Proxy Voting Guidelines


Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

     o    Corporate name change.

     o    A change of corporate headquarters.

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     o    Stock exchange listing.

     o    Establishment of time and place of annual meeting.

     o    Adjournment or postponement of annual meeting.

     o    Acceptance/approval of financial statements.

     o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

     o    Approval of minutes and other formalities.

     o Authorization of the transferring of reserves and allocation of income.

     o    Amendments to authorized signatories.

     o    Approval of accounting method changes or change in fiscal year-end.

     o    Acceptance of labor agreements.

     o    Appointment of internal auditors.


Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items that maybe inconsistent, in its view, with Pioneer's goal of supporting the value of client's portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.


Auditors

We normally vote for proposals to:
     o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

     o    Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:
     o    Seek bids from other auditors.

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     o    Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

     o    Indemnify auditors.

     o    Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

General Board Issues

Pioneer will vote for:
     o Audit, compensation and nominating committees composed of independent directors exclusively.

     o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

     o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

     o    Election of an honorary director.

We will vote against:
     o    Minimum stock ownership by directors.

     o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

     o Requirements for union or special interest representation on the board.

     o    Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:
     o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:
     o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

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     o    Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

We will also vote against:
     o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

     o Directors who appear to lack independence or are associated with very poor corporate performance.

We will vote on a case-by case basis on these issues:
     o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

     o    Contested election of directors.

     o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

     o    Mandatory retirement policies.

     o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.


We will vote for:

     o Precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.


Takeover-Related Measures

Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

     o    Cumulative voting.

     o    Increase ability for shareholders to call special meetings.

     o    Increase ability for shareholders to act by written consent.

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     o    Restrictions on the ability to make greenmail payments.

     o    Submitting rights plans to shareholder vote.

     o    Rescinding shareholder rights plans ("poison pills").

     o    Opting out of the following state takeover statutes:

          - Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

          - Control share cash-out provisions, which require large holders to acquire shares from other holders


          - Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control

          - Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

          - Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

          -    Fair price provisions.

          -    Authorization of shareholder rights plans.

          -    Labor protection provisions.

          -    Mandatory classified boards.


We will vote on a case-by-case basis on the following issues:
     o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

     o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

     o    Proposals that allow shareholders to nominate directors.

We will vote against:

     o Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.


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     o    Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.

     o    Classes of shares with unequal voting rights.

     o    Supermajority vote requirements.

     o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

     o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

     o    Extension of advance notice requirements for shareholder proposals.

     o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

     o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Pioneer will vote for:
     o    Changes in par value.

     o    Reverse splits, if accompanied by a reduction in number of shares.


     o Shares repurchase programs, if all shareholders may participate on equal terms.


     o    Bond issuance.

     o    Increases in "ordinary" preferred stock.

     o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

     o    Cancellation of company treasury shares.

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We will vote on a case-by-case basis on the following issues:
     o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

     o Increase in authorized common stock. We will make a determination considering, among other factors:

          -    Number of shares currently available for issuance;


          - Size of requested increase (we would normally approve increases of up to 100% or current authorization);

          - Proposed use of the proceeds from the issuance of additional shares, and


          - Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

     o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

     o    Proposals to submit private placements to shareholder vote.

     o    Other financing plans.

We will vote against preemptive rights that we believe limit a company's financing flexibility.

Compensation

Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose. Pioneer will vote for:

     o    401(k) benefit plans.

     o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

     o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

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          -    Amendments to performance plans to conform with OBRA;

          -    Caps on annual grants or amendments of administrative features;


          -    Adding performance goals, and

          -    Cash or cash and stock bonus plans.


     o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

     o    Require that option repricing be submitted to shareholders.

     o    Require the expensing of stock-option awards.

     o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

     o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

     o Shareholder proposals seeking additional disclosure of executive and director pay information.


     o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

          - The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

               Dilution = (A + B + C) / (A + B + C + D), where
               A = Shares reserved for plan/amendment,
               B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

          -    The plan must not:

               - Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval

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               -    Be a self-replenishing "evergreen" plan, plans that grant
                    discount options and tax offset payments

          - We are generally in favor of proposals that increase participation beyond executives.

          - We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

          - We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

          - We generally support proposals asking companies to adopt stock holding periods for their executives.

     o    All other employee stock purchase plans.

     o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

     o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:
     o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

     o    Elimination of stock option plans.

We will vote on a case-by case basis on these issues:
     o    Limits on executive and director pay.

     o    Stock in lieu of cash compensation for directors.

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Corporate Governance

Pioneer will vote for:
     o    Confidential Voting.

     o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

     o Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:
     o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

     o Bundled proposals. We will evaluate the overall impact of the proposal.

     o    Adopting or amending the charter, bylaws or articles of association.

     o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:
     o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

     o    Limitations on stock ownership or voting rights.

     o    Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Pioneer will vote on the following and similar issues on a case-by-case basis:
     o    Mergers and acquisitions.

     o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

     o    Debt restructurings.

     o    Conversion of securities.

     o    Issuance of shares to facilitate a merger.

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     o    Private placements, warrants, convertible debentures.

     o Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Mutual Funds

Many of our portfolios may invest in shares of closed-end funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues. Pioneer will vote for:
     o    Establishment of new classes or series of shares.

     o    Establishment of a master-feeder structure.

Pioneer will vote on a case-by-case on:
     o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

     o    Approval of new or amended advisory contracts.

     o    Changes from closed-end to open-end format.

     o    Authorization for, or increase in, preferred shares.

     o    Disposition of assets, termination, liquidation, or mergers.

     o Classified boards of closed-end funds, but will typically support such proposals.

Social Issues

Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:
     o Conduct studies regarding certain issues of public concern and interest;

     o Study the feasibility of the company taking certain actions with regard to such issues; or

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     o    Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.


aVOIDING CONFLICTS OF INTEREST

Pioneer addresses potential material conflicts of interest by having a predetermined proxy voting policy. The Proxy Voting Oversight Group is responsible for monitoring potential conflicts of interest in connection with the voting of proxies on behalf of the Pioneer Funds and other clients. For those proposals that are determined to present a material conflict of interest, the Proxy Voting Oversight Group will follow additional procedures, which may include consulting with the Board of Trustees in matters concerning the Pioneer Funds.

A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:
     o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

     o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

     o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

     o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

Pioneer will abstain from voting shares of UniCredito Italiano Group, unless otherwise directed by a client. In addition, the Proxy Coordinator will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of the Adviser and Funds. The Proxy Voting Oversight Group will review each item referred to Pioneer by the proxy voting service to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller's and Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible


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probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

SUPERVISION

ESCALATION

It is each associate's responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Chief Compliance Officer of the Advisor and the Funds if he or she becomes aware of any possible deviation from this policy and procedure that may disadvantage a client or Fund.

tRAINING

Pioneer conducts periodic training on the Proxy Voting Policy and Procedure. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

rELATED POLICIES AND PROCEDURES

Pioneer's Investment Management, Inc. Books and Records Policy and the Books and Records of the Pioneer Funds' Policy.

RECORD KEEPING

The Proxy Coordinator shall ensure that Pioneer's proxy voting service:
     o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

     o    Retains a record of the vote cast;

     o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

     o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
     o    A record memorializing the basis for each referral vote cast;

     o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

     o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

Pioneer shall maintain the above records in the client's file in accordance with applicable regulations.

RELATED REGULATIONS
Form N-1A, ICA Rule 30b1-4, Rule 31a 1-3, Rule 38a-1 & IAA 206 (4) -6, 204 -2

ADOPTED BY THE PIONEER FUNDS' BOARD OF TRUSTEES

October 5, 2004
EFFECTIVE DATE:
October 5, 2004
REVISION DATE:
March 2008

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS

       (a)(1) Amended and Restated Agreement and Declaration of Trust.(*)
       (a)(2) Certificate of Trust.(1)
       (a)(3) Amendment to Certificate of Trust.(2)
       (b)    By-Laws.(*)
       (c)    None.
       (d)(1) Amended and Restated Management Agreement.(*)
       (d)(2) Sub-Advisory Agreement between Pioneer Investment Management, Inc. and Ibbotson Associates Advisors, LLC ("Ibbotson").(3)
       (d)(3) Amendment to Sub-Advisory Agreement between Pioneer
              Investment Management, Inc. and Ibbotson.(4)
       (d)(4) Amended Sub-Advisory Agreement between Pioneer
              Investment Management, Inc. and Ibbotson.(7)
       (e)(1) Underwriting Agreement between the Fund and Pioneer Funds Distributor, Inc.(2)
       (e)(2) Dealer Sales Agreement.(8)
       (f)    None.
       (g)(1) Custodian Agreement between the Fund and Brown Brothers Harriman & Co. ("BBH").(7)
       (g)(2) Amended Appendix A to Custodian Agreement.(8)
       (h)(1) Master Investment Company Service Agreement between the Fund and Pioneer Investment Management Shareholder Services, Inc.(7)
       (h)(2) Amendment to Investment Company Service Agreement.(8)
       (h)(3) Administration Agreement between the Fund and Pioneer
              Investment Management, Inc. (*)
       (h)(4) Expense Limitation Agreement.(*)
       (h)(5) Administrative and Fund Accounting Agency Agreement between the Fund and BBH.(4)
       (h)(6) First Amendment to Administrative and Fund Accounting Agency Agreement between the Fund and BBH.(6)
       (h)(7) Asset Allocation Administration Agreement between the Fund and BBH.(4)
       (i)(1) Opinion and Consent of Counsel.(2)
       (j)(1) Consent of Independent Registered Public Accounting Firm.(*)
       (j)(2) Assistant Secretary's Certificate.(2)
       (k)    None.
       (l)(1) Share Purchase Agreement-Pioneer Ibbotson Moderate Allocation Fund.(2)
       (l)(2) Share Purchase Agreement-Pioneer Ibbotson Growth Allocation
              Fund.(2)
       (l)(3) Share Purchase Agreement-Pioneer Ibbotson Aggressive Allocation Fund.(2)
       (m)(1) Pioneer Funds Distribution Plan.(*)
       (n)(1) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson Moderate Allocation Fund.(2)
       (n)(2) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson
              Growth Allocation Fund.(2)
       (n)(3) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson Aggressive Allocation Fund.(2)
       (n)(4) Multiple Class Plan pursuant to Rule 18f-3-Pioneer Ibbotson Conservative Allocation Fund.(3)
       (p)(1) Code of Ethics-Pioneer Funds.(3)
       (p)(2) Code of Ethics-Pioneer Funds Distributor, Inc.(3)
       (p)(3) Code of Ethics-Pioneer Investment Management, Inc.(*)
       (p)(4) Code of Ethics-Ibbotson.(3)
       N/A(1) Powers of Attorney.(8)
       N/A(2) Powers of Attorney (Mark E. Bradley).(*)
       N/A(3) Powers of Attorney (Benjamin M. Friedman).(*)

------------------

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Registration Statement on Form N-1A (the "Registration Statement") (File No. 333-114788) as filed with the Securities and Exchange Commission (the "SEC") on April 23, 2004 (Accession No. 0001288255-04-000006).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Pre-effective amendment No.2 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on August 6, 2004 (Accession No. 0001016964-04-000333).

(3) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 3 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on May 6, 2005
(Accession No. 0001016964-05-000218).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 4 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on July 15, 2005 (Accession No. 0001288255-05-000003).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on September 20, 2005 (Accession No. 0001288255-05-000009).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 6 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 23, 2005 (Accession No. 0001288255-05-000021).

(7) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 7 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 28, 2006 (Accession No. 0001288255-06-000019).

(8) Previously filed. Incorporated herein by reference from the exhibits filed in the Trust's Post-effective amendment No. 8 to the Registration Statement on Form N-1A (File No. 333-114788) as filed with the SEC on November 28, 2007 (Accession No. 0001145443-07-003717).

(*) Filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Trust

     None.

Item 25.  Indemnification

Except for the Amended and Restated Agreement and Declaration of Trust of the Trust (the "Declaration"), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

     Pioneer Investment Management, Inc. ("Pioneer Investments") is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit").
Pioneer Investments manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities.

To the knowledge of the Trust, none of Pioneer Investments' directors or executive officers is or has been during their employment with Pioneer Investments engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Pioneer Investments manages and/or other UniCredit subsidiaries.

                              OTHER BUSINESS, PROFESSION, VOCATION OR
                              EMPLOYMENT OF SUBSTANTIAL NATURE WITHIN LAST TWO
NAME OF DIRECTOR/OFFICER      FISCAL YEARS

John F. Cogan, Jr.            Of Counsel,
                              Wilmer Cutler Pickering Hale and Dorr LLP,
                              60 State Street, Boston, Massachusetts 02109

With respect to the information pertaining to Ibbotson Associates Advisors, LLC ("Ibbotson"), each Fund's investment subadviser, reference is hereby made to "Management - Investment subadviser" in the prospectuses. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Ibbotson, reference is made to the current Form ADV of Ibbotson filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference (File No. 801-62323).

Item 27.  Principal Underwriters

      (a) Pioneer Funds Distributor, Inc. acts as principal underwriter for the following investment companies:

        Pioneer Bond Fund
        Pioneer Emerging Markets Fund
        Pioneer Equity Income Fund
        Pioneer Equity Opportunity Fund
        Pioneer Fund
        Pioneer Fundamental Growth Fund
        Pioneer High Yield Fund
        Pioneer Ibbotson Asset Allocation Series
        Pioneer Independence Fund
        Pioneer International Equity Fund
        Pioneer Mid Cap Growth Fund
        Pioneer Mid Cap Value Fund
        Pioneer Money Market Trust
        Pioneer Protected Principal Trust
        Pioneer Real Estate Shares
        Pioneer Research Fund
        Pioneer Select Growth Fund
        Pioneer Select Value Fund
        Pioneer Series Trust I
        Pioneer Series Trust II
        Pioneer Series Trust III
        Pioneer Series Trust IV
        Pioneer Series Trust V
        Pioneer Series Trust VI
        Pioneer Series Trust VII
        Pioneer Series Trust VIII
        Pioneer Series Trust IX
        Pioneer Short Term Income Fund
        Pioneer Small Cap Value Fund
        Pioneer Strategic Income Fund
        Pioneer Tax Free Income Fund
        Pioneer Value Fund
        Pioneer Variable Contracts Trust

         (b)     Directors and executive officers of Pioneer Funds Distributor,
                 Inc.:


                       POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
       NAME            UNDERWRITER                  FUND

Daniel K. Kingsbury    Director                     Executive Vice President and
                                                    Trustee

Joseph D. Kringdon     Director and President       None

Mark D. Goodwin        Executive Vice President     None
                       and Chief Operating Officer

Gregg Dooling          Chief Financial Officer      None

Christopher Saulnier   Treasurer                    None

Dorothy E. Bourassa    Senior Vice President        Secretary
                       and Secretary

Natale Algiere         Senior Vice President        None

John P. Davy           Senior Vice President        None

Michael B. Glenn       Senior Vice President        None

Alexander Sarafianos   Senior Vice President        None


The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.

         (c)      Not applicable.

Item 28.  Location of Accounts and Records

         The accounts and records are maintained at the Trust's office at 60 State Street, Boston, Massachusetts 02109; contact the Treasurer.


Item 29.  Management Services

     Not applicable.

Item 30.  Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 20th day of November, 2008.

                                        PIONEER IBBOTSON ASSET ALLOCATION SERIES



                                        By:  /s/ Daniel K. Kingsbury
                                             Daniel K. Kingsbury
                                             Executive Vice President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below on November 20, 2008:

Signature                      Title

        John F. Cogan, Jr.*             Chairman of the Board,
        John F. Cogan, Jr.              President (Principal
                                        Executive Officer) and
                                        Trustee

        Mark E. Bradley*                Chief Financial and Accounting
        Mark E. Bradley                 Officer and Treasurer (Principal
                                        Financial and Accounting
                                        Officer)


        David R. Bock*                  Trustee
        David R. Bock


        Mary K. Bush*                   Trustee
        Mary K. Bush


        Benjamin M. Friedman*           Trustee
        Benjamin M. Friedman


        Margaret B. W. Graham*          Trustee
        Margaret B. W. Graham


        /s/Daniel K. Kingsbury          Trustee
        Daniel K. Kingsbury


        Thomas J. Perna*                Trustee
        Thomas J. Perna


        Marguerite A. Piret*            Trustee
        Marguerite A. Piret



*By:    /s/ Daniel K. Kingsbury             Dated: November 20, 2008
        Daniel K. Kingsbury
        Attorney-in-fact

                                 Exhibit Index

Exhibit
Number     Document Title

(a)(1)   Amended and Restated Agreement and Declaration of Trust

(b)      Amended and Restated By-Laws

(d)(1)   Amended and Restated Management Agreement

(h)(3)   Administration Agreement between the Fund and Pioneer
         Investment Management, Inc.

(h)(4)   Expense Limitation Agreement

(j)(1)   Consent of Independent Registered Public Accounting Firm

(m)(1)   Pioneer Funds Distribution Plan

(p)(3)   Code of Ethics-Pioneer Investment Management, Inc.

N/A(2)   Powers of Attorney (Mark E. Bradley)

N/A(3)   Powers of Attorney (Benjamin M. Friedman)